UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-22473

Virtus Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

        Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

             Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

ANNUAL REPORT

November 30, 2024
Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) has adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in the Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/ZTR

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended November 30, 2024.
The 12-month period saw strong returns across asset classes. Despite several unpredictable global events, markets were fueled by investor optimism about artificial intelligence (AI), as well as continued improvement in inflation data. The Federal Reserve (the “Fed”) began its much-anticipated easing of monetary policy, lowering its benchmark interest rate by a total of 0.75% during the fiscal year. Investors continued to believe that an economic soft landing would be possible, driving markets higher.
Domestic and international equity indexes posted strong returns for the 12 months ended November 30, 2024. U.S. large-capitalization stocks returned 33.89%, as measured by the S&P 500® Index, while small-cap stocks returned 36.43%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 11.88%, roughly the same as emerging markets, which were up 11.86% as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, the yield on the 10-year Treasury fell to 4.18% on November 30, 2024, from 4.37% on November 30, 2023. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was up 6.88% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, posted a strong return of 12.71%.
For the fiscal year, the three sectors of emerging markets (EM) debt returned 13.16% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, 11.54% for hard currency corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index, and 2.73% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index.
If you need assistance or have any questions about your Fund, please call our shareholder service team at 1-866-270-7788. We are grateful for your business and committed to your long-term financial success.
Sincerely,
George R. Aylward
President and Chief Executive Officer
Virtus Closed-End Funds
January 2025

Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2024
About the Fund:
Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage allows the Fund to borrow at short-term rates with the expectation to invest at higher yields on its investments. As of November 30, 2024, the Fund’s leverage consisted of $43 million of borrowings made pursuant to margin financing, which represented approximately 30% of the Fund’s total assets.
Manager Comments – Newfleet Asset Management (“Newfleet”)
Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the respective portfolio team at Newfleet and covers the Fund’s portfolio for the fiscal year ended November 30, 2024.
How did the markets perform during the Fund’s fiscal year ended November 30, 2024?
After U.S. economic data from the first half of 2024 kept the Federal Reserve’s (the “Fed”) interest rate activity on hold, continued improvement in inflation data and a rise in the unemployment rate gave the Fed the confidence to adjust monetary policy. The Fed lowered its benchmark interest rate by 0.50% in September, with a subsequent 0.25% cut in November. These were the first reductions since March 2020, during the height of the COVID pandemic, and since the rate hiking cycle began in March 2022 that led to 11 consecutive rate increases for a cumulative 5.25% of monetary policy tightening. U.S. economic performance remained remarkably resilient in the face of higher rates, and at the end of the reporting period, the U.S. still appeared to be headed toward the often-elusive soft landing.
The Fed joined the ranks of other central banks that had already commenced monetary policy easing, including the European Central Bank (“ECB”), the Bank of England, and central banks in Switzerland, Sweden, and Canada. On the other hand, the Bank of Japan stood out with its tightening bias. Global monetary policy remained semi-desynchronized during the fiscal year, with uncertainty about the pace and magnitude of rate cuts. This condition contributed to a stretch of volatility during the period as popular currency trades were adjusted to reflect this reality.
Through the end of the reporting period, the world navigated a year in which political activity was the most active in recent history, including a tumultuous U.S. election cycle that culminated in a win for President-Elect Trump. While the common theme this year was one of several “surprise” outcomes, resulting local financial market volatility proved short-lived and ultimately rewarded active managers who took advantage of dislocations.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
Most risk markets rejoiced at the Goldilocks environment of slowing inflation, low unemployment, resilient earnings, and economic growth that exceeded expectations during the 12-month period. However, sensitivity to this data remained high, and results were varied during the period. Fixed income sector performance was also variable, with interest rates lowering during the period. Spread sectors, or securities other than risk-free government debt, outperformed U.S. Treasuries and spreads tightened. Spread refers to the additional yield over the yield of a risk-free government bond. Within spread sectors, longer duration and risk asset classes outperformed. The U.S. Treasury yield curve shifted lower, and the shape of the curve normalized. The 2-year Treasury yield decreased 0.53%, the 5-year Treasury yield decreased by 0.22%, the 10-year Treasury yield decreased by 0.16%, and the 30-year Treasury yield moved 0.13% lower.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended November 30, 2024, the Fund’s net asset value (“NAV”) returned 13.92%, while its market price returned 24.05%. The Bloomberg Global Aggregate Bond Index, which serves as the Fund’s benchmark, returned 4.64%.
The Fund’s underweight to U.S. Treasuries contributed to performance during the period.  Allocation and selection within corporate high yield and emerging markets high yield, as well as Fund positioning within investment grade corporate bonds, had a positive impact on performance for the 12-month period.
The Fund’s overweight to high quality Yankee bonds and selection within bank loans had a negative impact on performance during the period.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy.  Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
Average Annual Total Returns1  for periods ended 11/30/24

	1 Year	5 Years	10 Years
Market Value[1,2]	24.05%	2.56%	4.55%
Net Asset Value[1,2]	13.92%	2.69%	3.80%
Bloomberg Global Aggregate Bond Index[1,3]	4.64%	-1.42%	0.30%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000  for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost.
[2]	Performance reflects the deduction of Fund operating expenses. Performance does not reflect the incurrence of brokerage expenses, which typically apply to exchange traded products. Total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Average annual total return is the annual compound return for the indicated period. It reflects the change in share price and the reinvestment of all dividends and capital gains. Returns for periods of one year or less are cumulative returns.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2024
About the Fund:
Virtus Stone Harbor Emerging Markets Income Fund’s (NYSE: EDF) (the “Fund”) investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities. There is no guarantee that the Fund will achieve its investment objective.
Effective December 15, 2023, the Virtus Stone Harbor Emerging Markets Total Income Fund was reorganized into Virtus Stone Harbor Emerging Markets Income Fund. The two funds had substantially similar investment objectives and strategies, and the same fund management. The merger resulted in a higher combined level of assets that may offer reduced costs, economies of scale, and increased efficiencies.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. During the period, the Fund utilized short-term reverse repurchase agreements through which it borrowed money by selling securities under the obligation to repurchase them at a later date at a fixed price. The Fund’s management team adjusted borrowing levels to reflect the team’s outlook on emerging markets risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risk had risen. At November 30, 2024, the Fund had borrowings of approximately $50 million, which represented about 26% of the Fund’s managed assets.
Manager Comments – Stone Harbor Investment Partners (“Stone Harbor”)
Stone Harbor is a global credit specialist with expertise in emerging and developed markets debt.  With three decades of informed experience allocating risk in complex areas of the fixed income markets, Stone Harbor manages global credit portfolios for institutional clients around the world. The following commentary is provided by the respective portfolio team at Stone Harbor and covers the Fund’s portfolio for the fiscal year ended November 30, 2024.
How did the markets perform during the Fund’s fiscal year ended November 30, 2024?
U.S. economic data and its implications for monetary policy remained key drivers of risk sentiment throughout much of the reporting period. Following several stronger-than-expected inflation readings in the second quarter of the fiscal year, softer inflation readings finally materialized around the start of the third quarter. Market participants interpreted the disinflationary trend as a precursor for interest rate cuts. This expectation bolstered investor sentiment ahead of the larger-than-expected initial rate cut of 0.50% by the U.S. Federal Reserve (the “Fed”) at its September meeting.
The move by the Fed and subsequent compression of U.S. interest rates helped to spur emerging markets (“EM”) debt performance. Bilateral and multilateral support, including from the International Monetary Fund (“IMF”), was instrumental in supporting several challenged, higher volatility securities. The period was also punctuated by the U.S. presidential race and Donald Trump’s victory, which reignited concerns about trade relations with several large trading partners, including China and Mexico.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
Against this backdrop, the yield on the 10-year U.S. Treasury closed at 4.18% at the end of the reporting period after reaching a period high of 4.70% in April 2024 amid renewed uncertainty about U.S. interest rate policy. Total returns of indexes for emerging markets hard currency sovereign and corporate debt were 13.16% and 11.54%, as represented by the JPMorgan EMBI Global Diversified Index and the JPMorgan CEMBI Broad Diversified Index, respectively, for the 12-month period. Local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, underperformed, posting a total return of 2.73%. The average yield of local currency sovereign debt during the period was 6.30%.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s total return on net asset value (“NAV”) for the 12 months ended November 30, 2024 was 30.38%, while its market price returned 32.71%. For the same period, the Fund’s composite benchmark, which is composed of the three sectors of emerging markets debt (hard currency sovereign debt, corporate debt and local currency sovereign debt), returned 9.09%. A key driver of the Fund’s performance was positive returns from country selection in hard currency sovereign debt.
At the country level, the largest contributors to performance were U.S. dollar-denominated sovereign debt in Argentina, followed by Ecuador and Egypt. U.S. dollar-denominated corporate debt in Mexico, Indonesia, and Colombia also enhanced performance. Other contributors to performance included local currency debt exposure in South Africa, Colombia, and Indonesia.
Some of the positive attribution was offset by other local currency debt exposures, particularly in Brazil, Mexico, and Kazakhstan. The Fund’s exposure to hard currency sovereign debt in Panama, Oman, and Hungary also detracted from performance, although to a much lesser extent.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, and foreign exchange risk, and to efficiently gain certain investment exposures. Derivative positions may increase or decrease the Fund’s exposure to these risks. For the reporting period, derivatives contributed 6.41% to Fund performance.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy.  Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
Average Annual Total Returns1  for periods ended 11/30/24

	1 Year	5 Years	10 Years
Market Value[1,2]	32.71%	-4.12%	2.70%
Net Asset Value[1,2]	30.38%	3.56%	2.65%
Composite Index[1,3]	9.09%	0.91%	2.37%
J.P. Morgan GBI-EM Global Diversified Index[1,3]	2.73%	-0.67%	0.02%
J.P. Morgan CEMBI Broad Diversified Index[1,3]	11.54%	2.48%	3.89%
J.P. Morgan EMBI Global Diversified Index[1,3]	13.16%	0.80%	3.04%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000  for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2024
About The Fund
Virtus Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment objective of capital appreciation, with current income as a secondary objective. The Fund seeks to meet its objectives through a balance of equity and fixed income investments. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. As of November 30, 2024, the Fund’s leverage consisted of $168 million of borrowings made pursuant to margin financing, which represented approximately 28% of the Fund’s total assets.
On March 11, 2024, the Fund announced a Tender Offer Program intended to enhance shareholder value, provide shareholders with an additional source of liquidity for their investment, and provide the potential to reduce the Fund’s trading discount to its NAV over time. The Tender Offer Program consists of a tender offer for 10% of the Fund’s outstanding shares at 98% of NAV and two conditional tender offers.  As part of the program, the Fund conducted a tender offer for 10% of its outstanding shares and on May 7, 2024, announced that the Fund accepted 6,857,832 shares for payment on May 8, 2024 at a price of 98% of NAV, or $5.9976. On December 2, 2024, after the Fund’s fiscal year-end of November 30, 2024, the Fund announced it met the conditions to trigger its first conditional tender offer when the average trading discount during the measurement period exceeded 12%.  The Fund commenced the conditional tender offer for 10% of its outstanding shares at 98% of NAV on January 7, 2025 with an expiration on February 6, 2025, unless extended.  The Tender Offer Program concludes with a  second conditional tender offer for up to 10% of the Fund’s then outstanding shares at 98% of NAV if the Fund’s average trading discount exceeds 10% during the consecutive 180 calendar day period beginning April 1, 2025.
For the fiscal year ended November 30, 2024, the Fund’s NAV returned 24.24%, including $0.60 in reinvested distributions, and its market price returned 28.66%.  For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) (representing equities) and 40% Bloomberg U.S. Aggregate Bond Index (representing fixed income) returned 15.00%.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portion for the fiscal year ended November 30, 2024.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
How did the equity markets perform during the Fund’s fiscal year ended November 30, 2024?
Global developed market equities rose 27.83%, as measured by the MSCI World Index (net), during the 2024 fiscal year. This was a spectacular return, particularly in a year that was overshadowed by geopolitical and economic uncertainty. Central banks initiated interest rate cuts, and investors increasingly believed a soft landing for the economy could be achieved. Optimism surrounding artificial intelligence (“AI”) was also a key driver of market performance, especially in the U.S. In November, the U.S. elections triggered a risk-on trade, while reactions were more cautious outside of the U.S. due to concerns about the potential for future trade conflicts.
The benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), returned 20.58% for the 12-month period, trailing the broader market. Midstream energy and utilities led the way as AI emerged as a powerful new driver of long-term growth. The nearly insatiable power demands of AI data centers led to an “all-of-the-above” approach that featured natural gas-fired power generation and nuclear power in addition to renewables.
Communications and transportation lagged the infrastructure benchmark as macroeconomic conditions tempered investor enthusiasm. Tower stocks and toll roads were challenged by their interest rate sensitivity as rates remained high for most of the year. North American railroads trailed as an anticipated rebound in freight volumes and earnings growth was delayed. European airports provided a bright spot as passenger volumes continued a multi-year rebound.
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
For the 12 months ended November 30, 2024, the equity portion of the Fund, including the impact of leverage employed by the Fund, returned 31.14% (gross of fees and expenses), while the FTSE Developed Core Infrastructure 50/50 Index (net), which serves as the portfolio’s benchmark, returned 20.58%.
Overall, sector allocation negatively impacted relative returns, while stock selection had a positive impact. Sector allocation was hurt by overweight positions in communications and transportation, as well as an underweight in utilities. The portfolio’s overweight position in midstream energy had a positive allocation impact. Positive stock selection in transportation and communications was partly offset by negative selection in utilities and midstream energy.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
At the security level, the largest contributors to performance were NextEra Energy, Aena SME SA, and Targa Resources. NextEra Energy, an electric utility and leading provider of renewable energy in North America, restored investor confidence in its renewables development pipeline by posting record levels of new contracts. In addition, rate case reviews and investigations at its Florida Power & Light regulated utility subsidiary were resolved without any material impact to the company. Spanish airport operator Aena was supported by robust passenger traffic across Europe during the summer holiday season and solid schedules for the winter months. Targa Resources is an integrated midstream energy company that benefited from volume growth and reported sector-leading earnings growth during the fiscal year. Targa also executed significant share repurchases while announcing a substantial dividend increase and maintaining a robust capital spending program.
The largest detractors from performance in the portfolio were Energias de Portugal SA (EDP), Xcel Energy, and Atlas Arteria. EDP, an out-of-benchmark holding based in Portugal, is an integrated electric and gas utility that is also a leading developer of renewable energy. EDP’s stock declined amid commissioning delays at some renewable power projects and lower European power prices during the year. In addition, the stock came under pressure as investors feared that EDP’s renewables portfolio in the U.S. could face risks if the Inflation Reduction Act of 2022 (IRA) is repealed. Xcel Energy is a multi-state electric and natural gas utility. Xcel’s stock traded lower after one of the company’s electric transmission lines sparked a large wildfire in the panhandle of Texas. The Fund sold its position in Xcel Energy over concerns that the company’s large footprint in western U.S. states posed a risk due to the potential liabilities’ utilities may incur in the absence of improved state legislation. Atlas Arteria, an Australian toll road operator with toll roads in Europe and the U.S., was held at an underweight position and was ultimately sold during the reporting period. The stock lagged due to the approaching expiration of its stake in French toll roads, the company’s largest asset, and management has found it difficult to offset the upcoming value erosion.
Manager Comments - Newfleet Asset Management (“Newfleet”)
How did the fixed income markets perform during the Fund’s fiscal year ended November 30, 2024?
After U.S. economic data from the first half of 2024 kept the Federal Reserve’s (the “Fed”) interest rate activity on hold, continued improvement in inflation data and a rise in the unemployment rate gave the Fed the confidence to adjust monetary policy. The Fed lowered its benchmark interest rate by 0.50% in September, with a subsequent 0.25% cut in November. These were the first reductions since March 2020, during the height of the COVID pandemic, and since the rate hiking cycle began in March 2022 that led to 11 consecutive rate increases for a cumulative 5.25% of monetary policy tightening. U.S. economic performance remained remarkably resilient in the face of higher rates, and at the end of the reporting period, the U.S. still appeared to be headed toward the often-elusive soft landing.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
The Fed joined the ranks of other central banks that had already commenced monetary policy easing, including the European Central Bank (“ECB”), the Bank of England, and central banks in Switzerland, Sweden, and Canada. On the other hand, the Bank of Japan stood out with its tightening bias. Global monetary policy remained semi-desynchronized during the fiscal year, with uncertainty about the pace and magnitude of rate cuts. This condition contributed to a stretch of volatility during the period as popular currency trades were adjusted to reflect this reality.
Through the end of the reporting period, the world navigated a year in which political activity was the most active in recent history, including a tumultuous U.S. election cycle that culminated in a win for President-Elect Trump. While the common theme this year was one of several “surprise” outcomes, resulting local financial market volatility proved short-lived and ultimately rewarded active managers who took advantage of dislocations.
Most risk markets rejoiced at the Goldilocks environment of slowing inflation, low unemployment, resilient earnings, and economic growth that exceeded expectations during the 12-month period. However, sensitivity to this data remained high, and results were varied during the period. Fixed income sector performance was also variable, with interest rates lowering during the period. Spread sectors, or securities other than risk-free government debt, outperformed U.S. Treasuries and spreads tightened. Spread refers to the additional yield over the yield of a risk-free government bond. Within spread sectors, longer duration and risk asset classes outperformed. The U.S. Treasury yield curve shifted lower, and the shape of the curve normalized. The 2-year Treasury yield decreased 0.53%, the 5-year Treasury yield decreased by 0.22%, the 10-year Treasury yield decreased by 0.16%, and the 30-year Treasury yield moved 0.13% lower.
What factors affected the performance of the Fund’s fixed income portfolio during the fiscal year?
For the 12 months ended November 30, 2024, the fixed income portion of the Fund, including the impact of leverage employed by the Fund, returned 15.88% (gross of fees and expenses), while the Bloomberg U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 6.88%.
The portfolio’s underweight to U.S. Treasuries contributed to performance for the period. Allocation and selection within corporate high yield, the portfolio’s allocation to emerging markets high yield, and positioning within investment grade corporate bonds had a positive impact on performance for the 12-month period.
The portfolio’s yield curve positioning relative to the Bloomberg U.S. Aggregate Index detracted from performance, as did the underweight to investment grade corporate bonds, which performed well during the period. Selection within bank loans and emerging markets high yield had a negative impact on performance during the period.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.05 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy.  Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
Average Annual Total Returns1  for periods ended 11/30/24

	1 Year	5 Years	10 Years
Market Value[1,2]	28.66%	0.83%	5.56%
Net Asset Value[1,2]	24.24%	5.25%	6.18%
Virtus Total Return Fund Inc. Linked Benchmark[1]	15.00%	3.39%	3.90%
Bloomberg U.S. Aggregate Bond Index[1,3]	6.88%	-0.01%	1.52%
FTSE Developed Core Infrastructure 50/50 Index (net)[1,3]	20.58%	5.23%	6.00%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000  for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2024
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day for each period reported. Dividends and distributions are assumed, for the purpose of this calculation, to be reinvested at prices under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

  PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2024
The following tables present the portfolio holdings within certain industries/sectors or countries as a percentage of total investments (excluding reverse repurchase agreements and swap contracts) at November 30, 2024.
Asset Allocation
Global Multi-Sector Income Fund
Corporate Bonds and Notes		40%
Financials	13%
Energy	9
Industrials	4
All other Corporate Bonds and Notes	14
Foreign Government Securities		30
Mortgage-Backed Securities		12
Leveraged Loans		10
Asset-Backed Securities		7
U.S. Government Securities		1
Total		100%
Stone Harbor Emerging Markets Income Fund
Foreign Government Securities		71%
Corporate Bonds and Notes		27
Exploration & Production	14%
Financial & Lease	3
Electric	3
Refining	2
All other Corporate Bonds and Notes	5
Credit Linked Notes		2
Total		100%

Total Return Fund Inc.
Common Stocks		76%
Utilities	37%
Industrials	20
Energy	13
All Other Common Stocks	6
Corporate Bonds and Notes		9
Financials	3
Energy	2
Industrials	1
All Other Corporate Bonds and Notes	3
Mortgage-Backed Securities		5
Leveraged Loans		3
Asset-Backed Securities		3
Foreign Government Securities		3
U.S. Government Securities		1
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
Country Weightings

Global Multi-Sector Income Fund
United States	53%
Mexico	4
Turkey	3
Saudi Arabia	3
Indonesia	3
United Arab Emirates	2
Canada	2
Other	30
Total	100%
Stone Harbor Emerging Markets Income Fund
Mexico	14%
Argentina	11
Ecuador	10
Brazil	6
Egypt	5
Iraq	5
Gabon	5
Other	44
Total	100%

Total Return Fund Inc.
United States	62%
Spain	9
Canada	8
United Kingdom	5
Netherlands	3
Switzerland	2
Germany	2
Other	9
Total	100%

KEY INVESTMENT TERMS (Unaudited)
November 30, 2024
Bloomberg Global Aggregate Bond Index
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Stone Harbor Emerging Markets Income Fund Composite Index: 33% J.P. Morgan EMBI Global Diversified / 33% J.P. Morgan CEMBI Broad Diversified / 33% J.P. Morgan GBI-EM Global Diversified
The Stone Harbor Emerging Markets Income Fund composite index consists of 33.33% J.P. Morgan EMBI Global Diversified Index, 33.33% J.P. Morgan CEMBI Broad Diversified Index and 33.33% J.P. Morgan GBI-EM Global Diversified Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Designated Activity Company (“DAC”)
A new company type that was created as part of the New Companies Act 2014, which came into force on June 1st, 2015, in Ireland. This limited company type is applicable to those companies who wish to outline and define a specific type of business in their constitution, rather than have unlimited powers as per the LTD company type.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks of all 17 European Union Member States whether or not they have adopted the Euro.
European Union (“EU”)
The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member

KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2024
board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable. Generally, when a fund invests in hard currency sovereign debt, that debt is denominated in U.S. Dollars.
International Monetary Fund (“IMF”)
The International Monetary Fund is a major financial agency of the United Nations, and an international financial institution, headquartered in Washington, D.C., consisting of 190 countries. The IMF works to achieve sustainable growth and prosperity for all of its member countries by supporting economic policies that promote financial stability and monetary cooperation, which are essential to increase productivity, job creation, and economic well-being.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Joint Stock Company (“JSC”)
A joint-stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by

KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2024
their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Virtus Total Return Fund Inc. Linked Benchmark
The Virtus Total Return Fund Inc. Linked Benchmark consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. Performance of the Virtus Total Return Fund Linked benchmark prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped lndex and 40% Bloomberg U.S. Aggregate Bond Index.

KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2024
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value
U.S. Government Securities—0.7%
U.S. Treasury Bonds
4.250%, 2/15/54	$ 130	$ 127
4.625%, 5/15/54	575	598
Total U.S. Government Securities (Identified Cost $707)		725

Foreign Government Securities—42.5%
Abu Dhabi Government International Bond
144A 5.000%, 4/30/34(2)(3)	245	249
144A 3.875%, 4/16/50(2)(3)	310	248
Arab Republic of Egypt 144A 8.500%, 1/31/47(2)	1,172	943
Benin Government International Bond 144A 7.960%, 2/13/38(2)	39	38
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(4)(5)	1,380	174
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/31	1,200 BRL	171
Costa Rica Government 144A 6.550%, 4/3/34(2)	341	351
Czech Republic 1.750%, 6/23/32	5,200 CZK	188
Dominican Republic
144A 5.500%, 2/22/29(2)	142	139
144A 4.875%, 9/23/32(2)	899	825
144A 6.850%, 1/27/45(2)	305	312
Dubai Government International Bonds RegS 3.900%, 9/9/50(3)(5)	205	150
Federal Republic of Ethiopia 144A 6.625%, 12/11/24(2)(4)	470	370
Federative Republic of Brazil
6.000%, 10/20/33	297	294
	Par Value(1)	Value

Foreign Government Securities—continued
4.750%, 1/14/50	$ 365	$ 267
7.125%, 5/13/54	907	901
Finance Department Government of Sharjah
144A 6.500%, 11/23/32(2)	300	316
144A 4.000%, 7/28/50(2)	1,075	719
Gaci First Investment Co. RegS 4.875%, 2/14/35(3)(5)	560	541
Honduras Government 144A 8.625%, 11/27/34(2)	279	278
Hungary Government International Bond 144A 6.250%, 9/22/32(2)(3)	803	829
Islamic Republic of Pakistan 144A 7.375%, 4/8/31(2)	111	93
Kingdom of Bahrain 144A 5.625%, 5/18/34(2)	595	548
Kingdom of Jordan 144A 5.850%, 7/7/30(2)	250	238
Kingdom of Morocco
144A 3.000%, 12/15/32(2)	193	159
144A 5.500%, 12/11/42(2)	95	86
Lebanese Republic RegS 7.000%, 3/23/32(4)(5)	570	53
Malaysia Government Bond 2.632%, 4/15/31(3)	920 MYR	194
Mex Bonos Desarr 7.750%, 11/13/42(3)	4,700 MXN	184
Oman Government International Bond
144A 7.375%, 10/28/32(2)	595	668
144A 6.750%, 1/17/48(2)	52	54
Republic of Angola 144A 8.750%, 4/14/32(2)	912	816
Republic of Argentina 0.750%, 7/9/30(6)	2,620	1,932
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Armenia 144A 3.600%, 2/2/31(2)	$ 245	$ 204
Republic of Chile 5.330%, 1/5/54(3)	1,061	1,037
Republic of Colombia
3.250%, 4/22/32(3)	690	540
8.000%, 11/14/35	743	767
4.125%, 5/15/51	475	284
Republic of Ecuador
144A 6.900%, 7/31/30(2)(6)	667	451
RegS 6.900%, 7/31/30(5)(6)	1,110	751
Republic of El Salvador 144A 7.650%, 6/15/35(2)	590	558
Republic of Gabon 144A 6.950%, 6/16/25(2)	100	97
Republic of Ghana
144A 0.000%, 7/3/26(2)(7)	10	9
144A 5.000%, 7/3/29(2)(6)	236	207
144A 0.000%, 1/3/30(2)(7)	17	14
144A 5.000%, 7/3/35(2)(6)	665	472
RegS 0.000%, 7/3/26(5)(7)	8	7
RegS 5.000%, 7/3/29(5)(6)	61	53
RegS 0.000%, 1/3/30(5)(7)	14	11
RegS 5.000%, 7/3/35(5)(6)	87	62
Republic of Guatemala 144A 6.600%, 6/13/36(2)	727	737
Republic of Indonesia
2.850%, 2/14/30(3)	1,272	1,154
4.750%, 9/10/34(3)	91	89
5.100%, 2/10/54(3)	59	57
Republic of Iraq RegS 5.800%, 1/15/28(5)	545	529
Republic of Ivory Coast
144A 6.375%, 3/3/28(2)	20	20
	Par Value(1)	Value

Foreign Government Securities—continued
144A 6.125%, 6/15/33(2)	$ 435	$ 395
144A 8.250%, 1/30/37(2)	623	620
Republic of Kenya 144A 8.000%, 5/22/32(2)	249	228
Republic of Nigeria
144A 7.143%, 2/23/30(2)	153	138
144A 7.375%, 9/28/33(2)	880	744
Republic of Panama
7.500%, 3/1/31	34	36
8.000%, 3/1/38	1,411	1,494
Republic of Paraguay 144A 6.000%, 2/9/36(2)	292	300
Republic of Peru 5.875%, 8/8/54(3)	241	242
Republic of Philippines
4.750%, 3/5/35(3)	418	408
3.700%, 3/1/41(3)	793	655
Republic of Poland 4.875%, 10/4/33(3)	1,110	1,092
Republic of Serbia 144A 6.500%, 9/26/33(2)	497	518
Republic of South Africa
5.875%, 6/22/30	98	96
5.650%, 9/27/47	360	283
8.750%, 2/28/48	4,200 ZAR	191
144A 7.100%, 11/19/36(2)	196	198
Republic of Sri Lanka 144A 6.200%, 5/11/27(2)(4)	508	338
Republic of Turkiye
7.625%, 4/26/29	1,175	1,236
9.125%, 7/13/30	1,168	1,311
7.625%, 5/15/34	533	555
4.875%, 4/16/43	780	567
Republic of Zambia
144A 5.750%, 6/30/33(2)(6)	200	177
144A 0.500%, 12/31/53(2)	53	30
Republica Orient Uruguay 4.975%, 4/20/55	551	511

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Romania Government International Bond 144A 7.125%, 1/17/33(2)	$ 966	$ 1,001
Saudi International Bond
144A 4.875%, 7/18/33(2)(3)	1,098	1,092
144A 4.500%, 10/26/46(2)(3)	1,655	1,407
State of Qatar
144A 3.750%, 4/16/30(2)(3)	450	433
144A 4.400%, 4/16/50(2)(3)	365	323
Trinidad & Tobago Government International Bond 144A 6.400%, 6/26/34(2)	113	111
Ukraine Government Bond
144A 1.750%, 2/1/29(2)(6)	43	28
144A 0.000%, 2/1/30(2)(6)	8	4
144A 0.000%, 2/1/34(2)(6)	29	12
144A 1.750%, 2/1/34(2)(6)	43	23
144A 0.000%, 2/1/35(2)(6)	25	14
144A 1.750%, 2/1/35(2)(6)	162	83
144A 0.000%, 2/1/36(2)(6)	21	12
144A 1.750%, 2/1/36(2)(6)	7	4
RegS 1.750%, 2/1/29(5)(6)	51	32
RegS 0.000%, 2/1/30(5)(6)	9	5
RegS 0.000%, 2/1/34(5)(6)	34	14
RegS 1.750%, 2/1/34(5)(6)	51	26
RegS 0.000%, 2/1/35(5)(6)	29	17
	Par Value(1)	Value

Foreign Government Securities—continued
RegS 1.750%, 2/1/35(5)(6)	$ 59	$ 30
RegS 0.000%, 2/1/36(5)(6)	24	14
RegS 1.750%, 2/1/36(5)(6)	8	4
United Mexican States
2.659%, 5/24/31(3)	310	258
6.350%, 2/9/35(3)	628	634
6.338%, 5/4/53(3)	427	400
6.400%, 5/7/54(3)	750	708
Uzbekistan International Bond 144A 6.900%, 2/28/32(2)	405	403
Total Foreign Government Securities (Identified Cost $42,575)		40,893

Mortgage-Backed Securities—16.7%
Agency—6.3%
Federal Home Loan Mortgage Corporation
Pool #SD6322 4.500%, 8/1/53	869	836
Pool #SD8382 5.000%, 12/1/53	1,408	1,382
Federal National Mortgage Association
Pool #FS4438 5.000%, 11/1/52	837	824
Pool #FS7751 4.000%, 3/1/53	1,373	1,285
Pool #MA4785 5.000%, 10/1/52	414	407
Pool #MA4805 4.500%, 11/1/52	750	721
Pool #MA5072 5.500%, 7/1/53	634	634
		6,089

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—10.4%
A&D Mortgage Trust 2023-NQM3, A1 144A 6.733%, 7/25/68(2)(8)	$ 122	$ 123
Ajax Mortgage Loan Trust 2022-B, A1 144A 3.500%, 3/27/62(2)(8)	504	477
Angel Oak Mortgage Trust 2023-1, A1 144A 4.750%, 9/26/67(2)(8)	144	142
Arroyo Mortgage Trust 2019-1, A1 144A 3.805%, 1/25/49(2)(8)	62	60
BBCMS Mortgage Trust 2018-TALL, A (1 month Term SOFR + 0.919%, Cap N/A, Floor 0.872%) 144A 5.529%, 3/15/37(2)(8)	480	451
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	165	166
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 6.507%, 4/15/37(2)(8)	270	271
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(2)(8)	780	711
CENT Trust 2023-CITY, A (1 month Term SOFR + 2.620%, Cap N/A, Floor 2.620%) 144A 7.229%, 9/15/38(2)(8)	275	277
Chase Home Lending Mortgage Trust 2023-RPL1, A1 144A 3.500%, 6/25/62(2)(3)(8)	301	278
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(2)(8)	71	64
2016-SH2, M2 144A 3.750%, 12/25/45(2)(8)	184	168
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(2)(8)	293	273
COLT Mortgage Loan Trust
2022-4, A1 144A 4.301%, 3/25/67(2)(8)	131	128
	Par Value(1)	Value

Non-Agency—continued
2022-5, A1 144A 4.550%, 4/25/67(2)(8)	$ 389	$ 383
COMM Mortgage Trust 2013-300P, A1 144A 4.353%, 8/10/30(2)	400	386
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(2)(8)	25	24
Fashion Show Mall LLC 2024-SHOW, A 144A 5.274%, 10/10/41(2)(8)	280	277
FirstKey Homes Trust 2020-SFR2, B 144A 1.567%, 10/19/37(2)	475	461
Homes Trust 2023-NQM2, A1 144A 6.456%, 2/25/68(2)(8)	415	418
JPMorgan Chase Mortgage Trust 2014-5, B2 144A 2.702%, 10/25/29(2)(8)	163	151
MFA Trust 2022-INV2, A1 144A 4.950%, 7/25/57(2)(8)	606	602
Mill City Mortgage Loan Trust 2017-3, B1 144A 3.250%, 1/25/61(2)(8)	335	297
MIRA Trust 2023-MILE, A 144A 6.755%, 6/10/38(2)	170	177
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, AS 3.561%, 4/15/48	220	214
New Residential Mortgage Loan Trust
2016-3A, B1 144A 4.000%, 9/25/56(2)(8)	141	135
2016-4A, B1A 144A 4.500%, 11/25/56(2)(8)	428	415
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(2)(8)	61	61
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(2)(8)	69	59

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
ROCK Trust 2024-CNTR, C 144A 6.471%, 11/13/41(2)	$ 215	$ 218
Towd Point Mortgage Trust
2016-4, B1 144A 4.045%, 7/25/56(2)(8)	260	248
2017-1, M1 144A 3.750%, 10/25/56(2)(8)	265	258
2017-4, A2 144A 3.000%, 6/25/57(2)(8)	171	159
2018-6, A2 144A 3.750%, 3/25/58(2)(8)	215	197
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(2)	150	143
Verus Securitization Trust
2022-4, A1 144A 4.474%, 4/25/67(2)(8)	267	265
2022-6, A1 144A 4.910%, 6/25/67(2)(8)	183	182
2022-6, A3 144A 4.910%, 6/25/67(2)(8)	400	396
2023-8, A1 144A 6.259%, 12/25/68(2)(8)	253	256
		9,971

Total Mortgage-Backed Securities (Identified Cost $16,396)		16,060

Asset-Backed Securities—10.7%
Automobiles—2.9%
Arivo Acceptance Auto Loan Receivables Trust 2024-1A, B 144A 6.870%, 6/17/30(2)	396	406
DT Auto Owner Trust 2023-1A, D 144A 6.440%, 11/15/28(2)	450	457
Huntington Bank Auto Credit-Linked Notes 2024-1, B1 144A 6.153%, 5/20/32(2)	223	226
LAD Auto Receivables Trust
2021-1A, D 144A 3.990%, 11/15/29(2)	470	465
	Par Value(1)	Value

Automobiles—continued
2023-2A, D 144A 6.300%, 2/15/31(2)	$ 365	$ 369
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(2)	320	320
U.S. Bank N.A. 2023-1, B 144A 6.789%, 8/25/32(2)	212	215
Veros Auto Receivables Trust 2024-1, C 144A 7.570%, 12/15/28(2)	350	357
		2,815

Consumer Loans—0.4%
Affirm Asset Securitization Trust 2023-B, A 144A 6.820%, 9/15/28(2)	350	355
Credit Card—0.4%
Mission Lane Credit Card Master Trust 2023-B, A 144A 7.690%, 11/15/28(2)	355	358
Other—7.0%
Adams Outdoor Advertising LP 2023-1, A2 144A 6.967%, 7/15/53(2)	365	380
Aqua Finance Trust 2024-A, B 144A 5.060%, 4/18/50(2)	355	350
Auxilior Term Funding LLC 2023-1A, D 144A 7.270%, 12/16/30(2)	240	244
BXG Receivables Note Trust 2023-A, A 144A 5.770%, 11/15/38(2)	302	306
Commercial Equipment Finance LLC 2024-1A, A 144A 5.970%, 7/16/29(2)	329	332
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(2)	468	394

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(2)	$ 398	$ 407
Jersey Mike’s Funding LLC 2019-1A, A2 144A 4.433%, 2/15/50(2)	1	1
Libra Solutions LLC 2024-1A, A 144A 5.880%, 9/30/38(2)	335	329
MetroNet Infrastructure Issuer LLC 2024-1A, A2 144A 6.230%, 4/20/54(2)	310	317
MVW LLC 2024-1A, A 144A 5.320%, 2/20/43(2)	352	356
Octane Receivables Trust 2023-3A, C 144A 6.740%, 8/20/29(2)	425	437
Oportun Funding XIV LLC 2021-A, B 144A 1.760%, 3/8/28(2)	100	98
Planet Fitness Master Issuer LLC 2024-1A, A2I 144A 5.765%, 6/5/54(2)	420	423
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(2)	420	425
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(2)	425	430
Retained Vantage Data Centers Issuer LLC 2024-1A, A2 144A 4.992%, 9/15/49(2)	475	461
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(2)	273	267
USQ Rail III LLC 2024-1A, A 144A 4.990%, 9/28/54(2)	350	343
	Par Value(1)	Value

Other—continued
VFI ABS LLC 2022-1A, B 144A 3.040%, 7/24/28(2)	$ 221	$ 221
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(2)	255	232
		6,753

Total Asset-Backed Securities (Identified Cost $10,280)		10,281

Corporate Bonds and Notes—57.4%
Communication Services—2.8%
Altice France Holding S.A. 144A 6.000%, 2/15/28(2)	185	49
Altice France S.A.
144A 5.125%, 7/15/29(2)(3)	125	95
144A 5.500%, 10/15/29(2)(3)	185	142
CMG Media Corp. 144A 8.875%, 6/18/29(2)(3)	225	156
CSC Holdings LLC
144A 7.500%, 4/1/28(2)(3)	295	213
144A 11.750%, 1/31/29(2)	200	198
DIRECTV Financing LLC 144A 8.875%, 2/1/30(2)(3)	150	151
Gray Television, Inc. 144A 7.000%, 5/15/27(2)(3)	330	323
Hughes Satellite Systems Corp. 6.625%, 8/1/26(3)	170	139
Level 3 Financing, Inc. 144A 3.625%, 1/15/29(2)	365	291
Millennium Escrow Corp. 144A 6.625%, 8/1/26(2)(3)	250	181
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(2)	275	83
Sprint Capital Corp. 8.750%, 3/15/32(3)	235	286

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Communication Services—continued
Telesat Canada 144A 6.500%, 10/15/27(2)(3)	$ 180	$ 59
Univision Communications, Inc. 144A 6.625%, 6/1/27(2)	300	299
		2,665

Consumer Discretionary—2.3%
Aptiv plc 6.875%, 12/15/54(3)	270	262
Ashton Woods USA LLC 144A 4.625%, 4/1/30(2)(3)	80	74
Clarios Global LP 144A 8.500%, 5/15/27(2)(3)	245	246
Ford Motor Credit Co. LLC 7.350%, 3/6/30(3)	200	215
Great Canadian Gaming Corp. 144A 8.750%, 11/15/29(2)(3)	50	52
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(3)	183	173
Newell Brands, Inc. 6.625%, 9/15/29(3)	227	233
Nissan Motor Acceptance Co. LLC 144A 7.050%, 9/15/28(2)(3)	145	148
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(3)	175	180
PetSmart, Inc. 144A 7.750%, 2/15/29(2)(3)	145	143
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(2)(3)	215	215
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(3)	270	258
		2,199

Consumer Staples—1.5%
BAT Capital Corp. 7.750%, 10/19/32(3)	270	313
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(2)(3)	250	250
	Par Value(1)	Value

Consumer Staples—continued
Kronos Acquisition Holdings, Inc.
144A 8.250%, 6/30/31(2)(3)	$ 180	$ 174
144A 10.750%, 6/30/32(2)	215	196
Pilgrim’s Pride Corp. 6.250%, 7/1/33(3)	215	225
Post Holdings, Inc. 144A 6.375%, 3/1/33(2)(3)	120	120
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(2)(3)	125	124
		1,402

Energy—12.9%
Adnoc Murban Rsc Ltd. 144A 4.500%, 9/11/34(2)(3)	621	594
Aker BP ASA 144A 5.125%, 10/1/34(2)	355	344
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(2)(3)	150	158
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)(3)	255	261
BP Capital Markets plc 4.875% (3)(9)	375	363
Columbia Pipelines Operating Co. LLC
144A 6.036%, 11/15/33(2)(3)	215	227
144A 6.714%, 8/15/63(2)(3)	40	45
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(2)(3)	150	155
CVR Energy, Inc. 144A 8.500%, 1/15/29(2)(3)	215	211
Ecopetrol S.A.
4.625%, 11/2/31(3)	195	162
8.875%, 1/13/33	97	100
Encino Acquisition Partners Holdings LLC 144A 8.750%, 5/1/31(2)(3)	65	69
Energy Transfer LP Series H 6.500% (9)	245	245

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(3)	$ 290	$ 252
Genesis Energy LP 8.875%, 4/15/30(3)	250	261
Greensaif Pipelines Bidco S.a.r.l. 144A 6.129%, 2/23/38(2)(3)	235	240
Gulfport Energy Operating Corp. 144A 6.750%, 9/1/29(2)(3)	80	82
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(3)	185	200
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(2)(3)(5)	500	493
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(2)	244	235
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(2)(3)	155	154
Magnolia Oil & Gas Operating LLC 144A 6.875%, 12/1/32(2)(3)	30	30
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(2)	135	2
Nabors Industries, Inc. 144A 7.375%, 5/15/27(2)(3)	10	10
Occidental Petroleum Corp.
5.550%, 10/1/34(3)	70	70
6.200%, 3/15/40(3)	140	143
Pertamina Persero PT
144A 2.300%, 2/9/31(2)(3)	1,075	912
RegS 6.450%, 5/30/44(5)	231	247
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(2)(4)	1,390	128
Petroleos Mexicanos
6.500%, 3/13/27	625	610
6.500%, 1/23/29	125	118
6.700%, 2/16/32	648	574
7.690%, 1/23/50	185	145
6.375%, 1/23/45	730	510
	Par Value(1)	Value

Energy—continued
6.350%, 2/12/48	$ 520	$ 357
Petronas Capital Ltd. 144A 3.500%, 4/21/30(2)(3)	653	614
Plains All American Pipeline LP 5.700%, 9/15/34(3)	280	287
QatarEnergy 144A 2.250%, 7/12/31(2)(3)	561	481
Saudi Arabian Oil Co. 144A 5.250%, 7/17/34(2)(3)	957	963
South Bow Canadian Infrastructure Holdings Ltd. 144A 7.500%, 3/1/55(2)(3)	85	89
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(3)	250	245
Transocean, Inc.
144A 8.250%, 5/15/29(2)(3)	35	35
144A 8.750%, 2/15/30(2)(3)	191	199
144A 8.500%, 5/15/31(2)(3)	130	132
Venture Global LNG, Inc.
144A 9.000%(2)(3)(9)	80	83
144A 9.875%, 2/1/32(2)(3)	190	211
Western Midstream Operating LP 5.250%, 2/1/50(3)	160	143
Williams Cos., Inc. (The) 5.150%, 3/15/34(3)	280	279
		12,468

Financials—18.9%
Acrisure LLC
144A 8.250%, 2/1/29(2)	90	92
144A 6.000%, 8/1/29(2)(3)	145	139
AerCap Ireland Capital DAC 6.950%, 3/10/55(3)	150	156
Aethon United BR LP 144A 7.500%, 10/1/29(2)(3)	20	21
Allianz SE 144A 6.350%, 9/6/53(2)(3)	200	210
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 7.723%, 8/15/53(3)(8)	391	392
Altice Financing S.A. 144A 5.000%, 1/15/28(2)(3)	355	283

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
American Express Co. 5.625%, 7/28/34(3)	$ 160	$ 165
Apollo Debt Solutions BDC 144A 6.900%, 4/13/29(2)(3)	170	177
Ashtead Capital, Inc. 144A 5.550%, 5/30/33(2)(3)	310	312
Aston Martin Capital Holdings Ltd. 144A 10.000%, 3/31/29(2)	215	211
Banco de Credito del Peru S.A.
144A 3.125%, 7/1/30(2)(3)	685	672
RegS 3.125%, 7/1/30(3)(5)	124	122
Banco de Credito e Inversiones S.A. 144A 8.750% (2)(3)(9)	448	471
Banco Mercantil del Norte S.A. 144A 6.625% (2)(9)	647	581
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(2)(3)	510	506
Bancolombia S.A. 4.625%, 12/18/29	76	76
Bank of America Corp.
5.015%, 7/22/33(3)	155	156
5.425%, 8/15/35(3)	350	350
Bank of New York Mellon Corp. (The) Series G 4.700% (3)(9)	140	138
Barclays plc 7.437%, 11/2/33(3)	295	333
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(2)	519	484
Blackstone Private Credit Fund 2.625%, 12/15/26(3)	155	147
Block, Inc. 144A 6.500%, 5/15/32(2)(3)	110	113
Blue Owl Credit Income Corp. 4.700%, 2/8/27(3)	174	171
BNSF Funding Trust I 6.613%, 12/15/55(3)	210	211
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(2)(3)	160	154
Capital One Financial Corp. 2.359%, 7/29/32(3)	145	119
	Par Value(1)	Value

Financials—continued
Charles Schwab Corp. (The) Series H 4.000% (9)	$ 360	$ 316
Chobani Holdco II LLC 144A 8.750%, 10/1/29(2)	5	5
Citigroup, Inc.
6.270%, 11/17/33(3)	270	290
6.174%, 5/25/34(3)	134	140
Series X 3.875%(3)(9)	155	150
Citizens Financial Group, Inc. 5.718%, 7/23/32(3)	20	20
Corebridge Financial, Inc. 6.375%, 9/15/54(3)	331	332
Deutsche Bank AG 5.403%, 9/11/35(3)	280	273
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)(3)	585	568
Export-Import Bank Korea 5.125%, 1/11/33	670	690
F&G Annuities & Life, Inc. 6.500%, 6/4/29(3)	230	237
Fifth Third Bancorp 4.337%, 4/25/33(3)	245	233
Foundry JV Holdco LLC 144A 6.250%, 1/25/35(2)(3)	275	284
Global Atlantic Fin Co.
144A 7.950%, 6/15/33(2)(3)	137	155
144A 7.950%, 10/15/54(2)(3)	70	73
Goldman Sachs Group, Inc. (The)
3.102%, 2/24/33(3)	175	154
6.450%, 5/1/36(3)	135	148
Grifols S.A. 144A 4.750%, 10/15/28(2)(3)	175	160
HA Sustainable Infrastructure Capital, Inc. 144A 6.375%, 7/1/34(2)(3)	266	268
HUB International Ltd. 144A 7.375%, 1/31/32(2)(3)	35	36
Huntington Bancshares, Inc. 5.709%, 2/2/35(3)	270	276
Icon Investments Six DAC 6.000%, 5/8/34(3)	265	272

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(2)(3)	$ 105	$ 108
JPMorgan Chase & Co.
5.350%, 6/1/34	135	138
6.254%, 10/23/34(3)	200	216
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(3)	155	147
Melco Resorts Finance Ltd. 144A 5.375%, 12/4/29(2)	963	884
MetLife, Inc. Series G 3.850% (9)	220	216
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(3)	370	362
Morgan Stanley
6.342%, 10/18/33(3)	160	173
5.948%, 1/19/38(3)	174	178
MSCI, Inc. 144A 3.625%, 9/1/30(2)(3)	261	241
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 7.761%, 4/30/43(3)(8)	165	165
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)(3)	225	219
NatWest Group plc 6.475%, 6/1/34	200	207
NewCo Holding USD 20 S.a.r.l. 144A 9.375%, 11/7/29(2)	167	168
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(3)	200	211
OneMain Finance Corp. 7.125%, 11/15/31(3)	285	294
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(2)(3)	20	21
Prudential Financial, Inc. 6.750%, 3/1/53(3)	220	231
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(3)	370	377
	Par Value(1)	Value

Financials—continued
South Bow USA Infrastructure Holdings LLC 144A 5.584%, 10/1/34(2)(3)	$ 120	$ 120
State Street Corp. Series I 6.700% (3)(9)	170	175
Synchrony Financial
4.875%, 6/13/25(3)	65	65
3.700%, 8/4/26(3)	93	91
Toronto-Dominion Bank (The) 8.125%, 10/31/82(3)	235	247
UBS Group AG
144A 9.250%(2)(3)(9)	35	40
144A 4.988%, 8/5/33(2)(3)	310	307
Wells Fargo & Co.
5.389%, 4/24/34(3)	145	147
Series BB 3.900%(9)	400	389
		18,179

Health Care—2.1%
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(2)(3)	255	251
Community Health Systems, Inc. 144A 5.250%, 5/15/30(2)(3)	230	196
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	335	300
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(2)	130	138
HCA, Inc. 5.500%, 6/1/33	220	222
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(3)	360	391
144A 10.000%, 6/1/32(2)	85	89
Molina Healthcare, Inc. 144A 6.250%, 1/15/33(2)(3)	60	61
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(2)(3)	65	66
Universal Health Services, Inc.
2.650%, 1/15/32(3)	156	131

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
5.050%, 10/15/34(3)	$ 145	$ 139
		1,984

Industrials—6.1%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(2)(3)	999	872
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)	305	303
Amentum Holdings, Inc. 144A 7.250%, 8/1/32(2)(3)	30	31
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(2)(3)	161	157
Boeing Co. (The) 5.930%, 5/1/60(3)	160	151
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 9/15/36(2)(3)	352	316
Builders FirstSource, Inc. 144A 6.375%, 3/1/34(2)(3)	235	239
Cimpress plc 144A 7.375%, 9/15/32(2)(3)	150	150
Cornerstone Building Brands, Inc. 144A 9.500%, 8/15/29(2)(3)	210	209
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(3)	401	354
Garda World Security Corp. 144A 8.375%, 11/15/32(2)(3)	145	149
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(3)	265	269
Hertz Corp. (The) 144A 4.625%, 12/1/26(2)	240	208
Huntington Ingalls Industries, Inc. 5.749%, 1/15/35(3)	280	285
Icahn Enterprises LP
6.250%, 5/15/26(3)	235	231
144A 10.000%, 11/15/29(2)(3)	70	72
LBM Acquisition LLC 144A 6.250%, 1/15/29(2)(3)	250	234
	Par Value(1)	Value

Industrials—continued
Regal Rexnord Corp. 6.400%, 4/15/33(3)	$ 371	$ 391
Sempra Infrastructure Partners LP 144A 3.250%, 1/15/32(2)(3)	405	344
TransDigm, Inc. 144A 6.625%, 3/1/32(2)(3)	235	241
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37	235	243
Veralto Corp. 5.450%, 9/18/33(3)	170	174
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)	215	215
		5,838

Information Technology—0.8%
AppLovin Corp. 5.500%, 12/1/34	100	101
Booz Allen Hamilton, Inc. 144A 4.000%, 7/1/29(2)(3)	145	138
CommScope Technologies LLC 144A 6.000%, 6/15/25(2)(3)	225	220
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(2)(3)	35	35
144A 6.500%, 10/15/28(2)(3)	55	54
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)(3)	85	87
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(2)(3)	20	21
Rocket Software, Inc. 144A 9.000%, 11/28/28(2)(3)	100	104
		760

Materials—3.6%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(2)	455	219
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(3)	370	353
Berry Global, Inc. 144A 5.650%, 1/15/34(2)(3)	220	225

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Materials—continued
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(2)(3)	$ 489	$ 496
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(2)(3)	320	316
Illuminate Buyer LLC 144A 9.000%, 7/1/28(2)(3)	220	223
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(2)(3)	255	271
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(3)	260	253
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/27(2)(3)	215	220
Samarco Mineracao S.A. PIK 144A 9.000%, 6/30/31(2)(10)	173	168
Sealed Air Corp. 144A 6.500%, 7/15/32(2)(3)	65	66
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(3)	215	222
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(2)(3)	259	260
WR Grace Holdings LLC 144A 5.625%, 8/15/29(2)(3)	172	161
		3,453

Real Estate—1.2%
EPR Properties 3.600%, 11/15/31(3)	345	304
Office Properties Income Trust 144A 9.000%, 9/30/29(2)	539	470
Safehold GL Holdings LLC 6.100%, 4/1/34(3)	170	177
VICI Properties LP
5.125%, 5/15/32(3)	185	183
	Par Value(1)	Value

Real Estate—continued
144A 4.625%, 6/15/25(2)(3)	$ 70	$ 70
		1,204

Utilities—5.2%
AES Corp. (The) 7.600%, 1/15/55(3)	135	141
CMS Energy Corp. 4.750%, 6/1/50	355	337
Dominion Energy, Inc. 6.625%, 5/15/55(3)	260	266
Electricite de France S.A.
144A 6.250%, 5/23/33(2)(3)	200	214
144A 6.900%, 5/23/53(2)(3)	180	203
Enel Finance International N.V. 144A 7.500%, 10/14/32(2)(3)	275	314
Entergy Corp. 7.125%, 12/1/54(3)	210	215
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(2)	640	640
Ferrellgas LP
144A 5.375%, 4/1/26(2)(3)	90	89
144A 5.875%, 4/1/29(2)(3)	170	159
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(2)(3)	255	264
Lightning Power LLC 144A 7.250%, 8/15/32(2)(3)	15	16
NGL Energy Operating LLC
144A 8.125%, 2/15/29(2)(3)	30	31
144A 8.375%, 2/15/32(2)(3)	155	159
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(3)	320	350
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(2)(3)	950	933
Southern Co. (The) Series 21-A 3.750%, 9/15/51(3)	490	471
Vistra Corp. 144A 8.000% (2)(9)	125	128

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
Vistra Operations Co. LLC 144A 6.875%, 4/15/32(2)(3)	$ 120	$ 124
		5,054

Total Corporate Bonds and Notes (Identified Cost $56,823)		55,206

Leveraged Loans—14.6%
Aerospace—0.1%
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 8.423%, 2/1/28(8)	145	136
Chemicals—0.4%
Ineos Finance plc 2030 (1 month Term SOFR + 3.250%) 7.823%, 2/18/30(8)	135	136
Lummus Technology Hodings V LLC 2024, Tranche B (1 month Term SOFR + 3.614%) 8.187%, 12/31/29(8)	80	80
Nouryon Finance B.V. 2024, Tranche B-1 (3 month Term SOFR + 3.250%) 7.657%, 4/3/28(8)	58	59
USALCO LLC (1 month Term SOFR + 4.000%) 8.573%, 9/30/31(8)	84	84
		359

Consumer Durables—0.1%
Gloves Buyer, Inc. First Lien (1 month Term SOFR + 4.114%) 8.687%, 12/29/27(8)	104	104
Consumer Non-Durables—0.6%
Albion Financing 3 S.a.r.l. 2024 (3 month Term SOFR + 4.512%) 9.096%, 8/16/29(8)	85	86
DS Parent, Inc. Tranche B (3 month Term SOFR + 5.500%) 10.104%, 1/31/31(8)	169	161
	Par Value(1)	Value

Consumer Non-Durables—continued
Kronos Acquisition Holdings, Inc. 2024 (3 month Term SOFR + 4.000%) 8.584%, 7/8/31(8)	$ 147	$ 138
Osmosis Buyer Ltd. Tranche B (1 month Term SOFR + 3.500%) 8.156%, 7/31/28(8)	138	139
Varsity Brands, Inc. (3 month Term SOFR + 3.750%) 8.271%, 8/26/31(8)	95	95
		619

Energy—0.4%
Epic Crude Services LP Tranche B (3 month Term SOFR + 3.000%) 7.656%, 10/10/31(8)	130	131
Hamilton Projects Acquiror LLC First Lien (1 month Term SOFR + 3.750%) 8.323%, 5/31/31(8)	30	30
NGP XI Midstream Holdings LLC (3 month Term SOFR + 4.000%) 8.604%, 7/25/31(8)	60	60
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 3.500%) 8.085%, 2/16/28(8)	140	141
		362

Financials—0.3%
Acrisure LLC 2024 (1 month Term SOFR + 3.250%) 7.849%, 11/6/30(8)	99	100
AssuredPartners, Inc. 2024 (1 month Term SOFR + 3.500%) 8.073%, 2/14/31(8)	60	60
Asurion LLC Tranche B-9 (1 month Term SOFR + 3.364%) 7.937%, 7/31/27(8)	134	134

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Dynamo U.S. Bidco, Inc. Tranche B (6 month Term SOFR + 4.000%) 8.245%, 9/25/31(8)	$ 30	$ 30
		324

Food / Tobacco—0.5%
Aspire Bakeries Holdings LLC (1 month Term SOFR + 4.250%) 8.823%, 12/23/30(8)	70	70
Del Monte Foods, Inc.
(3 month Term SOFR + 4.900%) 9.847%, 8/2/28(8)(11)	99	18
(3 month Term SOFR + 8.150%) 13.166%, 8/2/28(8)	50	49
(3-6 month Term SOFR + 4.400%) 8.866% - 9.347%, 8/2/28(8)	43	26
Naked Juice LLC (3 month Term SOFR + 3.350%) 7.954%, 1/24/29(8)	146	101
Pegasus Bidco B.V. 2024 (3 month Term SOFR + 3.250%) 7.773%, 7/12/29(8)	118	119
Sigma Bidco B.V. Tranche B-10 (6 month Term SOFR + 4.410%) 9.077%, 1/3/28(8)	133	133
		516

Forest Prod / Containers—0.7%
Clydesdale Acquisition Holdings, Inc. Tranche B (1 month Term SOFR + 3.175%) 7.748%, 4/13/29(8)	215	216
Klockner Pentaplast of America, Inc. Tranche B (6 month Term SOFR + 4.975%) 9.723%, 2/12/26(8)	223	214
	Par Value(1)	Value

Forest Prod / Containers—continued
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 7.937%, 3/3/28(8)	$ 210	$ 209
		639

Gaming / Leisure—0.6%
ECL Entertainment LLC Tranche B (1 month Term SOFR + 3.500%) 8.073%, 8/31/30(8)	154	155
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.500%) 8.104%, 11/12/29(8)	85	84
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 8.893%, 8/1/30(8)	99	99
Scientific Games Holdings LP 2024 (3 month Term SOFR + 3.000%) 7.590%, 4/4/29(8)	215	216
		554

Health Care—2.2%
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 8.573%, 9/29/28(8)	99	99
CHG Healthcare Services, Inc. First Lien (1-3 month Term SOFR + 3.762%) 8.187% - 8.276%, 9/29/28(8)	106	107
Cotiviti, Inc. (1 month Term SOFR + 2.750%) 7.303%, 5/1/31(8)	134	135
Endo Finance Holdings, Inc. Tranche B (1 month Term SOFR + 4.000%) 8.573%, 4/23/31(8)	25	25

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 8.704%, 10/1/27(8)	$ 146	$ 140
Grifols Worldwide Operations USA, Inc. Tranche B (3 month Term SOFR + 2.150%) 6.735%, 11/15/27(8)	290	284
Hanger, Inc. (1 month Term SOFR + 3.500%) 8.073%, 10/23/31(8)	141	142
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 8.954%, 8/19/28(8)	114	111
Lannett Co., Inc. First Lien (3 month Term SOFR + 2.000%) 2.000%, 6/16/30(8)(11)	10	3
LifePoint Health, Inc.
2024 (3 month Term SOFR + 4.000%) 8.632%, 5/17/31(8)	25	25
Tranche B (3 month Term SOFR + 3.750%) 8.406%, 5/16/31(8)	150	150
Modivcare, Inc. (3 month Term SOFR + 4.750%) 9.343%, 7/1/31(8)	35	34
One Call Corp. Tranche B, First Lien (3 month Term SOFR + 5.762%) 10.387%, 4/22/27(8)	150	146
PointClickCare Technologies, Inc. 2024, Tranche B (1 month Term SOFR + 3.250%) 7.821%, 11/3/31(8)	55	55
Radiology Partners, Inc. Tranche C (3 month Term SOFR + 3.762%) 8.275%, 1/31/29(8)	136	135
Star Parent, Inc. Tranche B (3 month Term SOFR + 3.750%) 8.354%, 9/27/30(8)	169	166
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.512%) 9.097%, 11/20/26(8)	185	153
	Par Value(1)	Value

Health Care—continued
Viant Medical Holdings, Inc.
(3 month Term SOFR + 4.000%) 8.585%, 10/17/31(8)	$ 20	$ 21
Tranche B (3 month Term SOFR + 4.000%) 8.585%, 10/17/31(8)	187	188
		2,119

Housing—0.5%
Chariot Buyer LLC First Lien (1 month Term SOFR + 3.750%) 8.323%, 11/3/28(8)	119	120
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.500%) 8.021%, 2/26/29(8)	148	149
LBM Acquisition LLC Tranche B (1 month Term SOFR + 3.850%) 8.472%, 6/6/31(8)	165	162
		431

Information Technology—2.6%
Applied Systems, Inc.
2024, Second Lien (3 month Term SOFR + 5.250%) 9.854%, 2/23/32(8)	15	15
Tranche B-1 (3 month Term SOFR + 3.000%) 7.604%, 2/24/31(8)	134	135
BMC Software 2031, Tranche B, First Lien (3 month Term SOFR + 3.750%) 8.335%, 7/30/31(8)	140	141
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 7.854%, 7/6/29(8)	143	143
Cloud Software Group, Inc. Tranche B (1 month Term SOFR + 3.750%) 3.750%, 5/26/31(8)	140	141
ConnectWise LLC (3 month Term SOFR + 3.762%) 8.365%, 9/29/28(8)	82	82

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Information Technology—continued
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 9.522%, 12/12/29(8)	$ 139	$ 140
Ellucian Holding, Inc.
Second Lien (1 month Term SOFR + 4.750%) 9.335%, 11/15/32(8)	20	20
Tranche B-1 (1 month Term SOFR + 3.000%) 7.595%, 10/9/29(8)	87	88
Epicor Software Corp. Tranche E (1 month Term SOFR + 3.250%) 7.823%, 5/30/31(8)	192	194
Infinite Bidco LLC First Lien (3 month Term SOFR + 4.012%) 8.597%, 3/2/28(8)	148	146
ION Trading Finance Ltd. 2024 (3 month Term SOFR + 4.000%) 9.016%, 4/1/28(8)	121	121
Mcafee Corp. Tranche B-1 (1 month Term SOFR + 3.250%) 7.906%, 3/1/29(8)	215	215
Mosel Bidco SE Tranche B (3 month Term SOFR + 4.500%) 9.104%, 9/16/30(8)	92	93
NCR Atleos Corp. Tranche B (3 month Term SOFR + 3.750%) 8.397%, 3/27/29(8)	89	89
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 7.573%, 8/31/28(8)	40	40
RealPage, Inc. First Lien (1 month Term SOFR + 3.114%) 7.687%, 4/24/28(8)	144	143
Rocket Software, Inc. (1 month Term SOFR + 4.250%) 8.823%, 11/28/28(8)	149	150
	Par Value(1)	Value

Information Technology—continued
S2P Acquisition Borrower, Inc. (1 month Term SOFR + 3.250%) 3.250%, 10/8/31(8)	$ 125	$ 126
Thunder Generation Funding LLC Tranche B (3 month Term SOFR + 3.000%) 7.610%, 10/3/31(8)	145	146
UKG, Inc. Tranche B (3 month Term SOFR + 3.000%) 7.617%, 2/10/31(8)	145	146
		2,514

Manufacturing—0.8%
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 9.172%, 9/28/28(8)	165	160
Cube Industrials Buyer, Inc. (3 month Term SOFR + 3.500%) 8.132%, 10/9/31(8)	95	96
Glatfelter Corp. Tranche B (3 month Term SOFR + 4.250%) 8.764%, 10/10/31(8)	210	210
LSF12 Crown U.S. Commercial Bidco LLC (1 month Term SOFR + 4.250%) 8.803%, 10/10/31(8)	245	245
Star U.S. Bidco LLC (1 month Term SOFR + 3.750%) 8.323%, 3/17/27(8)	86	87
		798

Media / Telecom - Broadcasting—0.2%
Univision Communications, Inc. 2024, First Lien (1 month Term SOFR + 3.614%) 8.187%, 1/31/29(8)	175	175

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Cable/Wireless Video—0.7%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 7.823%, 9/18/30(8)	$ 219	$ 219
CSC Holdings LLC 2022 (1 month Term SOFR + 4.500%) 9.109%, 1/18/28(8)	218	214
DIRECTV Financing LLC 2024, Tranche B (3 month Term SOFR + 5.512%) 10.097%, 8/2/29(8)	218	214
		647

Media / Telecom - Diversified Media—0.6%
Century DE Buyer LLC (3 month Term SOFR + 4.000%) 8.589%, 10/30/30(8)	108	108
McGraw-Hill Education, Inc. 2024, Tranche B (3 month Term SOFR + 4.000%) 8.604%, 8/1/31(8)	113	114
MH Sub I LLC 2023 (1 month Term SOFR + 4.250%) 8.823%, 5/3/28(8)	119	119
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 9.758%, 4/11/29(8)	172	157
Terrier Media Buyer, Inc. (2 month Term SOFR + 3.500%) 8.071%, 6/18/29(8)	131	115
		613

Media / Telecom - Telecommunications—0.2%
Numericable U.S. LLC
Tranche B-11 (6 month LIBOR + 2.750%) 7.432%, 7/31/25(8)(12)	213	195
	Par Value(1)	Value

Media / Telecom - Telecommunications—continued
Tranche B-12 (6 month LIBOR + 3.688%) 8.370%, 1/31/26(8)(12)	$ 20	$ 17
		212

Media / Telecom - Wireless Communications—0.1%
Viasat, Inc. (1 month Term SOFR + 4.500%) 9.073%, 3/2/29(8)	139	121
Retail—0.5%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 8.085%, 11/8/27(8)	149	150
Harbor Freight Tools USA, Inc. (1-6 month Term SOFR + 2.500%) 7.073% - 7.241%, 6/11/31(8)	150	147
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 8.115%, 3/3/28(8)	155	148
		445

Service—2.0%
AAL Delaware Holdco, Inc. Tranche B (1 month Term SOFR + 3.500%) 8.073%, 7/30/31(8)	35	35
Allied Universal Holdco LLC (1 month Term SOFR + 3.850%) 8.423%, 5/12/28(8)	145	146
Ascend Learning LLC (1 month Term SOFR + 3.600%) 8.173%, 12/11/28(8)	152	153
BIFM U.S. Finance LLC (1 month Term SOFR + 4.250%) 8.823%, 5/31/28(8)	75	75

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Service—continued
Crisis Prevention Institute, Inc. (3 month Term SOFR + 4.750%) 9.354%, 4/9/31(8)	$ 80	$ 80
DG Investment Intermediate Holdings 2, Inc. First Lien (1 month Term SOFR + 3.864%) 8.437%, 3/31/28(8)	220	222
DXP Enterprises, Inc. 2024 (1 month Term SOFR + 3.750%) 8.323%, 10/11/30(8)	109	110
Ensemble RCM LLC Tranche B (3 month Term SOFR + 3.000%) 7.585%, 8/1/29(8)	60	61
Garda World Security Corp. (1 month Term SOFR + 3.500%) 8.109%, 2/1/29(8)	154	156
Grant Thornton Advisors LLC Tranche B (1 month Term SOFR + 3.250%) 7.823%, 6/2/31(8)	70	70
Kuehg Corp. (3 month Term SOFR + 3.250%) 7.839%, 6/12/30(8)	93	93
Omnia Partners LLC (3 month Term SOFR + 3.250%) 7.867%, 7/25/30(8)	75	76
Spin Holdco, Inc. (3 month Term SOFR + 4.262%) 9.256%, 3/4/28(8)	154	130
The Hertz Corp. 2023 (1 month Term SOFR + 3.750%) 8.338%, 6/30/28(8)	162	143
TMF Sapphire Bidco B.V. Tranche B-3 (3 month Term SOFR + 3.500%) 8.090%, 5/3/28(8)	69	70
	Par Value(1)	Value

Service—continued
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 8.673%, 11/2/27(8)	$ 148	$ 143
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 7.437%, 3/24/28(8)	153	148
		1,911

Transportation - Automotive—0.3%
First Brands Group LLC 2022 (3 month Term SOFR + 5.262%) 9.847%, 3/30/27(8)	149	144
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.012%) 8.597%, 10/28/27(8)	136	122
		266

Utilities—0.2%
Cornerstone Generation LLC Tranche B (1 month Term SOFR + 3.250%) 3.250%, 10/28/31(8)	70	71
Waterbridge NDB Operating LLC (3 month Term SOFR + 4.500%) 9.022%, 5/10/29(8)	130	131
		202

Total Leveraged Loans (Identified Cost $14,202)		14,067

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Shares	Value
Preferred Stocks—0.6%
Financials—0.6%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)	275 (13)	$ 269
Truist Financial Corp. Series Q, 5.100%	315 (13)	303
		572

Total Preferred Stocks (Identified Cost $591)		572

Common Stocks—0.1%
Consumer Discretionary—0.1%
MYT Holding LLC Class B(11)(14)	29,850	6
NMG Parent LLC(11)(14)	618	68
		74

Health Care—0.0%
Lannett Co., Inc.(11)(14)	1,663	—
Total Common Stocks (Identified Cost $275)		74

Total Long-Term Investments—143.3% (Identified Cost $141,849)		137,878

TOTAL INVESTMENTS—143.3% (Identified Cost $141,849)		$137,878
Other assets and liabilities, net—(43.3)%		(41,633)
NET ASSETS—100.0%		$ 96,245

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind Security
SOFR	Secured Overnight Financing Rate
Foreign Currencies:
BRL	Brazilian Real
CZK	Czech Koruna
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2024, these securities amounted to a value of $75,283 or 78.2% of net assets.
(3)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $54,691.
(4)	Security in default; no interest payments are being received.
(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of November 30, 2024.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(8)	Variable rate security. Rate disclosed is as of November 30, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(9)	No contractual maturity date.
(10)	100% of the income received was in PIK.
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
(11)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(12)	As of November 30, 2024, the Fund held investments that utilized synthetic LIBOR as a benchmark. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings. However, certain USD LIBOR settings had continued to be published under a synthetic methodology until September 30, 2024, for certain legacy contracts. At the investment’s next reset date, an alternative rate will be used in accordance with governing documents.
(13)	Value shown as par value.
(14)	Non-income producing.

As of November 30, 2024, the Fund has the following unfunded loan commitment:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
Hanger, Inc., 10/23/31(1)	$18	$18	$18	$— (2)
USALCO LLC, 9/30/31(1)	9	9	9	— (2)
Total	$27	$27	$27	$— (2)

(1)	This loan will settle after November 30, 2024, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(2)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of November 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2024	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 725	$ 725	$—
Foreign Government Securities	40,893	40,893	—
Mortgage-Backed Securities	16,060	16,060	—
Asset-Backed Securities	10,281	10,281	—
Corporate Bonds and Notes	55,206	55,206	—
Leveraged Loans	14,067	14,046	21
Equity Securities:
Preferred Stocks	572	572	—
Common Stocks	74	—	74 (1)
Total Investments	$137,878	$137,783	$95

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no securities valued using quoted prices (Level 1) at November 30, 2024.
There were no transfers into or out of Level 3 related to securities held at November 30, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended November 30, 2024.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—94.0%
Angola —5.8%
Republic of Angola
144A 9.500%, 11/12/25(2)(3)	$ 3,860	$ 3,892
144A 8.250%, 5/9/28(2)	808	766
144A 8.750%, 4/14/32(2)	222	199
RegS 8.250%, 5/9/28(3)(4)	1,850	1,754
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(4)(5)	1,478	1,412
		8,023

Argentina—13.6%
Provincia De Buenos Aires RegS 6.625%, 9/1/37(4)(6)	4,307	2,757
Republic of Argentina
1.000%, 7/9/29	13,947	10,826
0.750%, 7/9/30(6)	7,210	5,317
		18,900

Brazil—4.2%
Brazil Notas do Tesouro Nacional
Series F 10.000%, 1/1/31	22,300 BRL	3,184
Series F 10.000%, 1/1/33	18,800 BRL	2,615
		5,799

Colombia—3.0%
Republic of Colombia 4.500%, 3/15/29(3)	1,336	1,245
Titulos De Tesoreria
7.000%, 6/30/32	7,900,000 COP	1,459
7.250%, 10/18/34	8,275,000 COP	1,464
		4,168

	Par Value(1)	Value

Dominican Republic—0.5%
Dominican Republic RegS 5.875%, 1/30/60(4)	$ 762	$ 681
Ecuador—14.0%
Republic of Ecuador
144A 6.900%, 7/31/30(2)(6)	914	618
RegS 6.900%, 7/31/30(4)(6)	27,815	18,810
		19,428

Egypt—7.3%
Arab Republic of Egypt
144A 3.875%, 2/16/26(2)(3)	2,741	2,631
144A 4.750%, 4/16/26(2)	7,000 EUR	7,245
144A 6.375%, 4/11/31(2)	246 EUR	231
		10,107

El Salvador—3.1%
Republic of El Salvador
RegS 5.875%, 1/30/25(3)(4)	2,368	2,354
RegS 6.375%, 1/18/27(3)(4)	1,298	1,286
RegS 8.625%, 2/28/29(4)	683	699
		4,339

Ethiopia—0.7%
Federal Republic of Ethiopia 144A 6.625%, 12/11/24(2)(7)	1,212	953
Gabon—6.4%
Republic of Gabon
144A 6.950%, 6/16/25(2)	5,910	5,753
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Gabon—continued
144A 7.000%, 11/24/31(2)(3)	$ 1,800	$ 1,404
RegS 6.950%, 6/16/25(4)	1,800	1,752
		8,909

Indonesia—3.4%
Indonesia Government Bond
8.375%, 3/15/34	27,400,000 IDR	1,884
8.375%, 4/15/39	40,300,000 IDR	2,835
		4,719

Iraq—3.0%
Republic of Iraq RegS 5.800%, 1/15/28(4)	4,338	4,209
Ivory Coast—0.8%
Republic of Ivory Coast
RegS 5.250%, 3/22/30(4)	553 EUR	554
RegS 5.875%, 10/17/31(4)	565 EUR	563
		1,117

Kenya—1.0%
Republic of Kenya 144A 7.000%, 5/22/27(2)(3)	1,475	1,455
Lebanon—0.0%
Lebanese Republic RegS 6.400%, 5/26/23(4)(7)	848	78
Mexico—4.6%
Mex Bonos Desarr
7.750%, 11/23/34	58,000 MXN	2,471
7.750%, 11/13/42	98,800 MXN	3,870
		6,341

	Par Value(1)	Value

Mozambique—1.3%
Republic of Mozambique 144A 9.000%, 9/15/31(2)(3)(6)	$ 2,168	$ 1,802
Nigeria—4.9%
Republic of Nigeria
144A 6.500%, 11/28/27(2)(3)	1,493	1,418
144A 6.125%, 9/28/28(2)(3)	2,743	2,494
144A 7.875%, 2/16/32(2)(3)	3,220	2,903
		6,815

Pakistan—2.0%
Islamic Republic of Pakistan 144A 6.000%, 4/8/26(2)(3)	3,023	2,828
Panama—1.9%
Republic of Panama 6.400%, 2/14/35(3)	2,721	2,618
Papua New Guinea —1.0%
Papua New Guinea Government International Bond RegS 8.375%, 10/4/28(3)(4)	1,464	1,441
South Africa—3.6%
Republic of South Africa
6.250%, 3/31/36	16,700 ZAR	678
6.500%, 2/28/41	38,600 ZAR	1,459
8.750%, 1/31/44	25,700 ZAR	1,178
8.750%, 2/28/48	36,800 ZAR	1,678
		4,993

Sri Lanka—0.3%
Republic of Sri Lanka 144A 7.850%, 3/14/29(2)(7)	560	379
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Tunisia—1.0%
Tunisian Republic
144A 5.750%, 1/30/25(2)	$ 860	$ 845
144A 6.375%, 7/15/26(2)	608 EUR	600
		1,445

Turkey—2.6%
Republic of Turkiye 9.875%, 1/15/28	1,297	1,450
Turkiye Government Bond
0.000%, 4/9/25(8)	30,000 TRY	754
12.600%, 10/1/25	57,000 TRY	1,355
		3,559

Ukraine—0.5%
Ukraine Government Bond
144A 0.000%, 2/1/30(2)(6)	46	23
144A 0.000%, 2/1/34(2)(6)	174	69
144A 1.750%, 2/1/34(2)(6)	384	201
144A 0.000%, 2/1/35(2)(6)	147	86
144A 1.750%, 2/1/35(2)(6)	299	153
144A 0.000%, 2/1/36(2)(6)	123	71
144A 1.750%, 2/1/36(2)(6)	171	86
		689

Zambia—3.5%
Republic of Zambia
144A 5.750%, 6/30/33(2)(3)(6)	4,594	4,064
	Par Value(1)	Value

Zambia—continued
144A 0.500%, 12/31/53(2)	$ 1,462	$ 830
RegS 0.500%, 12/31/53(4)	— (9)	— (9)
		4,894

Total Foreign Government Securities (Identified Cost $127,322)		130,689

Corporate Bonds and Notes—35.6%
Argentina—0.7%
Generacion Mediterranea S.A. 144A 11.000%, 11/1/31(2)	1,061	1,021
Brazil—4.1%
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(2)(3)	1,626	1,343
NewCo Holding USD 20 S.a.r.l. 144A 9.375%, 11/7/29(2)	813	819
OHI Group S.A. 144A 13.000%, 7/22/29(2)(3)	1,374	1,368
Samarco Mineracao S.A. PIK 144A 9.000%, 6/30/31(2)(3)(10)	2,230	2,168
		5,698

Chile—0.3%
ATP Tower Holdings LLC 144A 4.050%, 4/27/26(2)	500	481
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Colombia—2.3%
Gran Tierra Energy, Inc. 144A 9.500%, 10/15/29(2)(3)	$ 3,445	$ 3,260
Ghana—2.6%
Kosmos Energy Ltd.
144A 8.750%, 10/1/31(2)	629	601
RegS 7.750%, 5/1/27(4)	600	581
Tullow Oil plc RegS 7.000%, 3/1/25(3)(4)	2,600	2,478
		3,660

India—0.4%
Vedanta Resources Finance II plc
144A 13.875%, 12/9/28(2)	136	136
144A 10.875%, 9/17/29(2)	343	350
		486

Israel—0.6%
Leviathan Bond Ltd. 144A, RegS 6.750%, 6/30/30(2)(4)	800	767
Kazakhstan—2.0%
Development Bank of Kazakhstan JSC
144A 10.950%, 5/6/26(2)	506,000 KZT	933
144A 13.000%, 4/15/27(2)	270,000 KZT	492
144A 13.489%, 5/23/28(2)	590,000 KZT	1,105
QazaqGaz NC JSC 144A 4.375%, 9/26/27(2)	275	263
		2,793

	Par Value(1)	Value

Mexico—14.2%
Banco Mercantil del Norte S.A.
144A 5.875%(2)(3)(11)	$ 1,268	$ 1,212
144A 6.625%(2)(11)	866	777
Braskem Idesa SAPI 144A 6.990%, 2/20/32(2)	1,750	1,312
Petroleos Mexicanos
8.750%, 6/2/29(3)	3,165	3,212
7.690%, 1/23/50(3)	4,750	3,720
RegS 6.700%, 2/16/32(4)	293	261
Series 14-2 7.470%, 11/12/26	25,240 MXN	1,134
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(4)	9,048	8,106
		19,734

Nigeria—1.2%
IHS Holding Ltd.
144A 5.625%, 11/29/26(2)	283	280
144A 6.250%, 11/29/28(2)	683	645
144A 8.250%, 11/29/31(2)	800	786
		1,711

Peru—2.0%
Petroleos del Peru S.A.
RegS 4.750%, 6/19/32(3)(4)	2,625	2,002
RegS 5.625%, 6/19/47(4)	1,225	798
		2,800

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

South Africa—1.4%
Eskom Holdings SOC Ltd. 144A 8.450%, 8/10/28(2)(3)	$ 1,840	$ 1,927
Turkey—1.5%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(2)(3)	1,067	1,061
Yapi ve Kredi Bankasi AS 144A 9.250%, 1/17/34(2)(3)	963	1,011
		2,072

Uzbekistan—1.5%
Uzauto Motors AJ 144A 4.850%, 5/4/26(2)(3)	2,166	2,068
Vietnam—0.8%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(2)(3)	1,144	1,095
Total Corporate Bonds and Notes (Identified Cost $50,414)		49,573

Purchased Options—0.1%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $83)	72

	Par Value(1)
Credit Linked Notes—3.4%
Iraq—3.4%
Republic of Iraq
(Counterparty: BOA) 2.536%, 1/1/28(12)	156,609 JPY	984
(Counterparty: BOA) 3.404%, 1/1/28(12)(13)	344,303 JPY	2,159
(Counterparty: BOA) 3.540%, 1/6/28(12)(13)	257,609 JPY	1,617
Value
Iraq—continued
Total Credit Linked Notes (Identified Cost $6,564)	$ 4,760

Total Long-Term Investments—133.1% (Identified Cost $184,383)	185,094

TOTAL INVESTMENTS—133.1% (Identified Cost $184,383)	$ 185,094
Other assets and liabilities, net—(33.1)%	(46,027)
NET ASSETS—100.0%	$ 139,067
Abbreviations:
CDS	Credit Default Swap
DAC	Designated Activity Company
JSC	Joint Stock Company
LLC	Limited Liability Company
PIK	Payment-in-Kind Security
PLC	Public Limited Company

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2024, these securities amounted to a value of $71,280 or 51.3% of net assets.
(3)	All or a portion is segregated as collateral for reverse repurchase agreements. On November 30, 2024, securities valued at $63.638 were pledged as collateral for reverse repurchase agreements.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
(continued)
November 30, 2024
($ reported in thousands)
(5)	This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of November 30, 2024.
(7)	Security in default; no interest payments are being received.
(8)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(9)	Amount is less than $500 (not in thousands).
(10)	100% of the income received was in PIK.
(11)	No contractual maturity date.
(12)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(13)	Variable rate security. Rate disclosed is as of November 30, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Counterparties:
BCLY	Barclays
BOA	Bank of America
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.
Foreign Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CNH	Chinese Yuan Offshore
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
Reverse Repurchase Agreements as of November 30, 2024 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
JPM	5.12%	11/08/24	$ (924)
JPM	5.13	11/08/24	(1,553)
JPM	5.15	11/08/24	(1,045)
JPM	5.15	11/08/24	(1,607)
JPM	5.15	11/08/24	(2,641)
JPM	5.15	11/08/24	(867)
JPM	5.15	11/08/24	(1,653)
JPM	5.15	11/08/24	(2,272)
JPM	5.20	11/08/24	(2,138)
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
(continued)
November 30, 2024
($ reported in thousands)
Reverse Repurchase Agreements as of November 30, 2024 were as follows (continued):
Counterparty	Interest Rate	Acquisition Date*	Amount
JPM	5.20%	11/08/24	$ (1,177)
JPM	5.20	11/08/24	(1,202)
JPM	5.25	11/08/24	(1,141)
JPM	5.25	11/08/24	(1,480)
JPM	5.25	11/08/24	(920)
JPM	5.25	11/08/24	(3,192)
JPM	5.25	11/12/24	(2,016)
JPM	5.25	11/12/24	(2,406)
JPM	5.30	11/08/24	(1,032)
JPM	5.30	11/08/24	(1,920)
JPM	5.30	11/08/24	(1,124)
JPM	5.30	11/08/24	(2,134)
JPM	5.30	11/08/24	(1,170)
JPM	5.35	11/08/24	(1,476)
JPM	5.35	11/26/24	(3,163)
JPM	5.35	11/26/24	(1,737)
JPM	5.35	11/26/24	(889)
JPM	5.35	11/26/24	(2,744)
JPM	5.55	11/26/24	(815)
JPM	5.60	11/25/24	(3,116)
Total			$(49,554)

Footnote Legend:
*	All agreements can be terminated by either party on demand at value plus accrued interest.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
(continued)
November 30, 2024
($ reported in thousands)
Open purchased option contracts as of November 30, 2024 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Call USD 1,216 versus Put CNH 8,969	GS	1,216,268	$ 8,969	7.37	05/14/25	$10
Call USD 2,041 versus Put CNH 15,048	GS	2,041,000	15,048	7.37	05/30/25	18
Put Option(2)
Put AUD 5,124 versus Call USD 3,212	GS	5,124,000	3,212	0.63	05/30/25	44
Total						$72

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Over-the-counter options.

Forward foreign currency exchange contracts as of November 30, 2024 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BRL	16,300	USD	2,789	JPM	02/04/25	$ —	$ (103)
MXN	66,000	USD	3,190	JPM	01/21/25	33	—
USD	4,895	JPY	715,762	JPM	01/10/25	83	—
USD	3,268	MXN	66,000	JPM	01/21/25	45	—
USD	1,033	ZAR	18,500	JPM	01/21/25	11	—
USD	2,836	BRL	16,300	JPM	02/04/25	150	—
ZAR	18,500	USD	1,036	JPM	01/21/25	—	(15)
Total						$322	$ (118)

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
(continued)
November 30, 2024
($ reported in thousands)
Over-the-counter credit default swaps - sell protection(1) outstanding as of November 30, 2024 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Argentina 5 Year CDS, CCC /BL(3),*	Quarterly	BCLY	5.000%	12/20/25	$11,200	$(396)	$(744)	$348	$—
Total						$(396)	$(744)	$348	$—

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.
*	S&P / Morningstar DBRS, respectively.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
(continued)
November 30, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of November 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2024	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Foreign Government Securities	$ 130,689	$ 130,689	$ —
Corporate Bonds and Notes	49,573	49,573	—
Credit Linked Notes	4,760	—	4,760
Other Financial Instruments:
Purchased Options	72	72	—
Forward Foreign Currency Exchange Contracts*	322	322	—
Total Assets	185,416	180,656	4,760
Liabilities:
Other Financial Instruments:
Over-the-Counter Credit Default Swap	(396)	(396)	—
Reverse Repurchase Agreements*	(49,554)	(49,554)	—
Forward Foreign Currency Exchange Contracts*	(118)	(118)	—
Total Liabilities	(50,068)	(50,068)	—
Total Investments	$ 135,348	$ 130,588	$4,760

*	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the short-term maturity of these financial instruments.
There were no securities valued using quoted prices (Level 1) at November 30, 2024.
There were no transfers into or out of Level 3 related to securities held at November 30, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
(continued)
November 30, 2024
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Credit Linked Notes
Investments in Securities
Balance as of November 30, 2023:	$ 2,833	$ 2,833
Accrued discount/(premium)	165	165
Net realized gain (loss)	(303)	(303)
Net change in unrealized appreciation (depreciation)(a)	168	168
Purchases	3,322	3,322
Sales (b)	(1,425)	(1,425)
Balance as of November 30, 2024	$ 4,760	$ 4,760
(a) The net change in unrealized appreciation (depreciation) on investments still held at November 30, 2024, was $168.
(b) Includes paydowns on securities.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS
November 30, 2024
($ reported in thousands)

	Par Value(1)	Value
U.S. Government Securities—0.9%
U.S. Treasury Bonds
1.875%, 11/15/51	$ 635	$ 378
4.750%, 11/15/53(2)	610	646
4.250%, 2/15/54(2)	1,620	1,582
4.625%, 5/15/54	1,265	1,315
Total U.S. Government Securities (Identified Cost $3,926)		3,921

Foreign Government Securities—3.9%
Abu Dhabi Government International Bond
144A 5.000%, 4/30/34(3)	115	117
144A 3.875%, 4/16/50(3)	179	143
Arab Republic of Egypt
144A 7.600%, 3/1/29(3)	171	166
144A 8.500%, 1/31/47(3)	262	211
Benin Government International Bond 144A 7.960%, 2/13/38(3)	15	15
Bolivarian Republic of Venezuela
9.375%, 1/13/34(4)	225	33
RegS 8.250%, 10/13/24(4)(5)	85	11
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/31	1,800 BRL	257
Costa Rica Government
144A 6.550%, 4/3/34(3)	74	76
144A 7.300%, 11/13/54(3)	45	48
Czech Republic 1.750%, 6/23/32	7,800 CZK	283
Dominican Republic
144A 5.500%, 2/22/29(3)	120	118
144A 4.875%, 9/23/32(3)	417	383
	Par Value(1)	Value

Foreign Government Securities—continued
Federal Republic of Ethiopia 144A 6.625%, 12/11/24(3)(4)	$ 166	$ 131
Federative Republic of Brazil
6.250%, 3/18/31	45	46
6.000%, 10/20/33	234	231
7.125%, 5/13/54	282	280
Finance Department Government of Sharjah 144A 4.000%, 7/28/50(3)	470	314
Gaci First Investment Co. RegS 4.875%, 2/14/35(5)	245	237
Honduras Government 144A 8.625%, 11/27/34(3)	108	108
Hungary Government International Bond 144A 6.250%, 9/22/32(3)	284	293
Islamic Republic of Pakistan 144A 7.375%, 4/8/31(3)	57	48
Kingdom of Bahrain 144A 5.625%, 5/18/34(3)	211	194
Kingdom of Jordan 144A 5.850%, 7/7/30(3)	88	84
Kingdom of Morocco 144A 3.000%, 12/15/32(3)	105	87
Lebanese Republic RegS 7.000%, 3/23/32(4)(5)	207	19
Malaysia Government Bond 2.632%, 4/15/31	1,360 MYR	287
Mex Bonos Desarr 7.750%, 11/13/42	7,000 MXN	274
Oman Government International Bond 144A 6.750%, 1/17/48(3)	245	256
Republic of Angola 144A 8.750%, 4/14/32(3)	348	311
Republic of Argentina 0.750%, 7/9/30(6)	1,019	752
Republic of Armenia 144A 3.600%, 2/2/31(3)	95	79
Republic of Chile 5.330%, 1/5/54	334	326
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Colombia 8.000%, 11/14/35	$ 606	$ 625
Republic of Ecuador
144A 6.900%, 7/31/30(3)(6)	352	238
RegS 6.900%, 7/31/30(5)(6)	321	217
Republic of El Salvador 144A 7.650%, 6/15/35(3)	205	194
Republic of Gabon 144A 6.950%, 6/16/25(3)	42	41
Republic of Ghana
144A 5.000%, 7/3/29(3)(6)	282	247
144A 5.000%, 7/3/35(3)(6)	99	70
Republic of Guatemala 144A 6.600%, 6/13/36(3)	239	242
Republic of Indonesia
2.850%, 2/14/30	310	281
4.750%, 9/10/34	267	260
Republic of Iraq RegS 5.800%, 1/15/28(5)	194	188
Republic of Ivory Coast
144A 6.375%, 3/3/28(3)	210	209
144A 8.250%, 1/30/37(3)	189	188
Republic of Kenya 144A 8.000%, 5/22/32(3)	89	82
Republic of Nigeria
144A 7.143%, 2/23/30(3)	158	143
144A 7.375%, 9/28/33(3)	232	196
Republic of Panama
3.875%, 3/17/28	135	127
7.500%, 3/1/31	46	48
8.000%, 3/1/38	367	388
Republic of Paraguay 144A 6.000%, 2/9/36(3)	103	106
Republic of Peru 5.875%, 8/8/54	85	85
Republic of Philippines
4.750%, 3/5/35	135	132
3.700%, 3/1/41	374	309
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Poland 4.875%, 10/4/33	$ 394	$ 388
Republic of Serbia 144A 6.500%, 9/26/33(3)	171	178
Republic of South Africa
5.875%, 6/22/30	362	354
8.750%, 2/28/48	6,300 ZAR	287
144A 7.100%, 11/19/36(3)	54	55
Republic of Sri Lanka 144A 6.200%, 5/11/27(3)(4)	180	120
Republic of Turkiye
7.625%, 4/26/29	185	195
9.125%, 7/13/30	731	821
7.625%, 5/15/34	200	208
6.625%, 2/17/45	178	156
Republic of Zambia
144A 5.750%, 6/30/33(3)(6)	108	96
144A 0.500%, 12/31/53(3)	20	11
Republica Orient Uruguay 4.975%, 4/20/55	151	140
Romania Government International Bond 144A 7.125%, 1/17/33(3)	343	355
Saudi International Bond
144A 4.875%, 7/18/33(3)	316	314
144A 4.500%, 10/26/46(3)	745	633
State of Qatar 144A 3.750%, 4/16/30(3)	255	246
Trinidad & Tobago Government International Bond 144A 6.400%, 6/26/34(3)	40	39
Ukraine Government Bond
144A 1.750%, 2/1/29(3)(6)	15	10
144A 0.000%, 2/1/30(3)(6)	3	1
144A 0.000%, 2/1/34(3)(6)	10	4
144A 1.750%, 2/1/34(3)(6)	15	8

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
144A 0.000%, 2/1/35(3)(6)	$ 9	$ 5
144A 1.750%, 2/1/35(3)(6)	18	9
144A 0.000%, 2/1/36(3)(6)	7	4
144A 1.750%, 2/1/36(3)(6)	3	1
RegS 1.750%, 2/1/29(5)(6)	42	27
RegS 0.000%, 2/1/30(5)(6)	8	4
RegS 0.000%, 2/1/34(5)(6)	28	11
RegS 1.750%, 2/1/34(5)(6)	42	22
RegS 0.000%, 2/1/35(5)(6)	50	29
RegS 1.750%, 2/1/35(5)(6)	49	25
RegS 0.000%, 2/1/36(5)(6)	20	12
RegS 1.750%, 2/1/36(5)(6)	7	4
United Mexican States
3.500%, 2/12/34	530	436
6.350%, 2/9/35	66	67
6.338%, 5/4/53	205	192
6.400%, 5/7/54	300	283
Uzbekistan International Bond 144A 6.900%, 2/28/32(3)	144	143
Total Foreign Government Securities (Identified Cost $16,854)		16,727

Mortgage-Backed Securities—6.9%
Agency—1.7%
Federal Home Loan Mortgage Corporation
Pool #SD6322 4.500%, 8/1/53	820	788
	Par Value(1)	Value

Agency—continued
Pool #SD8350 6.000%, 8/1/53	$ 482	$ 488
Pool #SD8382 5.000%, 12/1/53	1,456	1,430
Federal National Mortgage Association
Pool #CB6857 4.500%, 8/1/53	370	356
Pool #FS4438 5.000%, 11/1/52	789	776
Pool #FS7751 4.000%, 3/1/53	1,402	1,312
Pool #FS8791 6.000%, 8/1/54	569	577
Pool #MA4785 5.000%, 10/1/52	778	766
Pool #MA4805 4.500%, 11/1/52	833	801
		7,294

Non-Agency—5.2%
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(3)(7)	168	159
American Homes 4 Rent Trust 2015-SFR2, C 144A 4.691%, 10/17/52(3)	240	238
AMSR Trust
2021-SFR2, C 144A 1.877%, 8/17/38(3)	245	230
2021-SFR3, D 144A 2.177%, 10/17/38(3)	260	245
Angel Oak Mortgage Trust 2023-1, A1 144A 4.750%, 9/26/67(3)(7)	368	363
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(3)(7)	308	298
2019-2, A1 144A 3.347%, 4/25/49(3)(7)	116	112
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	210	211

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 6.507%, 4/15/37(3)(7)	$ 435	$ 437
BX Commercial Mortgage Trust 2024-XL5, A (1 month Term SOFR + 1.392%, Cap N/A, Floor 1.392%) 144A 6.001%, 3/15/41(3)(7)	322	322
BX Trust
2019-OC11, D 144A 4.075%, 12/9/41(3)(7)	825	752
2022-CLS, A 144A 5.760%, 10/13/27(3)	663	662
CENT Trust 2023-CITY, A (1 month Term SOFR + 2.620%, Cap N/A, Floor 2.620%) 144A 7.229%, 9/15/38(3)(7)	340	343
Chase Home Lending Mortgage Trust
2023-RPL1, A1 144A 3.500%, 6/25/62(3)(7)	215	198
2024-RPL4, A1A 144A 3.375%, 12/25/64(3)(7)	251	226
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(3)(7)	85	77
2016-SH2, M2 144A 3.750%, 12/25/45(3)(7)	295	270
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(3)(7)	366	342
Citigroup Mortgage Loan Trust, Inc. 2018-RP1, A1 144A 3.000%, 9/25/64(3)(7)	146	142
COMM Mortgage Trust 2013-300P, A1 144A 4.353%, 8/10/30(3)	350	338
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(3)	400	361
	Par Value(1)	Value

Non-Agency—continued
2022-1, A 144A 4.744%, 6/17/55(3)(7)	$ 342	$ 341
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(3)(7)	253	224
Deephaven Residential Mortgage Trust 2022-1, A1 144A 2.205%, 1/25/67(3)(7)	243	219
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(3)(7)	28	27
ELM Trust 2024-ELM, A10 144A 5.994%, 6/10/39(3)(7)	317	320
Fashion Show Mall LLC 2024-SHOW, A 144A 5.274%, 10/10/41(3)(7)	470	465
FirstKey Homes Trust 2021-SFR1, D 144A 2.189%, 8/17/38(3)	330	313
Galton Funding Mortgage Trust 2018-1, A23 144A 3.500%, 11/25/57(3)(7)	14	13
JPMorgan Chase Commercial Mortgage Securities Trust 2024-OMNI, A 144A 5.990%, 10/5/39(3)(7)	430	436
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.702%, 10/25/29(3)(7)	205	190
2017-3, 2A2 144A 2.500%, 8/25/47(3)(7)	65	57
Legends Outlets Kansas City KS Mortgage Secured Pass-Through Trust 2024-LGND, A 144A 6.247%, 11/5/39(3)(7)	325	325
MetLife Securitization Trust
2017-1A, M1 144A 3.285%, 4/25/55(3)(7)	241	213
2019-1A, A1A 144A 3.750%, 4/25/58(3)(7)	32	31

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
MFA Trust
2022-INV2, A1 144A 4.950%, 7/25/57(3)(7)	$ 590	$ 586
2022-NQM2, A1 144A 4.000%, 5/25/67(3)(7)	183	176
2024-NQM2, A1 144A 5.272%, 8/25/69(3)(7)	286	283
Mill City Mortgage Loan Trust
2017-3, B1 144A 3.250%, 1/25/61(3)(7)	413	366
2019-1, M2 144A 3.500%, 10/25/69(3)(7)	354	322
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25, A4 3.372%, 10/15/48	300	297
MSSG Trust 2017-237P, A 144A 3.397%, 9/13/39(3)	445	409
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(7)	30	29
2016-3A, A1 144A 3.750%, 9/25/56(3)(7)	40	38
2016-3A, B1 144A 4.000%, 9/25/56(3)(7)	156	150
2016-4A, A1 144A 3.750%, 11/25/56(3)(7)	18	16
2016-4A, B1A 144A 4.500%, 11/25/56(3)(7)	836	810
2017-2A, A3 144A 4.000%, 3/25/57(3)(7)	619	591
2019-RPL2, M2 144A 3.750%, 2/25/59(3)(7)	440	388
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(3)(7)	114	114
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(3)	830	794
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(7)	169	146
	Par Value(1)	Value

Non-Agency—continued
ROCK Trust 2024-CNTR, C 144A 6.471%, 11/13/41(3)	$ 330	$ 335
Sequoia Mortgage Trust 2013-8, B1 3.481%, 6/25/43(7)	58	56
Towd Point Mortgage Trust
2016-4, B1 144A 4.045%, 7/25/56(3)(7)	480	459
2017-1, A2 144A 3.500%, 10/25/56(3)(7)	237	234
2017-1, M1 144A 3.750%, 10/25/56(3)(7)	385	374
2017-4, A2 144A 3.000%, 6/25/57(3)(7)	610	567
2018-6, A1B 144A 3.750%, 3/25/58(3)(7)	330	315
2018-6, A2 144A 3.750%, 3/25/58(3)(7)	480	439
2019-2, A2 144A 3.750%, 12/25/58(3)(7)	515	467
2019-4, A2 144A 3.250%, 10/25/59(3)(7)	445	402
2021-1, A2 144A 2.750%, 11/25/61(3)(7)	465	386
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(3)	590	573
2020-SFR2, D 144A 2.281%, 11/17/39(3)	660	601
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(3)	185	176
Verus Securitization Trust
2022-4, A1 144A 4.474%, 4/25/67(3)(7)	331	329
2022-6, A1 144A 4.910%, 6/25/67(3)(7)	221	220
2022-6, A3 144A 4.910%, 6/25/67(3)(7)	465	460
2022-7, A1 144A 5.152%, 7/25/67(3)(7)	471	468
2023-8, A1 144A 6.259%, 12/25/68(3)(7)	278	280

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
Visio Trust
2020-1R, A2 144A 1.567%, 11/25/55(3)	$ 42	$ 39
2022-1, A2 144A 5.850%, 8/25/57(3)(7)	226	225
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(7)	111	95
		22,515

Total Mortgage-Backed Securities (Identified Cost $30,964)		29,809

Asset-Backed Securities—4.1%
Automobiles—1.1%
ACM Auto Trust 2023-2A, A 144A 7.970%, 6/20/30(3)	86	86
Arivo Acceptance Auto Loan Receivables Trust 2024-1A, B 144A 6.870%, 6/17/30(3)	462	474
Carvana Auto Receivables Trust 2023-N4, C 144A 6.590%, 2/11/30(3)	485	500
Exeter Automobile Receivables Trust 2023-3A, D 6.680%, 4/16/29	530	542
LAD Auto Receivables Trust
2023-1A, D 144A 7.300%, 6/17/30(3)	550	565
2023-2A, D 144A 6.300%, 2/15/31(3)	450	455
2023-4A, C 144A 6.760%, 3/15/29(3)	412	425
Lendbuzz Securitization Trust 2024-3A, B 144A 5.030%, 11/15/30(3)	425	421
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(3)	410	409
	Par Value(1)	Value

Automobiles—continued
United Auto Credit Securitization Trust 2024-1, C 144A 7.060%, 10/10/29(3)	$ 405	$ 411
Westlake Automobile Receivables Trust 2024-2A, B 144A 5.620%, 3/15/30(3)	360	364
		4,652

Consumer Loans—0.1%
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(3)	500	506
Credit Card—0.2%
Mercury Financial Credit Card Master Trust 2023-1A, A 144A 8.040%, 9/20/27(3)	555	556
Mission Lane Credit Card Master Trust 2023-A, A 144A 7.230%, 7/17/28(3)	447	450
		1,006

Equipment—0.1%
Auxilior Term Funding LLC 2023-1A, D 144A 7.270%, 12/16/30(3)	290	295
Other—2.6%
Applebee’s Funding LLC 2023-1A, A2 144A 7.824%, 3/5/53(3)	242	250
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(3)	409	394
BHG Securitization Trust
2023-B, A 144A 6.920%, 12/17/36(3)	206	213
2024-1CON, A 144A 5.810%, 4/17/35(3)	292	295

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Bojangles Issuer LLC 2024-1A, A2 144A 6.584%, 11/20/54(3)	$ 375	$ 374
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(3)	188	176
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(3)	335	319
CCG Receivables Trust 2023-1, A2 144A 5.820%, 9/16/30(3)	282	284
Dext ABS LLC 2023-2, B 144A 6.410%, 5/15/34(3)	405	412
Diamond Resorts Owner Trust 2021-1A, B 144A 2.050%, 11/21/33(3)	93	90
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(3)	575	485
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(3)	458	468
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(3)	189	180
Jack in the Box Funding LLC 2022-1A, A2I 144A 3.445%, 2/26/52(3)	520	494
Jersey Mike’s Funding LLC 2019-1A, A2 144A 4.433%, 2/15/50(3)	302	298
Libra Solutions LLC 2024-1A, A 144A 5.880%, 9/30/38(3)	350	344
MetroNet Infrastructure Issuer LLC 2024-1A, A2 144A 6.230%, 4/20/54(3)	360	368
Momnt Technologies Trust 2023-1A, A 144A 6.920%, 3/20/45(3)	215	216
	Par Value(1)	Value

Other—continued
NBC Funding LLC 2021-1, A2 144A 2.989%, 7/30/51(3)	$ 468	$ 446
Octane Receivables Trust 2023-3A, C 144A 6.740%, 8/20/29(3)	545	561
Oportun Issuance Trust 2024-2, B 144A 5.830%, 2/9/32(3)	425	426
PEAC Solutions Receivables LLC 2024-1A, B 144A 5.790%, 11/20/30(3)	365	371
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(3)	510	516
RCKT Mortgage Trust 2024-CES1, A1A 144A 6.025%, 2/25/44(3)(7)	254	255
Retained Vantage Data Centers Issuer LLC 2024-1A, A2 144A 4.992%, 9/15/49(3)	495	481
Subway Funding LLC 2024-1A, A2II 144A 6.268%, 7/30/54(3)	355	361
Taco Bell Funding LLC 2016-1A, A23 144A 4.970%, 5/25/46(3)	351	351
Trafigura Securitisation Finance plc 2024-1A, A2 144A 5.980%, 11/15/27(3)	365	370
TSC SPV Funding LLC 2024-1A, A2 144A 6.291%, 8/20/54(3)	370	370
USQ Rail III LLC 2024-1A, A 144A 4.990%, 9/28/54(3)	360	352

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Westgate Resorts LLC 2024-1A, A 144A 6.060%, 1/20/38(3)	$ 267	$ 269
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(3)	553	505
		11,294

Total Asset-Backed Securities (Identified Cost $17,785)		17,753

Corporate Bonds and Notes—12.5%
Communication Services—0.8%
Altice France Holding S.A. 144A 6.000%, 2/15/28(3)	200	53
Altice France S.A.
144A 5.125%, 1/15/29(3)	300	227
144A 5.125%, 7/15/29(3)	175	133
CCO Holdings LLC 144A 4.750%, 3/1/30(2)(3)	305	283
CMG Media Corp. 144A 8.875%, 6/18/29(3)	395	273
CSC Holdings LLC
144A 7.500%, 4/1/28(3)	365	264
144A 11.750%, 1/31/29(3)	250	248
DIRECTV Financing LLC 144A 8.875%, 2/1/30(3)	195	196
Gray Television, Inc. 144A 7.000%, 5/15/27(3)	350	343
Hughes Satellite Systems Corp. 6.625%, 8/1/26	215	176
Level 3 Financing, Inc. 144A 3.625%, 1/15/29(3)	335	267
Millennium Escrow Corp. 144A 6.625%, 8/1/26(3)	350	254
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(3)	490	147
Sprint Capital Corp. 8.750%, 3/15/32(2)	230	280
	Par Value(1)	Value

Communication Services—continued
Telesat Canada 144A 6.500%, 10/15/27(3)	$ 270	$ 88
		3,232

Consumer Discretionary—0.5%
Aptiv plc 6.875%, 12/15/54(2)	280	272
Ashtead Capital, Inc. 144A 5.500%, 8/11/32(2)(3)	260	261
Ford Motor Credit Co. LLC 7.350%, 3/6/30(2)	192	206
Great Canadian Gaming Corp. 144A 8.750%, 11/15/29(3)	65	67
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(3)	283	267
Newell Brands, Inc. 6.625%, 9/15/29(2)	238	244
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(3)	150	155
PetSmart, Inc. 144A 7.750%, 2/15/29(2)(3)	200	197
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(2)(3)	250	250
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(3)	355	339
		2,258

Consumer Staples—0.5%
BAT Capital Corp. 7.750%, 10/19/32(2)	238	276
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(2)(3)	230	230
HLF Financing S.a.r.l. LLC 144A 4.875%, 6/1/29(3)	220	159
Kronos Acquisition Holdings, Inc.
144A 8.250%, 6/30/31(2)(3)	225	218
144A 10.750%, 6/30/32(3)	270	247

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Consumer Staples—continued
Philip Morris International, Inc. 4.900%, 11/1/34	$ 290	$ 286
Pilgrim’s Pride Corp. 6.250%, 7/1/33(2)	230	241
Post Holdings, Inc. 144A 6.375%, 3/1/33(2)(3)	160	159
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(3)	145	144
		1,960

Energy—2.3%
Adnoc Murban Rsc Ltd. 144A 4.500%, 9/11/34(3)	321	307
Aker BP ASA 144A 5.125%, 10/1/34(3)	295	285
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(2)(3)	190	201
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)(3)	410	420
BP Capital Markets plc 4.875% (2)(8)	437	423
Columbia Pipelines Operating Co. LLC
144A 6.036%, 11/15/33(3)	260	274
144A 6.714%, 8/15/63(2)(3)	50	56
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(2)(3)	185	191
CrownRock LP 144A 5.000%, 5/1/29(3)	170	172
CVR Energy, Inc. 144A 8.500%, 1/15/29(2)(3)	340	334
Ecopetrol S.A. 4.625%, 11/2/31	110	92
Encino Acquisition Partners Holdings LLC 144A 8.750%, 5/1/31(2)(3)	85	90
Energy Transfer LP Series H 6.500% (8)	350	350
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(3)	467	406
	Par Value(1)	Value

Energy—continued
Genesis Energy LP 8.875%, 4/15/30(2)	$ 245	$ 255
Greensaif Pipelines Bidco S.a.r.l. 144A 6.129%, 2/23/38(3)	100	102
Gulfport Energy Operating Corp. 144A 6.750%, 9/1/29(2)(3)	100	102
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(3)	275	297
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(2)(3)(5)	380	375
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(3)	86	83
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	239	280
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(2)(3)	90	89
Magnolia Oil & Gas Operating LLC 144A 6.875%, 12/1/32(3)	40	40
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(3)	105	2
Nabors Industries, Inc. 144A 7.375%, 5/15/27(3)	170	170
Occidental Petroleum Corp. 6.200%, 3/15/40	215	220
Pertamina Persero PT 144A 2.300%, 2/9/31(3)	616	523
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(4)	665	61
Petroleos Mexicanos
6.500%, 3/13/27	390	381
6.700%, 2/16/32	425	377
7.690%, 1/23/50	180	141
Petronas Capital Ltd. 144A 3.500%, 4/21/30(3)	231	217
Plains All American Pipeline LP 5.700%, 9/15/34(2)	250	257

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
QatarEnergy 144A 2.250%, 7/12/31(3)	$ 230	$ 197
Saudi Arabian Oil Co. 144A 5.250%, 7/17/34(3)	322	324
South Bow Canadian Infrastructure Holdings Ltd. 144A 7.500%, 3/1/55(2)(3)	90	94
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(3)	330	324
Transcanada Trust 5.600%, 3/7/82(2)	305	292
Transocean, Inc.
144A 8.250%, 5/15/29(3)	50	50
144A 8.750%, 2/15/30(2)(3)	242	252
144A 8.500%, 5/15/31(3)	160	162
Venture Global LNG, Inc.
144A 9.000%(2)(3)(8)	100	104
144A 9.875%, 2/1/32(2)(3)	255	284
Western Midstream Operating LP 5.250%, 2/1/50(2)	285	254
		9,910

Financials—4.3%
Acrisure LLC
144A 8.250%, 2/1/29(3)	130	134
144A 6.000%, 8/1/29(3)	135	129
AerCap Ireland Capital DAC 6.950%, 3/10/55(2)	150	156
Aethon United BR LP 144A 7.500%, 10/1/29(2)(3)	20	21
Allianz SE 144A 6.350%, 9/6/53(2)(3)	200	210
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 7.723%, 8/15/53(2)(7)	275	276
Altice Financing S.A. 144A 5.000%, 1/15/28(3)	515	411
American Express Co. 5.625%, 7/28/34(2)	208	214
Apollo Debt Solutions BDC 144A 6.900%, 4/13/29(2)(3)	223	232
	Par Value(1)	Value

Financials—continued
Ascot Group Ltd. 144A 4.250%, 12/15/30(2)(3)	$ 509	$ 438
Aston Martin Capital Holdings Ltd. 144A 10.000%, 3/31/29(3)	320	314
Banco de Credito del Peru S.A.
144A 3.125%, 7/1/30(3)	214	210
RegS 3.125%, 7/1/30(5)	73	72
Banco de Credito e Inversiones S.A. 144A 8.750% (3)(8)	159	167
Banco Mercantil del Norte S.A. 144A 6.625% (3)(8)	150	135
Bank of America Corp.
5.015%, 7/22/33(2)	137	137
5.288%, 4/25/34(2)	140	142
5.425%, 8/15/35(2)	220	220
Bank of New York Mellon Corp. (The) Series G 4.700% (2)(8)	427	422
Barclays plc 7.437%, 11/2/33	259	292
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(3)	262	244
Blackstone Private Credit Fund 2.625%, 12/15/26(2)	256	242
Block, Inc. 144A 6.500%, 5/15/32(2)(3)	165	169
Blue Owl Credit Income Corp. 4.700%, 2/8/27(2)	216	212
Blue Owl Finance LLC 3.125%, 6/10/31(2)	330	290
BNSF Funding Trust I 6.613%, 12/15/55(2)	245	247
BPCE S.A. 144A 7.003%, 10/19/34(2)(3)	250	273
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(3)	270	260
Capital One Financial Corp.
2.359%, 7/29/32(2)	180	148
6.377%, 6/8/34	135	143

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Charles Schwab Corp. (The) Series H 4.000% (8)	$ 334	$ 293
Chobani Holdco II LLC 144A 8.750%, 10/1/29(3)	5	5
Citigroup, Inc.
6.270%, 11/17/33(2)	194	208
6.174%, 5/25/34	202	211
Series X 3.875%(2)(8)	170	164
Corebridge Financial, Inc. 6.375%, 9/15/54(2)	321	322
Deutsche Bank AG 5.403%, 9/11/35(2)	220	214
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)(3)	480	466
Export-Import Bank Korea 5.125%, 1/11/33	235	242
F&G Annuities & Life, Inc. 6.500%, 6/4/29	180	185
Fifth Third Bancorp 4.337%, 4/25/33(2)	273	259
Foundry JV Holdco LLC 144A 6.250%, 1/25/35(2)(3)	325	336
Global Atlantic Fin Co.
144A 7.950%, 6/15/33(2)(3)	169	191
144A 7.950%, 10/15/54(2)(3)	85	89
Goldman Sachs Group, Inc. (The)
3.102%, 2/24/33(2)	245	216
6.450%, 5/1/36	190	208
Grifols S.A. 144A 4.750%, 10/15/28(3)	245	224
HA Sustainable Infrastructure Capital, Inc. 144A 6.375%, 7/1/34(2)(3)	276	278
HUB International Ltd. 144A 7.375%, 1/31/32(3)	55	56
Huntington Bancshares, Inc. 5.709%, 2/2/35(2)	255	261
Icon Investments Six DAC 6.000%, 5/8/34(2)	205	211
	Par Value(1)	Value

Financials—continued
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(2)(3)	$ 275	$ 284
JPMorgan Chase & Co. 1.953%, 2/4/32(2)	300	253
KeyCorp 6.401%, 3/6/35(2)	221	236
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(3)	185	176
Melco Resorts Finance Ltd. 144A 5.375%, 12/4/29(3)	341	313
Merlin Entertainments Group U.S. Holdings, Inc. 144A 7.375%, 2/15/31(2)(3)	245	240
MetLife, Inc. Series G 3.850% (2)(8)	340	334
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(3)	265	259
Morgan Stanley
6.342%, 10/18/33(2)	182	197
5.948%, 1/19/38(2)	208	213
MSCI, Inc. 144A 3.625%, 9/1/30(2)(3)	256	237
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 7.761%, 4/30/43(7)	270	270
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(3)	360	350
NatWest Group plc 6.475%, 6/1/34	220	228
NewCo Holding USD 20 S.a.r.l. 144A 9.375%, 11/7/29(3)	65	65
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(3)	200	211
Nuveen LLC 144A 5.850%, 4/15/34(2)(3)	245	254

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
OneMain Finance Corp. 7.125%, 11/15/31(2)	$ 370	$ 381
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(2)(3)	30	31
Prudential Financial, Inc.
5.125%, 3/1/52(2)	148	143
6.750%, 3/1/53(2)	120	126
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(3)	200	204
South Bow USA Infrastructure Holdings LLC 144A 5.584%, 10/1/34(2)(3)	130	130
State Street Corp.
6.123%, 11/21/34(2)	70	75
Series I 6.700%(2)(8)	200	205
Synchrony Financial 4.875%, 6/13/25(2)	80	80
Texas Capital Bancshares, Inc. 4.000%, 5/6/31	495	474
Toronto-Dominion Bank (The) 8.125%, 10/31/82	239	251
UBS Group AG
144A 9.250%(3)(8)	35	40
144A 4.988%, 8/5/33(2)(3)	289	287
Wells Fargo & Co.
5.389%, 4/24/34	270	273
Series BB 3.900%(2)(8)	470	457
		18,476

Health Care—0.6%
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(2)(3)	395	389
Community Health Systems, Inc.
144A 5.250%, 5/15/30(3)	55	47
144A 4.750%, 2/15/31(3)	285	231
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	388	348
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(3)	185	197
	Par Value(1)	Value

Health Care—continued
HCA, Inc. 5.500%, 6/1/33	$ 229	$ 231
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(3)	305	331
144A 10.000%, 6/1/32(3)	110	115
Medline Borrower LP 144A 5.250%, 10/1/29(2)(3)	205	200
Molina Healthcare, Inc. 144A 6.250%, 1/15/33(3)	80	81
Par Pharmaceutical, Inc. 7.500%, 4/1/27(9)	187	—
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(2)(3)	170	173
Smith & Nephew plc 5.400%, 3/20/34(2)	220	223
Universal Health Services, Inc. 2.650%, 1/15/32(2)	262	219
		2,785

Industrials—1.3%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(3)	355	310
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)(3)	443	439
Amentum Holdings, Inc. 144A 7.250%, 8/1/32(2)(3)	40	41
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)(3)	254	244
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(2)(3)	243	238
Boeing Co. (The) 5.930%, 5/1/60	222	210
Builders FirstSource, Inc. 144A 6.375%, 3/1/34(2)(3)	245	250
Cimpress plc 144A 7.375%, 9/15/32(2)(3)	195	195

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Industrials—continued
Cornerstone Building Brands, Inc. 144A 9.500%, 8/15/29(3)	$ 260	$ 259
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(3)	363	320
DP World Ltd. 144A 6.850%, 7/2/37(3)	15	17
Garda World Security Corp. 144A 8.375%, 11/15/32(3)	190	195
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(3)	360	365
Hertz Corp. (The) 144A 4.625%, 12/1/26(3)	340	294
Huntington Ingalls Industries, Inc. 5.749%, 1/15/35	290	295
Icahn Enterprises LP
6.250%, 5/15/26	165	163
5.250%, 5/15/27	40	38
144A 10.000%, 11/15/29(3)	90	92
LBM Acquisition LLC 144A 6.250%, 1/15/29(3)	300	281
Regal Rexnord Corp. 6.400%, 4/15/33(2)	329	347
Sempra Infrastructure Partners LP 144A 3.250%, 1/15/32(2)(3)	475	403
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37(2)	289	299
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(3)	420	420
		5,715

Information Technology—0.2%
AppLovin Corp. 5.500%, 12/1/34	220	222
Booz Allen Hamilton, Inc. 144A 4.000%, 7/1/29(2)(3)	90	86
CommScope Technologies LLC 144A 6.000%, 6/15/25(3)	270	264
	Par Value(1)	Value

Information Technology—continued
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(2)(3)	$ 115	$ 114
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)(3)	100	102
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(2)(3)	25	26
Vontier Corp. 2.950%, 4/1/31(2)	200	173
		987

Materials—0.8%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(3)	565	272
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(3)	415	395
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(3)	256	260
Illuminate Buyer LLC 144A 9.000%, 7/1/28(3)	365	370
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(3)	270	287
LSB Industries, Inc. 144A 6.250%, 10/15/28(3)	240	233
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/27(3)	250	256
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(3)	230	235
Samarco Mineracao S.A. PIK 144A 9.000%, 6/30/31(3)(10)	67	65
Sealed Air Corp. 144A 6.500%, 7/15/32(2)(3)	90	92
Sonoco Products Co. 5.000%, 9/1/34(2)	225	220
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(3)	265	274
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(3)	382	383

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Materials—continued
WR Grace Holdings LLC 144A 5.625%, 8/15/29(3)	$ 209	$ 195
		3,537

Real Estate—0.2%
EPR Properties 3.600%, 11/15/31	325	287
Office Properties Income Trust 144A 9.000%, 9/30/29(3)	220	192
Safehold GL Holdings LLC 6.100%, 4/1/34(2)	215	223
VICI Properties LP
5.125%, 5/15/32	135	133
144A 4.625%, 6/15/25(2)(3)	65	65
144A 4.125%, 8/15/30(2)(3)	95	89
		989

Utilities—1.0%
AES Corp. (The) 7.600%, 1/15/55(2)	175	182
CMS Energy Corp. 4.750%, 6/1/50	366	347
Dominion Energy, Inc. 6.625%, 5/15/55	295	302
Electricite de France S.A.
144A 6.250%, 5/23/33(3)	184	197
144A 6.900%, 5/23/53(2)(3)	176	198
Enel Finance International N.V. 144A 7.500%, 10/14/32(3)	231	264
Entergy Corp. 7.125%, 12/1/54(2)	290	297
Ferrellgas LP
144A 5.375%, 4/1/26(2)(3)	125	124
144A 5.875%, 4/1/29(2)(3)	275	258
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(3)	276	286
Lightning Power LLC 144A 7.250%, 8/15/32(2)(3)	15	16
NGL Energy Operating LLC
144A 8.125%, 2/15/29(3)	55	56
144A 8.375%, 2/15/32(3)	240	246
	Par Value(1)	Value

Utilities—continued
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(3)	$ 328	$ 359
PacifiCorp 5.800%, 1/15/55(2)	214	220
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(3)	250	245
Southern Co. (The) Series 21-A 3.750%, 9/15/51(2)	419	403
Vistra Corp. 144A 8.000% (2)(3)(8)	190	195
Vistra Operations Co. LLC 144A 5.700%, 12/30/34(3)	30	30
		4,225

Total Corporate Bonds and Notes (Identified Cost $55,235)		54,074

Leveraged Loans—4.6%
Aerospace—0.0%
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 8.423%, 2/1/28(7)	143	134
Chemicals—0.2%
Ineos Finance plc 2030 (1 month Term SOFR + 3.250%) 7.823%, 2/18/30(7)	161	162
Innophos Holdings, Inc. (1 month Term SOFR + 3.864%) 8.437%, 2/5/27(7)	163	162
LSF11 A5 Holdco LLC 2024 (1 month Term SOFR + 3.614%) 8.187%, 10/15/28(7)	173	174

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Chemicals—continued
Lummus Technology Holdings V LLC 2024, Tranche B (1 month Term SOFR + 3.614%) 8.187%, 12/31/29(7)	$ 95	$ 95
Nouryon Finance B.V. 2024, Tranche B-1 (3 month Term SOFR + 3.250%) 7.657%, 4/3/28(7)	161	163
		756

Consumer Durables—0.1%
Gloves Buyer, Inc. First Lien (1 month Term SOFR + 4.114%) 8.687%, 12/29/27(7)	119	119
Madison Safety & Flow LLC (1 month Term SOFR + 3.250%) 7.823%, 9/26/31(7)	135	136
White Cap Buyer LLC Tranche C (1 month Term SOFR + 3.250%) 7.823%, 10/19/29(7)	115	116
		371

Consumer Non-Durables—0.1%
Albion Financing 3 S.a.r.l. 2024 (3 month Term SOFR + 4.512%) 9.096%, 8/16/29(7)	90	91
DS Parent, Inc. Tranche B (3 month Term SOFR + 5.500%) 10.104%, 1/31/31(7)	209	199
Kronos Acquisition Holdings, Inc. 2024 (3 month Term SOFR + 4.000%) 8.584%, 7/8/31(7)	137	129
	Par Value(1)	Value

Consumer Non-Durables—continued
Varsity Brands, Inc. (3 month Term SOFR + 3.750%) 8.271%, 8/26/31(7)	$ 100	$ 100
		519

Energy—0.1%
Epic Crude Services LP Tranche B (3 month Term SOFR + 3.000%) 7.656%, 10/10/31(7)	140	141
Freeport LNG Investments LLP Tranche B (3 month Term SOFR + 3.500%) 8.379%, 12/21/28(7)	173	173
Hamilton Projects Acquiror LLC First Lien (1 month Term SOFR + 3.750%) 8.323%, 5/31/31(7)	35	35
NGP XI Midstream Holdings LLC (3 month Term SOFR + 4.000%) 8.604%, 7/25/31(7)	65	65
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 3.500%) 8.085%, 2/16/28(7)	127	128
		542

Financials—0.2%
Acrisure LLC
2024 (1 month Term SOFR + 3.250%) 7.849%, 11/6/30(7)	114	115
2024, Tranche B (1 month Term SOFR + 3.000%) 7.599%, 2/16/27(7)	126	126

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
AssuredPartners, Inc. 2024 (1 month Term SOFR + 3.500%) 8.073%, 2/14/31(7)	$ 60	$ 60
Asurion LLC Tranche B-9 (1 month Term SOFR + 3.364%) 7.937%, 7/31/27(7)	211	210
Dynamo U.S. Bidco, Inc. Tranche B (6 month Term SOFR + 4.000%) 8.245%, 9/25/31(7)	35	35
PEX Holdings LLC (1 month Term SOFR + 2.750%) 7.339%, 11/20/31(7)	205	206
		752

Food / Tobacco—0.2%
Aspire Bakeries Holdings LLC (1 month Term SOFR + 4.250%) 8.823%, 12/23/30(7)	258	259
Del Monte Foods, Inc.
(3 month Term SOFR + 4.900%) 9.847%, 8/2/28(7)(9)	188	34
(3 month Term SOFR + 8.150%) 13.166%, 8/2/28(7)	95	93
(3-6 month Term SOFR + 4.400%) 8.866% - 9.347%, 8/2/28(7)	83	49
Naked Juice LLC (3 month Term SOFR + 3.350%) 7.954%, 1/24/29(7)	190	132
Pegasus Bidco B.V. 2024 (3 month Term SOFR + 3.250%) 7.773%, 7/12/29(7)	112	113
Sigma Bidco B.V. Tranche B-10 (6 month Term SOFR + 4.410%) 9.076%, 1/3/28(7)	168	169
		849

	Par Value(1)	Value

Forest Prod / Containers—0.2%
Clydesdale Acquisition Holdings, Inc. Tranche B (1 month Term SOFR + 3.175%) 7.748%, 4/13/29(7)	$ 225	$ 227
Klockner Pentaplast of America, Inc. Tranche B (6 month Term SOFR + 4.975%) 9.723%, 2/12/26(7)	201	192
Mauser Packaging Solutions Holding Co. (1 month PRIME + 3.000%) 7.589%, 4/15/27	180	181
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 7.937%, 3/3/28(7)	213	212
		812

Gaming / Leisure—0.3%
ECL Entertainment LLC Tranche B (1 month Term SOFR + 3.500%) 8.073%, 8/31/30(7)	184	185
Entain plc Tranche B-3 (6 month Term SOFR + 2.750%) 8.014%, 10/31/29(7)	164	165
Great Canadian Gaming 2024, Tranche B (1 month Term SOFR + 4.750%) 9.272%, 11/1/29(7)	75	75
J&J Ventures Gaming LLC (1 month Term SOFR + 4.114%) 8.714%, 4/26/28(7)	148	149
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.500%) 8.104%, 11/12/29(7)	189	187
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 8.893%, 8/1/30(7)	133	134

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Gaming / Leisure—continued
Scientific Games Holdings LP 2024 (3 month Term SOFR + 3.000%) 7.590%, 4/4/29(7)	$ 225	$ 225
Seaworld Parks & Entertainment, Inc. Tranche B-3 (1 month Term SOFR + 2.000%) 6.524%, 12/4/31(7)	115	115
		1,235

Health Care—0.6%
Agiliti Health, Inc. 2023, Tranche B (3-6 month Term SOFR + 3.000%) 7.262% - 7.593%, 5/1/30(7)	150	148
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 8.573%, 9/29/28(7)	119	119
CHG Healthcare Services, Inc. First Lien (1-3 month Term SOFR + 3.762%) 8.187% - 8.276%, 9/29/28(7)	154	155
Cotiviti, Inc. (1 month Term SOFR + 2.750%) 7.303%, 5/1/31(7)	159	160
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 8.704%, 10/1/27(7)	181	173
Global Medical Response, Inc. 2024 (1 month Term SOFR + 5.500%) 10.099%, 10/31/28(7)	155	155
Grifols Worldwide Operations USA, Inc. Tranche B (3 month Term SOFR + 2.150%) 6.735%, 11/15/27(7)	300	293
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 8.954%, 8/19/28(7)	189	185
	Par Value(1)	Value

Health Care—continued
Lannett Co., Inc. First Lien (3 month Term SOFR + 2.000%) 2.000%, 6/16/30(7)(9)	$ 23	$ 8
LifePoint Health, Inc.
2024 (3 month Term SOFR + 4.000%) 8.632%, 5/17/31(7)	30	30
Tranche B (3 month Term SOFR + 3.750%) 8.406%, 5/16/31(7)	155	155
Modivcare, Inc. (3 month Term SOFR + 4.750%) 9.343%, 7/1/31(7)	40	38
One Call Corp. Tranche B, First Lien (3 month Term SOFR + 5.762%) 10.387%, 4/22/27(7)	155	151
Packaging Coordinators Midco, Inc. 2024 (3 month Term SOFR + 3.250%) 7.835%, 11/30/27(7)	207	209
PointClickCare Technologies, Inc. 2024, Tranche B (1 month Term SOFR + 3.250%) 7.821%, 11/3/31(7)	55	55
Radiology Partners, Inc. Tranche C (3 month Term SOFR + 3.762%) 8.275%, 1/31/29(7)	141	140
Star Parent, Inc. Tranche B (3 month Term SOFR + 3.750%) 8.354%, 9/27/30(7)	204	200
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.512%) 9.097%, 11/20/26(7)	226	187
		2,561

Housing—0.2%
Chariot Buyer LLC
(1 month Term SOFR + 3.250%) 7.923%, 11/3/28(7)	90	90

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Housing—continued
First Lien (1 month Term SOFR + 3.750%) 8.323%, 11/3/28(7)	$ 139	$ 140
Cornerstone Building Brands, Inc. Tranche B (1 month Term SOFR + 3.250%) 7.959%, 4/12/28(7)	169	159
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.500%) 8.021%, 2/26/29(7)	173	174
LBM Acquisition LLC Tranche B (1 month Term SOFR + 3.850%) 8.472%, 6/6/31(7)	170	167
		730

Information Technology—0.7%
Applied Systems, Inc.
2024, Second Lien (3 month Term SOFR + 5.250%) 9.854%, 2/23/32(7)	20	21
Tranche B-1 (3 month Term SOFR + 3.000%) 7.604%, 2/24/31(7)	168	170
BMC Software 2031, Tranche B, First Lien (3 month Term SOFR + 3.750%) 8.335%, 7/30/31(7)	230	231
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 7.854%, 7/6/29(7)	213	213
Cloud Software Group, Inc. Tranche B (1 month Term SOFR + 3.750%) 3.750%, 5/26/31(7)	145	146
ConnectWise LLC (3 month Term SOFR + 3.762%) 8.365%, 9/29/28(7)	176	177
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 9.522%, 12/12/29(7)	134	134
	Par Value(1)	Value

Information Technology—continued
Ellucian Holding, Inc.
Second Lien (1 month Term SOFR + 4.750%) 9.335%, 11/15/32(7)	$ 20	$ 20
Tranche B-1 (1 month Term SOFR + 3.000%) 7.595%, 10/9/29(7)	141	142
Icon Parent I
(3 month Term SOFR + 3.000%) 7.516%, 11/13/31(7)	65	65
Second Lien (3 month Term SOFR + 5.000%) 9.516%, 9/10/32(7)	45	46
Infinite Bidco LLC First Lien (3 month Term SOFR + 4.012%) 8.597%, 3/2/28(7)	148	146
ION Trading Finance Ltd. 2024 (3 month Term SOFR + 4.000%) 9.016%, 4/1/28(7)	125	125
Mcafee Corp. Tranche B-1 (1 month Term SOFR + 3.250%) 7.906%, 3/1/29(7)	225	226
Mosel Bidco SE Tranche B (3 month Term SOFR + 4.500%) 9.104%, 9/16/30(7)	113	114
NCR Atleos Corp. Tranche B (3 month Term SOFR + 3.750%) 8.397%, 3/27/29(7)	98	98
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 7.573%, 8/31/28(7)	140	141
RealPage, Inc. First Lien (1 month Term SOFR + 3.114%) 7.687%, 4/24/28(7)	177	176

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Information Technology—continued
Rocket Software, Inc. (1 month Term SOFR + 4.250%) 8.823%, 11/28/28(7)	$ 239	$ 240
S2P Acquisition Borrower, Inc. (1 month Term SOFR + 3.250%) 3.250%, 10/8/31(7)	130	131
Thunder Generation Funding LLC Tranche B (3 month Term SOFR + 3.000%) 7.610%, 10/3/31(7)	155	156
UKG, Inc. Tranche B (3 month Term SOFR + 3.000%) 7.617%, 2/10/31(7)	236	237
		3,155

Manufacturing—0.2%
Arcline FM Holdings LLC 2024 (6 month Term SOFR + 4.500%) 9.054%, 6/23/28(7)	165	166
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 9.172%, 9/28/28(7)	198	193
Cube Industrials Buyer, Inc. (3 month Term SOFR + 3.500%) 8.132%, 10/9/31(7)	95	96
Glatfelter Corp. Tranche B (3 month Term SOFR + 4.250%) 8.764%, 10/10/31(7)	220	220
LSF12 Crown U.S. Commercial Bidco LLC Tranche B (1 month Term SOFR + 4.250%) 8.803%, 10/10/31(7)	250	250
Star U.S. Bidco LLC (1 month Term SOFR + 3.750%) 8.323%, 3/17/27(7)	128	129
		1,054

	Par Value(1)	Value

Media / Telecom - Broadcasting—0.1%
Gray Television, Inc. Tranche D (1 month Term SOFR + 3.000%) 7.786%, 12/1/28(7)	$ 163	$ 151
Terrier Media Buyer, Inc. (2 month Term SOFR + 3.500%) 8.071%, 6/18/29(7)	162	142
Univision Communications, Inc. 2024, First Lien (1 month Term SOFR + 3.614%) 8.187%, 1/31/29(7)	185	185
		478

Media / Telecom - Cable/Wireless Video—0.2%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 7.823%, 9/18/30(7)	178	177
CSC Holdings LLC 2022 (1 month Term SOFR + 4.500%) 9.109%, 1/18/28(7)	333	326
DIRECTV Financing LLC 2024, Tranche B (3 month Term SOFR + 5.512%) 10.097%, 8/2/29(7)	213	210
Eagle Broadband Investments LLC (3 month Term SOFR + 3.262%) 7.865%, 11/12/27(7)	192	193
Virgin Media Bristol LLC Tranche N (1 month Term SOFR + 2.614%) 7.012%, 1/31/28(7)	225	223
		1,129

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Diversified Media—0.1%
Century DE Buyer LLC (3 month Term SOFR + 4.000%) 8.589%, 10/30/30(7)	$ 124	$ 125
Creative Artists Agency LLC Tranche B (1 month Term SOFR + 2.750%) 7.323%, 10/1/31(7)	45	45
McGraw-Hill Education, Inc. 2024, Tranche B (3 month Term SOFR + 4.000%) 8.604%, 8/1/31(7)	143	145
MH Sub I LLC 2023 (1 month Term SOFR + 4.250%) 8.823%, 5/3/28(7)	129	129
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 9.758%, 4/11/29(7)	137	124
		568

Media / Telecom - Telecommunications—0.1%
Numericable U.S. LLC
Tranche B-11 (6 month LIBOR + 2.750%) 7.432%, 7/31/25(7)(11)	247	227
Tranche B-12 (6 month LIBOR + 3.688%) 8.370%, 1/31/26(7)(11)	50	42
		269

Media / Telecom - Wireless Communications—0.0%
Viasat, Inc. (1 month Term SOFR + 4.500%) 9.073%, 3/2/29(7)	158	138
Metals / Minerals—0.1%
Arsenal AIC Parent LLC 2024, Tranche B (1 month Term SOFR + 3.250%) 7.823%, 8/18/30(7)	94	95
	Par Value(1)	Value

Metals / Minerals—continued
Covia Holdings Corp. (3 month Term SOFR + 4.262%) 8.851%, 7/31/26(7)	$ 275	$ 274
		369

Retail—0.1%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 8.085%, 11/8/27(7)	202	203
Harbor Freight Tools USA, Inc. (1-6 month Term SOFR + 2.500%) 7.073% - 7.241%, 6/11/31(7)	155	152
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 8.115%, 3/3/28(7)	165	158
		513

Service—0.6%
AAL Delaware Holdco, Inc. Tranche B (1 month Term SOFR + 3.500%) 8.073%, 7/30/31(7)	35	35
Allied Universal Holdco LLC (1 month Term SOFR + 3.850%) 8.423%, 5/12/28(7)	150	151
Ascend Learning LLC (1 month Term SOFR + 3.600%) 8.173%, 12/11/28(7)	135	136
BIFM U.S. Finance LLC (1 month Term SOFR + 4.250%) 8.823%, 5/31/28(7)	85	85
DG Investment Intermediate Holdings 2, Inc. First Lien (1 month Term SOFR + 3.864%) 8.437%, 3/31/28(7)	225	227

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Service—continued
DXP Enterprises, Inc. 2024 (1 month Term SOFR + 3.750%) 8.323%, 10/11/30(7)	$ 129	$ 130
Ensemble RCM LLC Tranche B (3 month Term SOFR + 3.000%) 7.585%, 8/1/29(7)	60	61
Garda World Security Corp. (1 month Term SOFR + 3.500%) 8.109%, 2/1/29(7)	184	186
Grant Thornton Advisors LLC Tranche B (1 month Term SOFR + 3.250%) 7.823%, 6/2/31(7)	70	70
Husky Injection Molding Systems Ltd. (1 month Term SOFR + 5.000%) 9.573%, 2/15/29(7)	145	145
Kuehg Corp. (3 month Term SOFR + 3.250%) 7.839%, 6/12/30(7)	123	125
Lernen Bidco Ltd. Tranche B-2 (7 month Term SOFR + 4.000%) 8.591%, 10/27/31(7)	110	111
NAB Holdings LLC 2024 (3 month Term SOFR + 2.750%) 7.354%, 11/23/28(7)	144	144
Omnia Partners LLC (3 month Term SOFR + 3.250%) 7.867%, 7/25/30(7)	75	75
Spin Holdco, Inc. (3 month Term SOFR + 4.262%) 9.256%, 3/4/28(7)	158	134
The Hertz Corp. 2023 (1 month Term SOFR + 3.750%) 8.338%, 6/30/28(7)	192	170
	Par Value(1)	Value

Service—continued
TMF Sapphire Bidco B.V. Tranche B-3 (3 month Term SOFR + 3.500%) 8.090%, 5/3/28(7)	$ 124	$ 125
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 8.673%, 11/2/27(7)	262	254
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 7.437%, 3/24/28(7)	178	172
		2,536

Transportation - Automotive—0.1%
First Brands Group LLC 2022 (3 month Term SOFR + 5.262%) 9.847%, 3/30/27(7)	189	182
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.012%) 8.597%, 10/28/27(7)	160	144
		326

Utilities—0.1%
Cornerstone Generation LLC Tranche B (1 month Term SOFR + 3.250%) 3.250%, 10/28/31(7)	75	76
Hunterstown Generation LLC (1 month Term SOFR + 3.500%) 8.032%, 10/29/31(7)	40	40
Waterbridge NDB Operating LLC (3 month Term SOFR + 4.500%) 9.022%, 5/10/29(7)	150	151

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
WEC U.S. Holdings Ltd. (1 month Term SOFR + 2.250%) 6.803%, 1/27/31(7)	$ 115	$ 115
		382

Total Leveraged Loans (Identified Cost $20,414)		20,178

	Shares
Preferred Stocks—0.2%
Financials—0.2%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)(3)	310 (12)	303
JPMorgan Chase & Co. Series HH, 4.600%(2)	151 (12)	150
Truist Financial Corp. Series Q, 5.100%(2)	301 (12)	290
		743

Total Preferred Stocks (Identified Cost $764)		743

Common Stocks—104.7%
Communication Services—2.4%
Cellnex Telecom S.A.	283,512	10,180
Consumer Discretionary—0.0%
MYT Holding LLC Class B(9)(13)	22,362	4
NMG Parent LLC(9)(13)	368	41
West Marine(9)(13)	475	1
		46

Energy—18.4%
Cheniere Energy, Inc.(2)	58,265	13,052
DT Midstream, Inc.(2)	41,965	4,453
Enbridge, Inc.(2)	218,979	9,499
Koninklijke Vopak N.V.	99,841	4,674
ONEOK, Inc.(2)	84,350	9,582
Pembina Pipeline Corp.(2)	176,392	7,267
Targa Resources Corp.(2)	32,244	6,588
TC Energy Corp.(2)	258,752	12,661
	Shares	Value

Energy—continued
Williams Cos., Inc. (The)(2)	202,048	$ 11,824
		79,600

Health Care—0.0%
Endo GUC Trust Class A(9)(13)	7,168	—
Endo, Inc.(13)	1,929	44
Lannett Co., Inc.(9)(13)	3,742	—
		44

Industrials—27.2%
Aena SME S.A.(2)	129,827	28,098
Auckland International Airport Ltd.(2)	2,027,923	9,320
Canadian Pacific Kansas City Ltd.(2)	109,576	8,383
Ferrovial SE	210,137	8,665
Flughafen Zurich AG Registered Shares(2)	52,537	12,488
Grupo Aeroportuario del Centro Norte SAB de C.V. Class B	289,600	2,347
Norfolk Southern Corp.(2)	41,468	11,439
Transurban Group(2)	1,281,825	10,702
Union Pacific Corp.(2)	81,268	19,883
Vinci S.A.(2)	56,575	5,970
		117,295

Real Estate—6.1%
American Tower Corp.(2)	104,504	21,841
Crown Castle, Inc.(2)	42,717	4,539
		26,380

Utilities—50.6%
Alliant Energy Corp.(2)	110,568	6,988
Ameren Corp.(2)	81,345	7,678
Atmos Energy Corp.(2)	60,674	9,181
CenterPoint Energy, Inc.(2)	212,058	6,917
DTE Energy Co.(2)	36,046	4,534
Duke Energy Corp.(2)	59,657	6,983
E.ON SE(2)	459,216	5,913
EDP S.A.(2)	1,670,420	6,041
Emera, Inc.(2)	171,022	6,525
Entergy Corp.(2)	51,944	8,112
Evergy, Inc.(2)	90,145	5,826

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
	Shares	Value

Utilities—continued
Eversource Energy(2)	78,769	$ 5,080
Iberdrola S.A.(2)	411,373	5,864
National Grid plc	1,292,625	16,326
NextEra Energy, Inc.(2)	288,020	22,659
NiSource, Inc.(2)	273,674	10,424
OGE Energy Corp.(2)	106,049	4,662
PG&E Corp.(2)	566,446	12,252
PPL Corp.(2)	195,989	6,846
Redeia Corp. S.A.(2)	303,098	5,413
RWE AG(2)	155,674	5,243
Sempra (2)	194,399	18,209
Severn Trent plc	137,641	4,724
Southern Co. (The)(2)	106,416	9,485
United Utilities Group plc	558,403	7,954
WEC Energy Group, Inc.(2)	86,091	8,700
		218,539

Total Common Stocks (Identified Cost $409,971)		452,084

Total Long-Term Investments—137.8% (Identified Cost $555,913)		595,289

TOTAL INVESTMENTS—137.8% (Identified Cost $555,913)		$ 595,289
Other assets and liabilities, net—(37.8)%		(163,394)
NET ASSETS—100.0%		$ 431,895

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLP	Limited Liability Partnership
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind Security
SOFR	Secured Overnight Financing Rate
Foreign Currencies:
BRL	Brazilian Real
CZK	Czech Koruna
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $319,438.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2024, these securities amounted to a value of $79,821 or 18.5% of net assets.
(4)	Security in default; no interest payments are being received.
(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of November 30, 2024.
(7)	Variable rate security. Rate disclosed is as of November 30, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(8)	No contractual maturity date.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
(9)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(10)	100% of the income received was in PIK.
(11)	As of November 30, 2024, the Fund held investments that utilized synthetic LIBOR as a benchmark. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings. However, certain USD LIBOR settings had continued to be published under a synthetic methodology until September 30, 2024, for certain legacy contracts. At the investment’s next reset date, an alternative rate will be used in accordance with governing documents.
(12)	Value shown as par value.
(13)	Non-income producing.

Country Weightings†
United States	62%
Spain	9
Canada	8
United Kingdom	5
Netherlands	3
Switzerland	2
Germany	2
Other	9
Total	100%
†% of total investments as of November 30, 2024.

The following table summarizes the value of the Fund’s investments as of November 30, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 3,921	$ —	$ 3,921	$—
Foreign Government Securities	16,727	—	16,727	—
Mortgage-Backed Securities	29,809	—	29,809	—
Asset-Backed Securities	17,753	—	17,753	—
Corporate Bonds and Notes	54,074	—	54,074	— (1)
Leveraged Loans	20,178	—	20,136	42
Equity Securities:
Preferred Stocks	743	—	743	—
Common Stocks	452,084	452,038	—	46 (1)
Total Investments	$595,289	$452,038	$143,163	$88

(1)	Includes internally fair valued securities currently priced at zero ($0).
Security held by the Fund with an end of period value of $1 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2024
($ reported in thousands)
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended November 30, 2024.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2024
(Reported in thousands except shares and per share amounts)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Assets
Investment in securities at value(1)	$ 137,878	$ 185,094	$ 595,289
Cash	1,512	—	5,636
Cash collateral pledged for swaps	—	620	—
Cash pledged as collateral for reverse repurchase agreements	—	261	—
Unrealized appreciation on forward foreign currency exchange contracts	—	322	—
Receivables
Investment securities sold	538	3,707	565
Fund shares issued	—	37	—
Dividends and interest	1,689	3,984	2,697
Unrealized appreciation on unfunded loan commitment(3)	— (a)	—	—
Tax reclaims	—	4	368
Prepaid Trustees’ retainer	1	1	3
Prepaid expenses and other assets (Note 4)	54	140	231
Total assets	141,672	194,170	604,789
Liabilities
Due to custodian	—	217	— (a)
Borrowings (Note 8)	43,000	49,554	168,300
Over-the-counter swaps at value(2)	—	396	—
Payables
Investment securities purchased	1,958	4,397	3,009
Interest on borrowings (Note 8)	228	131	794
Investment advisory fees (Note 4)	108	148	337
Trustee/Director deferred compensation plan (Note 4)	52	12	228
Professional fees	40	64	45
Administration and accounting fees	13	16	52
Unrealized depreciation on forward foreign currency exchange contracts	—	118	—
Other accrued expenses	28	50	129
Total liabilities	45,427	55,103	172,894
Net Assets	$ 96,245	$ 139,067	$ 431,895
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2024
(Reported in thousands except shares and per share amounts)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Net Assets Consist of:
Common stock (no par value, unlimited authorization)(Note 10)	$ —	$ 29	$ 62
Capital paid on shares of beneficial interest	137,288	375,458	394,136
Total distributable earnings (accumulated losses)	(41,043)	(236,420)	37,697
Net Assets	$ 96,245	$ 139,067	$ 431,895
Common Shares Outstanding	11,313,094	29,291,260	61,720,496
Net Asset Value Per Share(4)	$ 8.51	$ 4.75	$ 7.00
(1)Investment in securities at cost	$ 141,849	$ 184,383	$ 555,913
(2) Includes premiums paid (received) on over-the-counter credit default swaps	—	(744)	—

(3)	See Schedule of Investments for schedule of unfunded loan commitments.
(4)	Net Asset Value Per Share is calculated using unrounded net assets.
(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF OPERATIONS
YEAR ENDED November 30, 2024
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Investment Income
Interest	$ 9,225	$ 17,102
Dividends	119	247
Foreign taxes withheld	—	(57)
Total investment income	9,344	17,292
Expenses
Investment advisory fees	1,329	1,689
Administration and accounting fees	155	186
Professional fees	103	94
Printing fees and expenses	31	50
Transfer agent fees and expenses	12	14
Trustees’/Directors’ fees and expenses	9	12
Custodian fees	6	10
Miscellaneous expenses	44	50
Total expenses before interest expense	1,689	2,105
Interest expense on borrowings (Note 8)	2,656	2,223
Total expenses after interest expense	4,345	4,328
Net investment income (loss)	4,999	12,964
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,471)	800
Foreign currency transactions	(51)	62
Forward foreign currency exchange contracts	—	76
Swaps	—	1,273
Net change in unrealized appreciation (depreciation) on:
Investments	9,051	12,284
Foreign currency transactions	(—) (a)	(69)
Forward foreign currency exchange contracts	—	204
Swaps	—	5,052
Net realized and unrealized gain (loss) on investments	6,529	19,682
Net increase (decrease) in net assets resulting from operations	$11,528	$32,646

(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED November 30, 2024
($ reported in thousands)
Total Return Fund Inc.
Investment Income
Dividends	$ 15,991
Interest	9,887
Foreign taxes withheld	(845)
Total investment income	25,033
Expenses
Investment advisory fees	4,142
Administration and accounting fees	636
Printing fees and expenses	367
Transfer agent fees and expenses	310
Professional fees	232
Trustees’/Directors’ fees and expenses	39
Custodian fees	10
Miscellaneous expenses	117
Total expenses before interest expense	5,853
Interest expense on borrowings (Note 8)	10,831
Total expenses after interest expense	16,684
Net investment income (loss)	8,349
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	16,046
Foreign currency transactions	(32)
Net change in unrealized appreciation (depreciation) on:
Investments	58,237
Foreign currency transactions	(3)
Net realized and unrealized gain (loss) on investments	74,248
Net increase (decrease) in net assets resulting from operations	$82,597
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Global Multi-Sector Income Fund
	Year Ended November 30, 2024	Year Ended November 30, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 4,999	$ 4,513
Net realized gain (loss)	(2,522)	(7,168)
Net change in unrealized appreciation (depreciation)	9,051	7,930
Increase (decrease) in net assets resulting from operations	11,528	5,275
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(5,055)	(4,629)
Return of capital	(5,806)	(6,232)
Dividends and Distributions to Shareholders	(10,861)	(10,861)
Net increase (decrease) in net assets	667	(5,586)
Net Assets
Beginning of period	95,578	101,164
End of period	$ 96,245	$ 95,578
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Stone Harbor Emerging Markets Income Fund
	Year Ended November 30, 2024	Year Ended November 30, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 12,964	$ 8,151
Net realized gain (loss)	2,211	(14,912)
Net change in unrealized appreciation (depreciation)	17,471	20,687
Increase (decrease) in net assets resulting from operations	32,646	13,926
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(20,130)	(11,445)
Return of capital	(99)	(951)
Dividends and Distributions to Shareholders	(20,229)	(12,396)
From Capital Share Transactions
Net proceeds from shares issued through at-the-market offering (101,763 and 0 shares, respectively) (Note 11)	508	—
Reinvestment of distributions resulting in the issuance of common stock (239,537 and 249,112 shares, respectively)	1,182	1,083
Plan of reorganization (Note 13)	51,054	—
Increase (decrease) in net assets from capital transactions	52,744	1,083
Net increase (decrease) in net assets	65,161	2,613
Net Assets
Beginning of period	73,906	71,293
End of period	$ 139,067	$ 73,906
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	17,351,391	17,102,279
Shares issued through at-the-market offering	101,763	—
Reinvestment of distributions resulting in the issuance of common stock	239,537	249,112
Plan of reorganization (Note 13)	11,598,569	—
Common shares outstanding at end of period	29,291,260	17,351,391
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Total Return Fund Inc.
	Year Ended November 30, 2024	Year Ended November 30, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 8,349	$ 9,208
Net realized gain (loss)	16,014	(15,269)
Net change in unrealized appreciation (depreciation)	58,234	(20,929)
Increase (decrease) in net assets resulting from operations	82,597	(26,990)
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(8,721)	(9,660)
Return of capital	(30,026)	(50,003)
Dividends and Distributions to Shareholders	(38,747)	(59,663)
From Capital Share Transactions
Net proceeds from the sale of shares during rights offering (net of expenses of $600)	—	150 (1)
Payment for tendered shares (Note 10)	(41,131)	—
Increase (decrease) in net assets from capital transactions	(41,131)	150
Net increase (decrease) in net assets	2,719	(86,503)
Net Assets
Beginning of period	429,176	515,679
End of period	$431,895	$429,176

(1)	Adjustment to bring estimated costs in connection with rights offering to actual.
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS
YEAR ENDED November 30, 2024
($ reported in thousands)
	Global Multi-Sector Income Fund	Virtus Stone Harbor Emerging Markets Income Fund
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 11,528	$ 32,646
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	116,225	107,947
(Increase) Decrease in investment securities sold receivable	697	(3,174)
Purchases of long-term investments	(110,912)	(138,630)
Increase (Decrease) in investment securities purchased payable	320	4,016
Net (purchases) or sales of short-term investments	(372)	200
Net (purchases) or sales in purchased options	—	(24)
Net change in unrealized (appreciation)/depreciation on investments	(9,051)	(12,284)
Net change in unrealized (appreciation)/depreciation of foreign currency exchange contracts	—	(204)
Net realized (gain)/loss on investments	2,471	(800)
Net realized (gains)/loss on sales of investments from changes in the foreign exchange rates	45	(21)
Amortization of premiums and inflation income and accretion of discounts on investments	(600)	(5,030)
(Increase) Decrease in tax reclaims receivable	—	2
(Increase) Decrease in dividends and interest receivable	(52)	(1,179)
(Increase) Decrease in prepaid expenses and other assets	—	(114)
(Increase) Decrease in prepaid Trustees’ retainer	—	(1)
Increase (Decrease) in interest payable on borrowings	(263)	64
Increase (Decrease) in over-the-counter swaps at value	—	(5,758)
Increase (Decrease) in affiliated expenses payable	1	60
Increase (Decrease) in non-affiliated expenses payable	—	(242)
Cash provided by (used for) operating activities	10,037	(22,526)
Cash provided (used for) financing activities:
Cash receipts from borrowings	—	218,219
Cash payments to reduce borrowings	—	(184,560)
Cash distributions paid to shareholders	(10,861)	(19,047)
Decrease in cash overdraft from plan of reorganization (Note 12)	—	(10)
Net proceeds from issuance of common stock through at-the-market offering	—	471
Due to custodian	—	(217)
Cash provided (used for) financing activities:	(10,861)	14,856
Net increase/decrease in cash	(824)	(7,670)
Restricted and unrestricted cash at beginning of period	2,336	8,551
Restricted and unrestricted cash at end of period	$ 1,512	$ 881
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
YEAR ENDED November 30, 2024
($ reported in thousands)
	Global Multi-Sector Income Fund	Virtus Stone Harbor Emerging Markets Income Fund

Supplemental cash flow information:
Reinvestment of dividends and distributions	$ —	$ 1,182
Cash paid during the period for interest expense on borrowings	$ 2,919	$ 2,159

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$ 1,512	$ —
Cash pledged as collateral for swaps	$ —	$ 620
Cash pledged as collateral for reverse repurchase agreements	$ —	$ 261
	$ 1,512	$ 881
Non cash transactions from plan of reorganization:
Investment in securities, identified cost	$ —	$ 54,382
Other assets	$ —	$ 1,042
Borrowings	$ —	$ 1,723
Other liabilities	$ —	$ 203
Capital	$ —	$ 53,488
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
YEAR ENDED November 30, 2024
($ reported in thousands)
Total Return Fund Inc.
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 82,597
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	441,803
(Increase) Decrease in investment securities sold receivable	745
Purchases of long-term investments	(350,091)
Increase (Decrease) in investment securities purchased payable	1,513
Net (purchases) or sales of short-term investments	(131)
Net change in unrealized (appreciation)/depreciation on investments	(58,237)
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	(24)
Net realized (gain)/loss on investments	(16,046)
Return of capital distributions on investments	535
Amortization of premiums and inflation income and accretion of discounts on investments	(516)
(Increase) Decrease in tax reclaims receivable	50
(Increase) Decrease in dividends and interest receivable	111
(Increase) Decrease in prepaid expenses and other assets	5
Increase (Decrease) in interest payable on borrowings	(190)
Increase (Decrease) in affiliated expenses payable	(3)
Increase (Decrease) in non-affiliated expenses payable	(2)
Cash provided by (used for) operating activities	102,119
Cash provided (used for) financing activities:
Cash payments to reduce borrowings	(18,700)
Cash distributions paid to shareholders	(38,747)
Payments for tendered shares	(41,131)
Due to custodian	— (a)
Cash provided by (used for) financing activities	(98,578)
Net increase (decrease) in cash	3,541
Restricted and unrestricted cash at beginning of period	2,095
Restricted and unrestricted cash at end of period	$ 5,636
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 11,021

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$ 5,636
$ 5,636

(a) Amount is less than $500 (not in thousands).
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 8.45	$ 8.94	$ 11.67	$ 12.55	$ 13.16
Income (loss) from investment operations:
Net investment income (loss)(1)	0.44	0.40	0.46	0.52	0.55
Net realized and unrealized gain (loss)	0.58	0.07	(2.23)	(0.32)	0.20
Total from investment operations	1.02	0.47	(1.77)	0.20	0.75
Dividends and Distributions to Shareholders:
Net investment income	(0.45)	(0.41)	(0.46)	(0.52)	(0.51)
Return of capital	(0.51)	(0.55)	(0.50)	(0.56)	(0.85)
Total dividends and distributions to shareholders	(0.96)	(0.96)	(0.96)	(1.08)	(1.36)
Net asset value, end of period	$ 8.51	$ 8.45	$ 8.94	$ 11.67	$ 12.55
Market value, end of period(2)	$ 8.06	$ 7.35	$ 8.12	$ 11.56	$ 11.69
Total return, net asset value(3)	13.92%	7.19%	(14.70)%	1.76%	7.70%
Total return, market value(3)	24.05%	2.66%	(21.78)%	8.22%	5.28%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	4.48%	4.46%	2.76%	2.14%	2.40%
Ratio of net investment income (loss) to average net assets	5.16%	4.59%	4.62%	4.28%	4.51%
Portfolio turnover rate	80%	57%	44%	54%	75%
Net assets, end of period (000’s)	$96,245	$95,578	$101,164	$132,058	$141,880
Borrowings, end of period (000’s)	$43,000	$43,000	$ 45,400	$ 52,500	$ 52,500
Asset coverage, per $1,000 principal amount of borrowings(5)	$ 3,238	$ 3,223	$ 3,228	$ 3,515	$ 3,702

(1)	Calculated using average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Ratio of total expenses, before interest expense on borrowings, was 1.74%, 1.71%, 1.74%, 1.74% and 1.74% for the years ended November 30, 2024, 2023, 2022, 2021 and 2020, respectively.
(5)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 4.26	$ 4.17	$ 6.24	$ 7.04	$ 8.91
Income (loss) from investment operations:
Net investment income (loss)(1)	0.45	0.47	0.52	0.60	0.64
Net realized and unrealized gain (loss)	0.76	0.34	(1.87)	(0.52)	(1.08)
Total from investment operations	1.21	0.81	(1.35)	0.08	(0.44)
Dividends and Distributions to Shareholders:
Net investment income	(0.72)	(0.66)	(0.09)	(0.57)	(0.28)
Return of capital	— (2)	(0.06)	(0.63)	(0.31)	(1.15)
Total dividends and distributions to shareholders	(0.72)	(0.72)	(0.72)	(0.88)	(1.43)
Accretion on net asset value as a result of at-the-market share issuance (Note 11)	— (2)	—	—	—	—
Net asset value, end of period	$ 4.75	$ 4.26	$ 4.17	$ 6.24	$ 7.04
Market value, end of period	$ 5.02	$ 4.38	$ 4.24	$ 6.65	$ 7.40
Total return, net asset value(3)	30.38%	21.20%	(22.31)%	0.36%	(3.32)%
Total return, market value(3)	32.71%	22.14%	(25.98)%	0.66%	(32.92)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	3.28% (5)	3.70% (6)	2.95%	2.37%	2.56%
Ratio of net investment income (loss) to average net assets	9.84%	11.21% (6)	10.55%	8.57%	9.04%
Portfolio turnover rate	69%	76%	37%	47%	127%
Net assets, end of period (000’s)	$139,067	$73,906	$71,293	$105,134	$117,235
Borrowings, end of period (000’s)	$ 49,554	$14,172	$28,600	$ 45,481	$ 46,000
Asset coverage, per $1,000 of borrowings(7)	$ 3,806	$ 6,215	$ 3,493	$ 3,312	$ 3,545

(1)	Calculated using average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Ratio of total expenses before interest expense to average net assets was 1.60%, 2.11%, 2.03%, 1.96% and 1.99% for the years ended November 30, 2024, 2023, 2022, 2021 and 2020, respectively.
(5)	The Fund is currently under its expense limitation.
(6)	The Fund incurred some non-recurring reorganization expenses in 2023. When excluding these costs, the ratio of total expenses after interest expense to average net assets would be 3.33% and the ratio of net investment income to average net assets would be 11.58%.
(7)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 6.26	$ 7.52	$ 8.92	$ 9.31	$ 10.33
Income (loss) from investment operations:
Net investment income (loss)(1)	0.13	0.13	0.19	0.22	0.25
Net realized and unrealized gain (loss)	1.19	(0.52)	(0.37)	0.35	(0.11)
Total from investment operations	1.32	(0.39)	(0.18)	0.57	0.14
Dividends and Distributions to Shareholders:
Net investment income	(0.14)	(0.14)	(0.47)	(0.24)	(0.27)
Return of capital	(0.46)	(0.73)	(0.49)	(0.72)	(0.89)
Total dividends and distributions to shareholders	(0.60)	(0.87)	(0.96)	(0.96)	(1.16)
Fund Share Transactions (Note 10)
Dilutive effect on net asset value as a result of rights offering(2)	—	— (3)	(0.26)	—	—
Anti-dilutive impact of tender offer (Note 10)	0.02	—	—	—	—
Net asset value, end of period	$ 7.00	$ 6.26	$ 7.52	$ 8.92	$ 9.31
Market value, end of period(4)	$ 6.23	$ 5.38	$ 6.95	$ 9.37	$ 8.41
Total return, net asset value(5)	24.24%	(3.96)%	(1.45)%	6.36%	3.25%
Total return, market value(5)	28.66%	(10.69)%	(16.43)% (6)	23.68%	(12.25)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)	4.02% (8)	3.87%	2.26%	1.73%	2.05%
Ratio of net investment income (loss) to average net assets	2.01% (8)	1.99%	2.30%	2.34%	2.73%
Portfolio turnover rate	59%	36%	47%	44%	46%
Net assets, end of period (000’s)	$431,895	$429,176	$515,679	$426,461	$441,552
Borrowings, end of period (000’s)	$168,300	$187,000	$207,000	$159,750	$159,750
Asset coverage, per $1,000 principal amount of borrowings(9)	$ 3,566	$ 3,295	$ 3,491	$ 3,670	$ 3,764

(1)	Calculated using average shares outstanding.
(2)	Shares were sold at a 5% discount from a 5-day average market price from 9/12/22 to 9/16/22.
(3)	Amount is less than $0.005 per share.
(4)	Closing Price – New York Stock Exchange.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day for each period reported. Dividends and distributions are assumed, for the purpose of this calculation, to be reinvested at prices under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning and ending values.
(6)	Total return on market value includes the dilutive effect of the 2022 rights offering. Without this effect, the total market return would have been (16.12%).
(7)	Ratio of total expenses, before interest expense on borrowings, was 1.41%, 1.31%, 1.32%, 1.34% and 1.38% for the years ended November 30, 2024, 2023, 2022, 2021 and 2020, respectively.
(8)	The Fund incurred certain non-recurring tender offer costs in 2024. When excluding these costs, the ratio of total expenses to average net assets would be 3.92% and the ratio of net investment income (loss) to average net assets would be 2.11%.
See Notes to Financial Statements

TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(9)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
November 30, 2024
Note 1. Organization
Global Multi-Sector Income Fund, Stone Harbor Emerging Markets Income Fund, and Total Return Fund Inc. (each, a “Fund” and, collectively, the “Funds”) are closed-end, management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Multi-Sector Income Fund is diversified and was formed as a statutory trust under the laws of the State of Delaware on August 23, 2011. Stone Harbor Emerging Markets Income Fund is non-diversified and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 22, 2010. Total Return Fund Inc. is diversified and was incorporated under the laws of the State of Maryland on July 21, 1988. Each Fund’s investment objective is outlined in the respective Manager’s Discussion of Fund Performance pages. There is no guarantee that the Funds will achieve their investment objective.
Note 2. Significant Accounting Policies
Each Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Funds’ Boards of Trustees/Directors have designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

•    Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation).
If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Each Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
D.	Distributions to Shareholders
Global Multi-Sector Income Fund and Stone Harbor Emerging Markets Income Fund declare distributions on a monthly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
Total Return Fund Inc. has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.05 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	Credit Linked Notes
Stone Harbor Emerging Markets Income Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
G.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
H.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and forward commitment securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Leveraged Loans
The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
J.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to a Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
K.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, cash collateral pledged for swaps, and cash pledged as collateral for reverse repurchase agreements.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by Stone Harbor Emerging Markets Income Fund.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized appreciation or depreciation. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the fiscal year ended November 30, 2024, Stone Harbor Emerging Markets Income Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
B.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write both put and call options on portfolio securities. When doing so, the Fund is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the fiscal year ended November 30, 2024, Stone Harbor Emerging Markets Income Fund invested in purchased call and put options contracts in an attempt to manage foreign currency risk and with the purpose of generating realized gains.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
C.	Swaps
A Fund enters into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the Over-the-Counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Over-the-counter swaps at value” and as “Variation margin receivable/payable on cleared swaps” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Over-the-counter swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between a Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Cash collateral pledged for swaps.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. A Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the fiscal year ended November 30, 2024, Stone Harbor Emerging Markets Income Fund utilized single name credit default swaps to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities at November 30, 2024:

Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Asset Derivatives
Over-the-counter swaps at value(1)	Credit contracts	$ 348
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	322
Purchased options at value(2)	Foreign currency contracts	72
Total Assets		$ 742
Liability Derivatives
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	$ (118)
Total Liabilities		$ (118)

(1)	Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. For OTC swap contracts, the value (including premiums) at November 30, 2024 is shown in the Statement of Assets and Liabilities.
(2)	Amount included in Investment in securities at value.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the fiscal year ended November 30, 2024:
Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Net Realized Gain (Loss) from
Purchased options(1)	Foreign currency contracts	$ 59
Forward foreign currency exchange contracts	Foreign currency contracts	76
Swaps	Credit contracts	1,273
Total		$1,408
Net Change in Unrealized Appreciation (Depreciation) on
Purchased options(2)	Foreign currency contracts	$ (11)
Forward foreign currency exchange contracts	Foreign currency contracts	204
Swaps	Credit contracts	5,052
Total		$5,245

(1) Amount included in Net realized gain (loss) on investments.
(2) Amount included in Net change in unrealized appreciation (depreciation) on investments.
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by Stone Harbor Emerging Markets Income Fund for the fiscal year ended November 30, 2024.

Purchased Options(1)	$ 66
Forward Foreign Currency Exchange Purchase Contracts(2)	1,403
Forward Foreign Currency Exchange Sale Contracts(2)	3,363
Credit Default Swap Contracts - Sell Protection(2)	11,200
(1) Average premium amount.
(2) Average notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
unrealized gain netted against any collateral held by a Fund. For OTC purchased options, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate a Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, a Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by a Fund as of November 30, 2024:

At November 30, 2024, Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$322	$118
OTC swaps	—	396
Purchased options	72	—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$394	$514
Derivatives not subject to a MNA or similar agreement	—	—
Total assets and liabilities subject to a MNA	$394	$514

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by each Fund as of November 30, 2024:
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Goldman Sachs & Co.	$ 72	$ —	$—	$—	$ 72
JPMorgan Chase Bank N.A.	322	(118)	—	—	204
Total	$394	$(118)	$—	$—	$276

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Barclays	$396	$ —	$—	$(396)	$—
JPMorgan Chase Bank N.A.	118	(118)	—	—	—
Total	$514	$(118)	$—	$(396)	$—
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc., an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to Global Multi-Sector Income Fund and Total Return Fund Inc. Virtus Alternative Investment Advisers, Inc. (collectively with Virtus Investment Advisers, Inc., the “Adviser”), an indirect, wholly-owned subsidiary of Virtus, is the investment adviser to Stone Harbor Emerging Markets Income Fund. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund. “Managed Assets” is defined as the average daily value of the total assets of each Fund minus the sum of

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

Fund	Advisory Fee
Global Multi-Sector Income Fund	0.95%
Stone Harbor Emerging Markets Income Fund	1.00*
Total Return Fund Inc.	0.70
*Provided the Advisory Fee does not exceed 1.50% of the Fund’s net assets.
B.	Subadvisers
The subadvisers are responsible for the day-to-day portfolio management of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:

Fund	Subadviser
Global Multi-Sector Income Fund	Newfleet(1)
Stone Harbor Emerging Markets Income Fund	SHIP(2)
Total Return Fund Inc. (Equity Portfolio)	DPIM(3)
Total Return Fund Inc. (Fixed Income Portfolio)	Newfleet(1)
(1)	Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers LLC (“VFIA”), an indirect wholly owned subsidiary of Virtus.
(2)	Stone Harbor Investment Partners (“SHIP”), a division of VFIA.
(3)	Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitation
The Adviser has contractually agreed to limit Stone Harbor Emerging Markets Income Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, 0.58% of average daily net assets through April 10, 2025. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The reimbursements are accrued daily and received monthly.
The exclusions include investment advisory fees, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
During the fiscal year ended November 30, 2024, Stone Harbor Emerging Markets Income Fund’s expenses were below its expense limitation.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.
During the fiscal year ended November 30, 2024, the Adviser did not recapture reimbursed expenses or waived fees.
E.	Administration Services
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the fiscal year ended November 30, 2024, the Funds incurred administration fees totaling $900 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
F.	Trustees’/Directors’ Fees
For the fiscal year ended November 30, 2024, the Funds incurred independent Trustees’/Directors’ fees totaling $53 which are included in the Statement of Operations within the line item “Trustees’/Directors’ fees and expenses.” No remuneration was paid to the officers or affiliated trustee.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the fiscal year ended November 30, 2024, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustees/Director Deferred Compensation Plan
The Funds provide a deferred compensation plan for its Trustees/Directors who receive compensation from the Funds. Under the deferred compensation plan, Trustees/Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by each Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees/Directors. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statement of Assets and Liabilities at November 30, 2024.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the fiscal year ended November 30, 2024, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$ 94,917	$ 99,465
Stone Harbor Emerging Markets Income Fund	138,630	107,947
Total Return Fund Inc.	314,919	404,401
Purchases and sales of long-term U.S. government and agency securities during the fiscal year ended November 30, 2024, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$15,995	$16,760
Total Return Fund Inc.	35,172	37,402

Note 6. Federal Income Tax Information
($ reported in thousands)
At November 30, 2024, the approximate cost basis and aggregate unrealized appreciation (depreciation) of investments and other financial instruments held by the Funds for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Multi-Sector Income Fund	$ 142,062	$ 2,531	$ (6,715)	$ (4,184)
Stone Harbor Emerging Markets Income Fund	185,180	11,404	(10,938)	466
Total Return Fund Inc.	556,049	60,331	(21,091)	39,240
The Funds have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2024, the Funds’ capital loss carryovers are as follows:

Fund	Short-Term	Long-Term
Global Multi-Sector Income Fund	$ 8,873	$ 27,895
Stone Harbor Emerging Markets Income Fund	94,193	142,592
Total Return Fund Inc.	—	1,308

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Post-October Capital Loss Deferred	Capital Loss Deferred
Global Multi-Sector Income Fund	$ 40	$ 36,768
Stone Harbor Emerging Markets Income Fund	31	236,785
Total Return Fund Inc.	—	1,308
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended November 30, 2024 and 2023 was as follows:
	Ordinary Income	Return of Capital	Total
Global Multi-Sector Income Fund
11/30/24	$ 5,055	$ 5,806	$10,861
11/30/23	4,629	6,232	10,861
Stone Harbor Emerging Markets Income Fund
11/30/24	20,130	99	20,229
11/30/23	11,445	951	12,396
Total Return Fund Inc.
11/30/24	8,721	30,026	38,747
11/30/23	9,660	50,003	59,663
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Funds and their investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of the Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of each Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Funds from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact each Fund’s liquidity and performance.
Sanctions threatened or imposed may result in a decline in the value and liquidity of each Fund’s assets. The securities of the Funds may be deemed to have a zero value. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. If the Funds are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect each Fund’s NAV and dilute investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that the Funds invests a significant portion of its assets in a particular emerging market, the Funds will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Funds as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Funds, positive or negative, than if the Funds did not concentrate their investments in such sectors.
At November 30, 2024, Total Return Fund Inc. held securities issued by various companies in specific sectors as detailed below:
Sector	Percentage of Total Investments
Utilities	37%
Stone Harbor Emerging Markets Income Fund leverages its portfolio through entering into reverse repurchase agreements or the issuance of debt securities. Global Multi-Sector Income Fund and Total Return Fund Inc. borrow through their margin financing facility for the purpose of leveraging their portfolio. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Funds would be magnified to the extent the Funds are leveraged.
Note 8. Borrowings
($ reported in thousands)
Margin Financing
Global Multi-Sector Income Fund had a Credit Agreement (the “Agreement”), with a commercial bank (the “Bank”) that allowed the Fund to borrow cash from the Bank, up to $55,000 (“Commitment Amount”). Borrowings under the Agreement were collateralized by investments of the Fund. The Agreement resulted in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund failed to meet or maintain certain covenants as required under the Agreement, the Fund could have been required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest was charged at SOFR plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. Total interest and commitment fees accrued from December 1, 2023 through January 4, 2024 were $265 and are included in the “Interest expense on borrowings” line of the Statement of Operations.
As of January 5, 2024, Global Multi-Sector Income Fund entered into a Master Margin Loan Agreement (the “New Agreement”) with a commercial bank (the “New Bank”) that allows the Fund to borrow cash from the New Bank, up to a limit of $55,000 (the “New Commitment Amount”). The New Agreement replaces the Agreement described above. Borrowings under the New Agreement are covered by investments of the Fund. The New Agreement results in the Fund being subject to certain covenants including posting collateral. If the Fund may be required to repay immediately, in part or in full, the borrowed sum, necessitating the sale of securities at potentially inopportune times. Interest is charged at Overnight Bank Funding

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
Rate (“OBFR”) plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the New Commitment Amount is borrowed at a given time.
For the year ended November 30, 2024, the Fund had average borrowings of $43,000 with an average interest rate of 6.09%. Interest and commitment fees accrued from January 5, 2024 through November 30, 2024 were $2,391 and $2, respectively, and are included in the “Interest expense on borrowings” line of the Statement of Operations. The carrying value approximates the fair value of the borrowing at November 30, 2024.
Outstanding Borrowings	Interest Rate
$43,000	5.43%
Total Return Fund Inc. has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $200,000 (the “Commitment Amount”). Prior to May 2, 2024, the Commitment Amount was $235,000. Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the OBFR plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the fiscal year ended November 30, 2024, the Fund had average borrowings of $176,395 with an average interest rate of 6.06%. For the same period, the interest expense related to the borrowings amounted to $10,831 and is included with in the “Interest expense on borrowings” line on the Statement of Operations. The carrying value approximates fair value of the borrowing at November 30, 2024.
At November 30, 2024, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$168,300	5.41%
Reverse Repurchase Agreements
Stone Harbor Emerging Markets Income Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.
In a reverse repurchase agreement, the Fund delivers a security to a financial institution, the counterparty, in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Schedule of Investments as full or partially pledged securities. The total amount of securities pledged and cash collateral pledge at November 30, 2024 was $61,899 and $261, respectively. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2024. For the fiscal year ended November 30, 2024, the average amount of reverse repurchase agreements outstanding was $37,114, at a weighted average interest rate of 5.89%.
The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of November 30, 2024:
Overnight & Continuous

Sovereign Debt Obligations	$28,796
Corporate Bonds	20,758
Total	$49,554
Gross amount of unrecognized liabilities of reverse repurchase agreements
Note 9.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees/Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Shares and Capital Transactions
At November 30, 2024, Global Multi-Sector Income Fund has one class of common stock with no par value of which unlimited shares are authorized and 11,313,094 shares are outstanding.
At November 30, 2024, Stone Harbor Emerging Markets Income Fund has one class of common stock with $0.001 par value of which unlimited shares are authorized and 29,291,260 shares are outstanding.
At November 30, 2024, Total Return Fund Inc. had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 61,720,496 shares are outstanding.
On April 2, 2024, Total Return Fund Inc. announced the commencement of a 10% tender offer (6,857,832 shares) at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the business day immediately following the day the expiration date of the tender offer. The tender offer expired on May 1, 2024. Total Return Fund Inc. purchased the maximum number of shares covered by the offer price of $5.9976 per share, which

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on May 2, 2024. As a result of the tender offer, $41,131 (reported in thousands) was distributed to shareholders and there was an accretion of $0.02 to the NAV per share of all the outstanding shares after the close of the tender offer.
As announced on March 11, 2024, Total Return Fund Inc.’s Board of Directors approved two additional conditional tender offers. The first conditional tender offer is for up to 10% of the Fund’s then outstanding shares at a price equal to 98% of the Fund’s NAV if the simple average trading discount, calculated using the NYSE closing market price on each day the NYSE is open for trading, is equal to or greater than 12% during the period May 31, 2024 through November 26, 2024. The second conditional tender offer is for up to 10% of the Fund’s then outstanding shares at a price equal to 98% of the Fund’s NAV if the simple average trading discount, calculated using the NYSE closing market price on each day the NYSE is open for trading, is equal to or greater than 10% during the consecutive 180 calendar day period beginning April 1, 2025.
Note 11. Offering of Common Shares
($ reported in thousands)
Stone Harbor Emerging Markets Income Fund has an effective shelf registration statement offering up to $80,000 common shares of beneficial interest, par value $0.001 (“common shares”) (the “Offering”). The common shares may be offered and sold directly to purchasers, through at-the-market offerings using a distributor, or through a combination of these methods. Stone Harbor Emerging Markets Income Fund entered into an agreement with Foreside Fund Services, LLC to serve as the Fund’s distributor (“Distributor”). The Distributor entered into a sub-placement agent agreement with UBS Securities LLC. Initial costs incurred in connection with the Offering are recorded as “Prepaid expenses” on the Statement of Assets and Liabilities. As shares are sold, the portion of the costs attributed to the shares sold are amortized.
For the fiscal year ended November 30, 2024, Stone Harbor Emerging Markets Income Fund issued 101,763 shares, resulting in net proceeds of $509 and amortized $1 in offering costs recorded as a reduction in paid in surplus on common shares.
Note 12. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At November 30, 2024, the Funds did not hold any securities that were restricted.
Note 13. Reorganization
($ reported in thousands)
On May 22, 2023, the shareholders of Stone Harbor Emerging Markets Fund (the “Acquiring Fund”) approved the issuance of additional common shares in connection with the proposed reorganization of Virtus Stone Harbor Emerging Markets Total Income Fund (the “Acquired Fund”) with and into the Acquiring Fund. Pursuant to an agreement and plan of reorganization, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
value of the Acquiring Fund’s shares. The Acquiring Fund is the legal and accounting survivor out of the reorganization.
Each shareholder of the Acquired Fund received shares of the Acquiring Fund equal to the NAV of their Acquired Fund shares, as determined at the close of business on December 15, 2023. The reorganization was accomplished by a tax-free exchange of shares and was effective after the close of business on December 15, 2023. The share transactions associated with the reorganization are as follows:
Acquired Fund Shares Outstanding	Shares Converted to the Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
10,053,109	11,598,599	$51,054*	1.153733
* Includes net unrealized depreciation of $(2,434) at the close of business on December 15, 2023.
The net assets and composition of net assets for the Fund on December 15, 2023, were as follows:
Acquiring Fund’s Net Assets	Common Stock ($0.001 par value unlimited shares authorized)	Capital paid in on shares of beneficial interest	Total distributable earnings (accumulated losses)
$76,378	$17	$224,724	$(148,363)
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately after the acquisition amounted to $127,432.
Assuming the acquisition had been completed on December 1, 2023, the beginning of the fiscal period of the Acquiring Fund, the pro forma results of operations for the period ended November 30, 2024 would have been as follows:
Net investment income (loss)	$13,157 (a)
Net realized and unrealized gain (loss) on investments	21,194 (b)
Net increase (decrease) in net assets resulting from operations	$34,351
(a) $12,964, as reported in the Statement of Operations, plus $193 net investment income from the Acquired Fund pre-reorganization.
(b) $19,682, as reported in the Statement of Operations, plus $1,512 net realized and unrealized gain (loss) on investments from the Acquired Fund pre-merger.
Because the Acquiring Fund and the Acquired Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2024
income/(losses) and gains/(losses) of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since December 15, 2023.
Note 14. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 15. Recent Accounting Pronouncements
In November 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures, which improves reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. In addition, the ASU clarifies that a public entity with a single reportable segment provide all disclosures required by the ASU and all existing segment disclosures in Topic 280. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023. Management is assessing the impact of this guidance on the funds’ financial statements.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following events require recognition or disclosure in these financial statements.
On December 2, 2024, Total Return Fund Inc. announced it met the conditions to trigger its first conditional tender offer (“Tender Offer”) to acquire another 10% of the Fund’s outstanding shares. The Tender Offer period commenced January 7, 2025 and will expire on or about February 6, 2025 (“Expiration date”), unless extended. Under this Tender Offer, the Fund will seek to acquire 10% of its then outstanding shares in exchange for cash at a price equal to 98% of its NAV (net of expenses related to the Tender Offer) as of the close of regular trading on the Expiration date.
On January 2, 2025, effective January 1, 2025, Stone Harbor Emerging Markets Income Fund (“EDF”) announced that as a result of a company legal entity transition, Virtus Investment Advisers, LLC (“VIA”) has replaced Virtus Alternative Investment Advisers, Inc. (“VAIA”) as the Fund’s Adviser.  As a result, VAIA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for EDF have been transferred to, and assumed by, VIA. Both VIA and VAIA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc. No changes have been made to the investment advisory fees payable by EDF, the subadviser, or the portfolio managers managing EDF.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Virtus Global Multi-Sector Income Fund and Virtus Stone Harbor Emerging Markets Income Fund and Board of Directors and Shareholders of Virtus Total Return Fund Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Global Multi-Sector Income Fund, Virtus Stone Harbor Emerging Markets Income Fund, and Virtus Total Return Fund Inc. (the “Funds”) as of November 30, 2024, the related statements of operations and cash flows for the year ended November 30, 2024, the statements of changes in net assets for each of the two years in the period ended November 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2024 for Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc. and for each of the two years in the period ended November 30, 2024 for Virtus Stone Harbor Emerging Markets Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2024, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2024 and each of their financial highlights for each of the five years in the period ended November 30, 2024 for Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc. and for each of the two years in the period ended November 30, 2024 for Virtus Stone Harbor Emerging Markets Income Fund in conformity with accounting principles generally accepted in the United States of America.
The financial statements of Virtus Stone Harbor Emerging Markets Income Fund as of and for the year ended November 30, 2022 and the financial highlights for each of the periods ended on or prior to November 30, 2022 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 27, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 24, 2025
We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

TAX INFORMATION NOTICE (Unaudited)
November 30, 2024
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2025, the Funds will notify applicable shareholders of amounts for use in preparing 2024 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended November 30, 2024, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	QDI	DRD	Long-Term Capital Gain Distributions ($)
Total Return Fund Inc.	100.00%	77.83%	$ 0

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Dividend Reinvestment Plan offers shareholders of Stone Harbor Emerging Markets Income Fund a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Dividend Reinvestment Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Dividend Reinvestment Plan.
The Automatic Reinvestment and Cash Purchase Plan and Dividend Reinvestment Plan (the “Plan”) offers shareholders of Global Multi-Sector Income Fund and Total Return Fund, a convenient way to acquire additional shares of the Funds. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

ADDITIONAL INFORMATION
Since November 30, 2023: (i) there have been no material changes in the Funds’ investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Funds’ charter or by-laws that would delay or prevent a change in control of the Funds’ which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Funds; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of Global Multi-Sector Income Fund’s portfolio. On March 1, 2024, Stone Harbor Emerging Markets Income Fund announced it added Darin Batchman and Richard Lange to its team of investment professionals. Darin Batchman, with 23 years of experience, and Richard Lange, with 18 years of experience, both serve as portfolio managers in emerging markets corporate debt at Stone Harbor Investment Partners, the Fund’s subadviser. In addition, on August 13, 2024, the Fund announced that Peter Wilby, CFA, and Kumaran Damodaran, Ph.D., would step down as portfolio managers effective September 30, 2024, and on December 11, 2024, the Fund announced that David A. Oliver would step down as portfolio manager effective December 31, 2024. On March 1, 2024, Total Return Fund Inc. announced it added Rodney C. Clayton, CFA, and Steven Wittwer, CFA to its portfolio investment team. Rodney Clayton is a portfolio manager and senior research analyst and Steven Wittwer is an executive managing director and senior portfolio manager at Duff & Phelps Investment Management Co., a subadviser to the Fund.
Additional information relating to the Funds’ Trustees/Directors and officers, and any other information found elsewhere in this annual report, may be requested by contacting the Funds at the address provided on the back cover of this report.

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to maximize current income while preserving capital.
Principal Strategies:
The Fund seeks to generate high current income and total return by applying extensive credit research to capitalize on opportunities across undervalued sectors of the global bond markets.
The portfolio seeks global diversification among 14 sectors in order to potentially increase return and manage risk.
Principal Risks:
Credit: There is a risk that the issuer of a debt instrument will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Emerging Markets: The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks. The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund.
Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result  in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.
Leverage: The Fund employs leverage through a line of credit. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Local, regional, or global events

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Emerging Markets Securities (the “80% policy”). “Emerging Markets Securities” include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.
The Fund considers emerging market countries as those countries identified by the World Bank Group as being “low income economies” or which are included in a J.P. Morgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund’s investments may include, among other things, sovereign debt obligations, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, restricted securities, non-U.S. currencies, currency forward contracts and other foreign currency transactions, and derivatives related to or referencing these types of securities and instruments. The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund exposure to emerging markets, the Fund currently expects that its derivatives transactions or instruments will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities and groups or indices of securities, and interest rate futures contracts and options. The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.
The Fund seeks income and capital appreciation through country selection, sector selection, security selection and currency selection. In selecting Emerging Markets Securities for investment, the Fund’s subadviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations.
The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Fund’s subadviser, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.
The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund’s subadviser does not manage the Fund to have a specific average maturity or duration. The

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets (plus borrowings for investment purposes) to Emerging Markets Securities. Under certain limited circumstances, the Fund may obtain substantially all of its investment exposure to Emerging Markets Securities through the use of derivatives.
The Fund intends to invest less than 50% of its assets in a single country.
In addition, the Fund may invest the remainder of its assets in securities which will not be used to achieve the Fund’s 80% policy, such as shares of open- and closed-end investment companies, common stocks, bonds and convertible securities.
The Fund’s investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change. There have been no changes to the Fund’s investment objectives and policies during the reporting period. This information may not reflect all of the changes that have occurred since you purchased the Fund.
The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings and/or issuing preferred shares. The aggregate amount of the Fund’s Borrowings and the liquidation value of any preferred shares will generally not exceed 33 1/3% of the Fund’s Managed Assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund’s use of these transactions will be limited by the Fund’s policies relating to asset segregation and “coverage” of these types of transactions.
Principal Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment.
Non-Diversification: As a non-diversified investment company, the Fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the Fund takes concentrated positions in a small number of issuers, the Fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser ’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.  Local, regional, or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Emerging Market Investing: The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions, the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Currency Rate: Because the foreign securities in which the Fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.  Because the value of the Fund’s shares is calculated in U.S. dollars, it is possible for the Fund to lose money by investing in a foreign security if the local currency of a

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.
Foreign Currency Transactions: The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.
The Fund may use derivatives to acquire positions in various currencies, which presents the risk that the Fund could lose money on its exposure to a particular currency and also lose money on the derivative. The Fund also may take positions in currencies that do not correlate to the currency exposure presented by the Fund’s other investments. As a result, the Fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.
Sovereign Debt Obligations: When the Fund invests in debt instruments issued by a government outside the U.S., the Fund is exposed to the risks that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) the issuing government may default on its debt instruments, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Credit: There is a risk that the issuer of a debt instrument will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.  It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes.  Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Derivatives: Derivative are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.  Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject the Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.
As an investment company registered with the SEC, the Fund is subject to Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires a fund to apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective. Governments, agencies and/or other regulatory bodies may further adopt or change laws or regulations that could adversely affect the Fund’s ability to invest in derivatives as the Fund’s subadviser intends.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund’s income or deferring its losses. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
the resources required by the Fund or its adviser and/or subadviser to comply with particular regulatory requirements.
Reverse Repurchase Agreements: The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Such agreements, which are in effect collateralized borrowings by the Fund, are considered to be senior securities under Investment Company Act of 1940, as amended unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements.
Counterparty: When the Fund engages in investment techniques in which it relies on another party to consummate the transaction, the Fund is subject to the risk of default by the other party.  To the extent that the Fund enters into multiple transactions with a single or limited number of counterparties, the Fund will be subject to increased levels of counterparty risk.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Leverage: Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in more risk to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the Fund’s costs of borrowing, the costs of derivatives transactions used to generate leverage the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The expenses of a borrowing program and/or of a derivatives transaction will be borne by shareholders and, consequently, will result in a reduction of the NAV of the Fund’s common shares.  During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use leverage, as such fees will be calculated on the basis of the Fund’s managed assets, which includes assets attributable to borrowings.
Closed-End Fund: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
No Guarantee: There is no guarantee that the Fund will meet its objective.

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective:  The Fund’s investment objective is capital appreciation, with current income as a secondary objective.
Principal Strategies:
The Fund seeks to meet its objectives through a balance of equity and fixed income investments.
The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries.
The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Infrastructure-Related Investments: Infrastructure-related entities are subject to a variety of factors that may adversely affect their businesses or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Utilities Industry: Public utility companies are subject to intrinsic risks, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
reduction in the value of such security and losses to the Fund. Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Leverage: The Fund employs leverage through margin financing. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Local, regional, or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Closed End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan (Unaudited)
Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan, you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan (Unaudited)
Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and  watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan, you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reinvestment Plan (Unaudited)
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.
The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan

STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reinvestment Plan (Unaudited) (Continued)
Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-270-7788.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
(Unaudited)
The Board of Trustees (the “Board”) of Virtus Global Multi-Sector Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) (“VIA”) and the continuation of the subadvisory agreement (the “Subadvisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Virtus Fixed Income Advisers, LLC, acting through its division Newfleet Asset Management (the “Subadviser”). At a meeting held on October 29, 2024, in a virtual meeting format, and at an in-person meeting held on November 18-20, 2024 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered each of the relevant factors with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadviser were present.
Nature, Extent and Quality of Services
The Board received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadviser to detailed requests submitted either by independent legal counsel to the Independent Trustees on their behalf or VIA, as the case may be, as well as responses by VIA and the Subadviser to follow-up questions. The Board also previously had received presentations by VIA’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; the resources, operations and compliance structure of VIA and the Subadviser; and the investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadviser.
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadviser, including: (a) VIA’s ability to select and monitor the Subadviser; (b) VIA’s ability to provide the services necessary to monitor the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which the Subadviser

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
(Unaudited) (Continued)
should be replaced and to carry out the required changes. The Board also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to continue to provide a high level of and quality services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties to the Fund and other funds managed through Board meetings, discussions, and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. The Board noted that the Subadviser provided information regarding its portfolio management services, compliance with the Fund’s investment policies and procedures, and compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the Fund’s investment objective, policies and restrictions. The Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by the Subadviser, and experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund. The Board also considered: (a) the quality of the Subadviser’s compliance policies, procedures, and systems; and (b) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process.
Investment Performance
 The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board noted that the Fund underperformed the median of its Performance Universe for the year-to-date, 1-, 3-, 5-, and 10-year periods ended March 31, 2024. The Board also noted that

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
(Unaudited) (Continued)
the Fund outperformed its benchmark for the year-to-date, 1-, 3-, 5-, and 10-year periods ended March 31, 2024. The Board discussed the Fund’s underperformance and the reasons therefor among themselves and with management.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and, with respect to the Fund’s contractual and net management fee, ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to the Expense Universe, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee subadvisory fee. The Board also considered the fee rates payable by comparable accounts managed by the Subadviser, if any.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s gross management fees and the Fund’s total expenses were above the median of the Expense Universe.
 Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of the Subadviser. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.
 In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fee payable under the Subadvisory Agreement is paid by VIA out of the fee that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fee payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, its profitability should be considered as part of the profitability of VIA and, therefore, the Board considered the profitability of VIA and the Subadviser together.
 Economies of Scale
 The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
(Unaudited) (Continued)
Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
 The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
 The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadviser and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadviser or VIA in providing investment advisory services to the Fund, other than the fees earned under the respective Agreement.
 The Board concluded that potential “fallout” benefits that VIA and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
 After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
(Unaudited)
The Board of Trustees (the “Board”) of Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and the continuation of the subadvisory agreement (the “Subadvisory Agreement” and, together with the Advisory Agreement, the “Investment Management Agreements”) with Virtus Fixed Income Advisers, LLC, acting through its division Stone Harbor Investment Partners (the “Subadviser”). At a meeting held on October 29, 2024, in a virtual meeting format, and at an in-person meeting held on November 18-20, 2024 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”) considered and approved the continuation of each Investment Management Agreement, as further discussed below. The Board also authorized the appointment of Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) (“VIA”; VIA and VAIA each an “Adviser” and, collectively, the “Advisers”) as adviser to the Fund replacing VAIA effective January 1, 2025, and the transfer to, and assumption by, VIA of VAIA’s rights and obligations pursuant to the Investment Management Agreements, effective January 1, 2025 (the “Transfer and Assumption Agreement”) (together with the Investment Management Agreements, the “Agreements”). The above changes were proposed in connection with a corporate reorganization of the Adviser to streamline and organizationally align the provision of advisory services (the “Reorganization”).
In connection with the approval of the Agreements, the Board requested and evaluated information provided by each Adviser and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Investment Management Agreements and approval of the Transfer and Assumption Agreement would be in the best interests of the Fund and its shareholders.. With respect to the consideration of the Transfer and Assumption Agreement, the Board considered Management’s discussion of the benefits to shareholders of the Reorganization and Management’s assertion that the Reorganization would not result in a change of control of the or a change in the management of the Fund, including the personnel providing investment management and other services to the Fund. With respect to the Investment Management Agreements, the Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VAIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with the Advisers and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered the relevant factors with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Trustee may have attributed different weightsl to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VAIA or the Subadviser were present.
Nature, Extent and Quality of Services
The Board received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
(Unaudited) (Continued)
by each Adviser and the Subadviser to detailed requests submitted either by independent legal counsel to the Independent Trustees on their behalf or the Adviser, as the case may be, as well as responses by each Adviser and the Subadviser to follow-up questions. The Board also previously had received presentations by each Adviser’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; the resources, operations and compliance structure of each Adviser and the Subadviser; and the investment process, investment strategies, personnel, compliance procedures, and overall performance of each Adviser and the Subadviser.
In considering the Agreement with VAIA and the Transfer and Assumption Agreement with VIA, the Board considered each Adviser’s process for supervising and managing the Subadviser, including: (a) each Adviser’s ability to select and monitor the Subadviser; (b) each Adviser’s ability to provide the services necessary to monitor the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions, as well as to provide other oversight activities; and (c) each Adviser’s ability and willingness to identify instances in which the Subadviser should be replaced and to carry out the required changes. For each Adviser, the Board also considered: (a) the experience and capability of the Adviser’s management and other personnel; (b) the financial condition of the Adviser, and whether it had the financial wherewithal to continue to provide a high level and quality of services to the Fund; (c) the quality of the Adviser’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by the Adviser and its affiliates to the Fund; (e) the Adviser’s supervision of the Fund’s other service providers; and (f) the Adviser’s risk management processes. It was noted that an affiliate of the Advisers serves as administrator to the Fund. The Board also took into account its knowledge of each Adviser’s management and the quality of the performance of each Adviser’s duties to the Fund and other funds managed through Board meetings, discussions, and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. The Board noted that the Subadviser provided information regarding its portfolio management services, compliance with the Fund’s investment policies and procedures, and compliance with applicable securities laws and assurances thereof. The Board also noted that each Adviser’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the Fund’s investment objective, policies and restrictions. The Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by the Subadviser, and experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund. The Board also considered: (a) the quality of the Subadviser’s compliance policies, procedures, and systems; and (b) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
(Unaudited) (Continued)
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted each Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board noted that the Fund outperformed the median of its Performance Universe for the year-to-date, 1-, 3-, 5-, and 10-year periods ended March 31, 2024. The Board also noted that the Fund outperformed its benchmark for the year-to-date, 1-, and 3-year periods ended March 31, 2024 and underperformed its benchmark for the 5- and 10-year periods ended March 31,2024. The Board discussed the Fund’s underperformance and the reasons therefor among themselves and with management.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”).  In comparing the Fund’s net management fee to the Expense Universe, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that the subadvisory fees were paid by VAIA, and will be paid by VIA, out of their management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA and to be retained by VIA after payment of the subadvisory fee. The Board also considered the fee rates payable by comparable accounts managed by the Subadviser, if any.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s gross management fees were above the median of the Expense Universe and total expenses were at  the median of the Expense Universe.
Profitability
The Board also considered certain information relating to profitability provided byVAIA. In this regard, the Board considered information regarding the overall profitability of VAIAfor its management of the Fund and the anticipated profitability of VIA, as well as its profits and those

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
(Unaudited) (Continued)
of the Subadviser. In addition to the fees paid to VAIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VAIA or its affiliates, and the anticipated benefits to be derived by VIA, from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VAIAand its affiliates from the Fund, and the anticipated profitability to VIA, was within a reasonable range in light of the quality of the services rendered to the Fund and other factors considered.
In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fee payable under the Subadvisory Agreement is paid by the Adviser out of the fee that the Adviser receives under the Advisory Agreement, and not by the Fund. In considering the fee payable by the Adviser to the Subadviser, the Board noted that, because the Subadviser is an affiliate of the Adviser, its profitability should be considered as part of the profitability of the Adviser and, therefore, the Board considered the profitability of the Adviser and the Subadviser together.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via the at the market offering, another secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by each Adviser, the Subadviser and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of the Advisers provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of each Adviser, there are no other direct benefits received by the Subadviser or each Adviser in providing investment advisory services to the Fund, other than the fees earned under the respective Agreement.
The Board concluded that potential “fallout” benefits that each Adviser and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
(Unaudited) (Continued)
After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF
VIRTUS TOTAL RETURN FUND INC.
(Unaudited)
The Board of Directors (the “Board”) of Virtus Total Return Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) (“VIA”) and the continuation of each of the subadvisory agreements (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”) with Virtus Fixed Income Advisers, LLC, acting through its division Newfleet Asset Management, and Duff & Phelps Investment Management Company (each, a “Subadviser” and together, “Subadvisers”). At a meeting held on October 29, 2024, in a virtual meeting format, and at an in-person meeting held on November 18-20, 2024 (the “Meetings”), the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered each of the relevant factors with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director may have attributed different weights to the various factors. The Independent Directors also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
Nature, Extent and Quality of Services
The Board received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted either by independent legal counsel to the Independent Directors on their behalf or VIA, as the case may be, as well as responses by VIA and the Subadvisers to follow-up questions. The Board also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; the resources, operations and compliance structure of VIA and the Subadvisers; and the investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF
VIRTUS TOTAL RETURN FUND INC.
(Unaudited) (Continued)
with the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Board also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to continue to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties to the Fund and other funds managed through Board meetings, discussions, and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, as well as information provided throughout the past year. The Board noted that each Subadviser provided information regarding its portfolio management services, compliance with the Fund’s investment policies and procedures, and compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and the experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s compliance policies, procedures, and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance,

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF
VIRTUS TOTAL RETURN FUND INC.
(Unaudited) (Continued)
investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board noted that the Fund’s performance prior to November 18, 2019 reflected the performance of a predecessor fund. The Board noted that the Fund underperformed the median of its Performance Universe for the year-to-date, 1-, 3-, 5-, and 10-year periods ended March 31, 2024.  The Board also noted that the Fund underperformed its benchmark for the year-to date, 1-, 3-, and 5- year periods ended March 31, 2024 and outperformed its benchmark for 10-year period ended March 31, 2024. The Board discussed the Fund’s underperformance and the reasons therefor among themselves and with management.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and, with respect to the Fund’s contractual and net management fee, ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to the Expense Universe, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also considered the fee rates payable by comparable accounts managed by each of the Subadvisers, if any.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s gross management fees  were below the median of the Expense Universe, and that the Fund’s total expenses were above the median of the Expense Universe.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of each Subadviser. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF
VIRTUS TOTAL RETURN FUND INC.
(Unaudited) (Continued)
In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fee that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fee payable by VIA to each Subadviser, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability should be considered as part of the profitability of VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary offering, additional rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fees earned under the respective Agreement.
The Board concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees/Directors and Officers of the Funds as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o the respective Fund, One Financial Plaza, Hartford, CT 06103.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Burke, Donald C. YOB: 1960 Served Since: VGI: 2020, Class II EDF: 2020, Class II ZTR: 2022, Class I 100 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Director (2014 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.; Director (since 2011), Avista Corp. (energy company); Trustee (2010 to 2014), Goldman Sachs Fund Complex; and Director (2006 to 2010), BlackRock Luxembourg and Cayman Funds.
Cogan, Sarah E. YOB: 1956 Served Since: VGI: 2021, Class II EDF: 2022, Class II ZTR: 2021, Class I 89 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2019), PIMCO Closed-End Funds* (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: VGI: 2021, Class I EDF: 2022, Class I ZTR: 2021, Class I 89 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2011), PIMCO Closed-End Funds* (30 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Drummond, F. Ford YOB: 1962 Served Since: VGI: 2021, Class III EDF: 2022, Class III ZTR: 2021, Class II 89 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; Formerly, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	President Elect (since 2023), Oklahoma Cattlemen’s Association; Chairman, Oklahoma Nature Conservancy (2019 to 2020); Director (since 2015), Texas and Southwestern Cattle Raisers Association; Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Director (since 2011), Bancfirst Corporation; and Board Member (2006 to 2020), Oklahoma Water Resources Board.
Mallin, John R. YOB: 1950 Served Since: VGI: 2020, Class II EDF: 2022, Class I ZTR: 2020, Class II 83 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit).
McDaniel, Connie D. YOB: 1958 Served Since: VGI: 2020, Class III EDF: 2022, Class II ZTR: 2020, Class III 97 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip R. YOB: 1946 Served Since: VGI: 2011, Class III EDF: 2022, Class III ZTR: 2014, Class II Chairman 92 Portfolios	Private investor since 2010.	Director (1996 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.; and Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg).
McNamara, Geraldine M. YOB: 1951 Served Since: VGI: 2020, Class I EDF: 2022, Class III ZTR: 2020, Class III 92 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Director (2003 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Walton, R. Keith YOB: 1964 Served Since: VGI: 2016, Class I EDF: 2022, Class I ZTR: 2004, Class III 97 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Director (since 2017), certain funds advised by Bessemer Investment Management LLC (9 portfolios); Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; and Trustee (2014 to 2017), AZ Service.
Zino, Brian T. YOB: 1952 Served Since: VGI: 2016, Class I EDF: 2022, Class II ZTR: 2014, Class III 89 Portfolios	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).	Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; and Member, Board of Governors of ICI (1998 to 2008).
* PIMCO Closed End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global Stocks PLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Aylward, George R.** Trustee and President YOB: 1964 Served Since: VGI: 2014, Class III EDF: 2022, Class I ZTR: 2006, Class II 110 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (12 sub-funds), Stone Harbor Global Funds plc (3 sub-funds) and Virtus Global Funds ICAV (8 sub-funds); Member (since 2021), Board of Governors of the Investment Company Institute; and Director (since 2013), Virtus Global Funds, plc (5 sub-funds).
** Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); and Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Counsel and Assistant Secretary (since 2024); Vice President, Chief Legal Officer, Counsel and Secretary (2020 to 2024).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President (since 2013) and Assistant Treasurer (since 2011).	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Krishnan, Suneeta YOB: 1965	Vice President (since 2018) and Assistant Treasurer (since 2011).	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President, Fund Administration (2020 to 2023), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Santoro, Kathryn YOB: 1974	Vice President, Chief Legal Officer, Counsel and Secretary (since 2024).	Vice President and Senior Attorney (since 2024), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2024) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Vice President, General Counsel, and Secretary, Anuvu Corp. (2021 to 2023); Managing Counsel, Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors (2016 to 2020).
Short, Julia R. YOB: 1972	Senior Vice President (since 2018).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Thaker, Nikita K. YOB: 1978	Vice President and Controller (since 2021) and Assistant Treasurer (since 2017)	Vice President (since 2021) and Assistant Vice President (2016 to 2021), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

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101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees/Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
John R. Mallin
Connie D. McDaniel, Vice Chair
Philip R. McLoughlin, Chair
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kathryn L. Santoro, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Advisers
Virtus Investment Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8523	01-25

Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”)

Annual Report dated November 30, 2024 – Additional Information

UPDATE TO INFORMATION IN REGISTRATION STATEMENT AND PROSPECTUS SUPPLEMENT

The following sections titled “Summary of Fund Expenses, “Senior Securities” and “Net Asset Value and Market Price Information” are being provided as an update to the information provided in the Fund’s registration statement on Form N-2, File No. 333-281241 and accompanying prospectus supplement pertaining to the offer and sale of the Fund’s common shares (“Common Shares”) in an at-the-market offering program (the “Offering”) and are incorporated by reference therein.

SUMMARY OF FUND EXPENSES (UNAUDITED)

The following table is intended to assist investors in understanding the annualized fees and expenses that an investor in the Fund’s Common Shares would bear, directly or indirectly. The table is based on the Fund’s capital structure as of November 30, 2024.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)[1]	1.00%
Offering Expenses Borne by the Fund (as a percentage of offering price)[2]	0.25%
Dividend Reinvestment and Cash Purchase Plan Fees[3]	None
ANNUAL EXPENSES (as a percentage of net assets attributable to Common Shares)
Management Fees[4]	1.28%
Administration Fees[4]	0.12%
Interest Payments on Borrowed Funds[5]	1.69%
Other Expenses[6]	0.19%
TOTAL ANNUAL EXPENSES	3.28%

[1]

Represents the estimated commission that the Fund will pay to Foreside Fund Services, LLC. with respect to the Common Shares being sold in this offering. Pursuant to the Distribution Agreement, Foreside will be entitled to compensation of 1.00% of the gross sales price per share of Common Shares sold under the Distribution Agreement. Commission payments will reduce the net proceeds from this offering and will be indirectly borne by all holders of the Fund’s Common Shares.

[2]	Offering expenses payable by the Fund will reduce the net proceeds from this offering and will be indirectly borne by all holders of the Fund’s Common Shares.
[3]

There will be no brokerage charges with respect to Common Shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the Plan Administrator, as defined below, to sell your Common Shares held in a dividend reinvestment account.

[4]

The contractual management fee and administration fee are asset-based fees calculated using the average daily Managed Assets (defined as the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage)), of the Fund. The calculation reflects the Fund’s use of leverage during the twelve months ended November 30, 2024. The management fee cannot exceed 1.50% of the Fund’s net assets.

[5]

Assumed Borrowings, as defined below, in an aggregate amount of 28% of average Net Assets for the twelve months ended November 30, 2024. The expenses and rates associated with leverage may vary as and when Borrowings are made.

[6]	Other Expenses are based on amounts incurred for the fiscal year ended November 30, 2024.

THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that the Fund’s Total Annual Expenses of 3.28% remain the same for the time periods shown. The example set forth below assumes a 5% annual rate of return. Actual annual rates of return may be greater or lesser than 5%.

The example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

The following example assumes a sales load of 1.00% and estimated costs of this offering of 0.25% as a percentage of the Common Shares offering price:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$45	$112	$182	$366

SENIOR SECURITIES (UNAUDITED)

The following table sets forth information about the Fund’s outstanding senior securities at the end of each fiscal year for the last ten fiscal years. The Fund’s senior securities during the periods shown are comprised of borrowings that constitute a “senior security” as defined in the 1940 Act. The information in the table below was derived from the Fund’s audited financial statements for each fiscal year in the ten-year period ended November 30, 2024.

Senior Securities Representing Indebtedness
Fiscal Year Ended	Title of Security	Total Principal Amount Outstanding (1)	Asset Coverage Per $1,000 of Principal Amount (2)
November 30, 2024	Reverse repurchase agreements	$49,554,000	$3,806
November 30, 2023	Reverse repurchase agreements	$14,172,000	$6,215
November 30, 2022	Reverse repurchase agreements	$28,600,000	$3,493
November 30, 2021	Reverse repurchase agreements	$45,481,000	$3,312
November 30, 2020	Reverse repurchase agreements	$46,057,000	$3,545
November 30, 2019	Reverse repurchase agreements	$8,976,000	$17,290
November 30, 2018	Reverse repurchase agreements	$84,687,000	$3,019
November 30, 2017	Reverse repurchase agreements	$64,505,000	$4,632
November 30, 2016	Reverse repurchase agreements	$100,841,000	$3,161
November 30, 2015	Reverse repurchase agreements	$89,815,000	$3,558

[1]	Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year owed by the Fund to counterparties under reverse repurchase agreements in place at the time.
[2]

Represents the value of net assets plus the total principal amount outstanding at the end of the period divided by the total principal amount outstanding at the end of the period, multiplied by $1,000.

NET ASSET VALUE AND MARKET PRICE INFORMATION (UNAUDITED)

The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per common share and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

Fiscal Quarter	Market Price		NAV per Common Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low

	High	Low	High	Low	High	Low
November 30, 2024	$5.32	$4.77	$4.79	$4.71	11.06%	1.27%
August 31, 2024	$5.68	$5.11	$4.56	$4.53	24.56%	12.80%
May 31, 2024	$5.67	$4.81	$4.71	$4.59	20.38%	4.79%
February 29, 2024	$4.81	$4.23	$4.55	$4.44	5.71%	(4.73%)
November 30, 2023	$4.83	$3.60	$4.22	$4.01	14.45%	(15.49%)
August 31, 2023	$4.95	$4.00	$4.36	$4.01	13.53%	(0.25%)
May 31, 2023	$5.03	$3.97	$4.35	$3.96	15.63%	(0.50%)
February 28, 2023	$5.51	$4.07	$4.62	$4.22	19.26%	(3.55%)

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the registrant’s board of trustees determined that each of Donald C. Burke and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,064 for 2024 and $43,153 for 2023. For the fiscal year ended 2024 such fees included $9,500 for services rendered in connection with the registrant’s registration statement for its public offering.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,500 for 2024 and $0 for 2023. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,232 for 2024 and $0 for 2023.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)	Disclosethe audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d)N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $7,232 for 2024 and $0 for 2023.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately designated audit committee. During the period covered by the report, the members of the audit committee were: Donald C. Burke, Deborah A. DeCotis, John R. Mallin, Geraldine M. McNamara and Brian T. Zino.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 866.270.7788, or on the SEC’s Web site at www.sec.gov.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadviser, Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (“Stone Harbor”). Following is a summary of Stone Harbor’s proxy voting policies.

In voting proxies, Stone Harbor is responsible for making investment decisions that seek to add value to its client assets and that are in the best interest of its clients. Stone Harbor has adopted proxy voting policies, general guidelines and procedures. As an adviser that primarily invests in fixed-income securities, Stone Harbor does not frequently have to vote proxies on behalf of its clients. In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize such value.

It is anticipated that Stone Harbor will generally follow its proxy voting general guidelines. If deemed to be in the best interests of a client, a portfolio manager may override the general guidelines without consultation with Stone Harbor’s Compliance & Risk Committee, unless the situation involves a conflict of interest. All overrides are subject to review by the Stone Harbor Compliance & Risk Committee.

In voting client proxies, Stone Harbor may encounter various potential conflicts of interest, such as when voting proxies pertaining to existing clients, potential clients, existing vendors, or lenders. In any case involving a potential or known conflict of interest, Stone Harbor personnel will consult with the Stone Harbor Compliance & Risk Committee in an attempt to resolve an actual or potential conflict. In addition, the Stone Harbor Compliance & Risk Committee reviews the proxy voting guidelines and portfolio manager overrides on at least an annual basis.

A complete copy of Stone Harbor’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Stone Harbor Investment Partners, Attn: Compliance, 31 West 52nd Street, 16th Floor, New York, New York 10019.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James E. Craige, CFA. Mr. Craige is the chief investment officer, head of emerging markets, and co-founder of Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners. In this role. Mr. Craige heads a team that manages emerging markets and global high yield portfolios for institutions including public and private pension plans, sovereign wealth funds, and insurance companies globally.

Prior to helping found Stone Harbor in 2006, Mr. Craige was a managing director and senior portfolio manager for emerging markets debt, and a member of the investment policy committee at Citigroup Asset Management.

He held similar positions at Salomon Brothers, which he joined in 1992, prior to it being purchased by Citigroup in 1998. He began his career as a fixed income trading associate at Lehman Brothers in 1989.

Mr. Craige earned a B.S. in finance from the University of Vermont and serves on the Board of Advisors for the Grossman School of Business. He is a Chartered Financial Analyst® (CFA®) charterholder and member of the CFA Institute and the CFA Society New York. He began working in the investment industry in 1988.

Stuart Sclater-Booth. Mr. Sclater-Booth is the deputy chief investment officer and a portfolio manager for emerging markets debt, global sovereign, and asset allocation at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2014, Mr. Sclater-Booth was a managing director / head of emerging markets desk strategy at Goldman Sachs. Before joining Goldman Sachs, he served as executive director / global head of emerging markets macro strategy at J.P. Morgan Chase Securities. There, he held a series of roles, including executive director of emerging markets proprietary trading and vice president / head of trade strategy. Earlier in his career, Mr. Sclater-Booth was a research assistant in the U.S. macro research department at PaineWebber and an assistant economist in the domestic research department at the Federal Reserve Bank of New York.

Mr. Sclater-Booth earned a B.A. in economics from Vassar College and an M.A. in economics from Boston University. He began working in the investment industry in 1992.

David A. Oliver, CFA. Mr. Oliver is a portfolio manager for emerging markets debt, global sovereign at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2008, Mr. Oliver was a managing director for sales and trading in emerging markets debt at Citigroup Global Markets.

Mr. Oliver earned a B.A. from Northwestern University, an M.A from the University of Delaware, and an M.B.A. from the Tuck School of Business at Dartmouth College. He is a Chartered Financial Analyst® (CFA®) charterholder and a member of the CFA Institute and the CFA Society New York. He began working in the investment industry in 1986.

Darin Batchman. Mr. Batchman is a portfolio manager for emerging markets corporate debt at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2011, Mr. Batchman was a director of Latin America integrated credit trading at Deutsche Bank Securities where he was responsible for structured debt and equity transactions for Latin American corporates, as well as managing all phases of transactions including initial pitches, pricing, due diligence, legal documentation, and syndication. Before joining Deutsche Bank, Mr. Batchman held roles as a director and senior vice president of equity strategies at Lehman Brothers, Inc. / Barclays Capital and as an associate director of emerging markets fixed income research at Bear Stearns & Co. Inc. In previous roles, Mr. Batchman served as an emerging markets fixed income analyst at Orix USA, and subsequently as a vice president and head of emerging markets corporate research at BCP Securities. Earlier in his career, Mr. Batchman was a high yield research associate in the emerging markets group at Credit Suisse First Boston/ Donaldson, Lufkin & Jenrette and held the role of high yield research associate at the Banque Nationale de Paris in New York. He began his career as an investment banking associate at Deutsche Bank Securities.

Mr. Batchman earned a B.S. in business administration from Kansas State University and an M.B.A with an emphasis in finance from the Leonard N. Stern School of Business at New York University. He began working in the investment industry in 1997.

Richard Lange. Mr. Lange is a portfolio manager for emerging markets corporate debt at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2010, Mr. Lange was as a trader for Autonomy Capital Group in London where he was responsible for private equity and debt investments in emerging market corporates. Before joining Autonomy Capital, Mr. Lange was the director for Latin America corporate credit trading at Deutsche Bank.

Mr. Lange earned a B.A. in finance and accounting from the Institut Commercial Superieur in Paris and an M.B.A. from the executive program at Columbia University. He began working in the investment industry in 2002.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2024, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)

James E. Craige, CFA	Registered Investment Companies:	4	$295	0	$0
	Other Pooled Investment Vehicles:	13	778	1	190
	Other Accounts:	13	4,179	0	0
Stuart Sclater-Booth	Registered Investment Companies:	4	295	0	0
	Other Pooled Investment Vehicles:	`13	778	1	190
	Other Accounts:	13	4,179	0	0

David A. Oliver, CFA	Registered Investment Companies:	4	295	0	0
	Other Pooled Investment Vehicles:	13	778	1	190
	Other Accounts:	13	4,179	0	0
Darin Batchman	Registered Investment Companies:	4	295	0	0
	Other Pooled Investment Vehicles:	13	778	1	190
	Other Accounts:	13	4,179	0	0
Richard Lange	Registered Investment Companies:	4	295	0	0
	Other Pooled Investment Vehicles:	13	778	1	190
	Other Accounts:	13	4,179	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with certain of its affiliated investment management firms, including Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (collectively, “Virtus”), believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

•

Incentive Bonus: Annual incentive payments are based on targeted compensation levels, adjusted based on profitability investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be payable in RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of funds managed is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

•

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2024, beneficial ownership of shares of the Fund by Messrs. Craige, Batchman, Lange, Oliver, and Sclater-Booth, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

James E. Craige, CFA	$100,001-$500,000
Darin Batchman	$1-10,000

David A. Oliver, CFA	$0
Stuart Sclater-Booth	$10,001-$50,000
Richard Lange	$0

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19.	Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Virtus Stone Harbor Emerging Markets Income Fund

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date        2/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date        2/10/2025

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date        2/10/2025

* Print the name and title of each signing officer under his or her signature.